Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF

IN RE:			}	CASE NUMBER
			}	13-11456
}
}
}
DEBTOR(S)	GMX Resources Inc.		}	CHAPTER 11

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD
	FROM	August 1, 2013	TO	August 31, 2013

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ William H. Hoch
Attorney for Debtor's Signature

Debtor's Address and Phone Number:	Attorney's Address and Phone Number:
GMX Resources Inc.	Crowe & Dunlevy
9400 N. Broadway, Suite 600	20 North Broadway, Suite 1800
Oklahoma City, OK 73114	Oklahoma City, OK 73102
405-600-0711	405-235-7700

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 21st day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.justice.gov/ust/r20/index.htm.

1.	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2.	Initial Filing Requirements
3.	Frequently Asked Questions (FAQs)

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING August 1, 2013 AND ENDING August 31, 2013

Name of Debtor: GMX Resources Inc.     Case Number 13-11456
Date of Petition: April 1, 2013

		CURRENT MONTH	CUMULATIVE PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD	1,839,939	945,484
2.	RECEIPTS:
	A. Cash Sales	—	—
	Minus: Cash Refunds	—	—
	Net Cash Sales	—	—
	B. Accounts Receivable	11,943,836	32,906,883
	C. Other Receipts (See MOR-3)	390,591	10,926,828
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)	12,334,427	43,833,711
4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)	14,174,366	44,779,195
5.	DISBURSEMENTS
	A. Advertising	—	—
	B. Bank Charges	1,006	13,085
	C. Contract Labor	115,312	265,032
	D. Fixed Asset Payments (not incl. in “N”)	450,124	5,579,901
	E. Insurance	99,397	1,514,367
	F. Inventory Payments (See Attach. 2)	—	36,838
	G. Leases	842,997	3,068,596
	H. Manufacturing Supplies	—	—
	I. Office Supplies	50,441	201,831
	J. Payroll - Net (See Attachment 4B)	354,626	2,119,545
	K. Professional Fees (Accounting & Legal)	1,483,938	5,260,760
	L. Rent	61,407	400,757
	M. Repairs & Maintenance	8,124	70,567
	N. Secured Creditor Payments (See Attach. 2)	500,000	2,864,389
	O. Taxes Paid - Payroll (See Attachment 4C)	142,639	762,304
	P. Taxes Paid - Sales & Use (See Attachment 4C)	—	4,408
	Q. Taxes Paid - Other (See Attachment 4C)	1,313	19,477
	R. Telephone	14,872	95,942
	S. Travel & Entertainment	2,225	54,783
	T. U.S. Trustee Quarterly Fees	—	8,125
	U. Utilities	10,842	133,233
	V. Vehicle Expenses	17	149
	W. Other Operating Expenses (See MOR-3)	4,421,898	16,691,918
6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)	8,561,178	39,166,007
7.	ENDING BALANCE (Line 4 Minus Line 6)	5,613,188	5,613,188

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 24th day of September, 2013	/s/ Michael J. Rohleder
Michael J. Rohleder, President

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)These two amounts will always be the same if form is completed correctly.

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	CURRENT MONTH	CUMULATIVE PETITION TO DATE
Debtor In Possession ("DIP") Loan	$—	$9,540,000
Cash distribution from Endeavor Gathering LLC	285,600	773,730
Return of excess insurance deposit	—	170,698
Receipt of state tax credits	—	57,840
Settlement from SemCrude bankruptcy	—	88,944
Miscellaneous refunds and receipts	104,991	295,616
Total	$390,591	$10,926,828

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan Amount (1)	Source of Funds	Purpose	Repayment Schedule
N/A

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	CURRENT MONTH	Previous Month(s)	CUMULATIVE PETITION TO DATE
Return of erroneous joint interest payment received	—	621,265	621,265
Monthly gathering and transportation fee to Endeavor Gathering	171,765	2,850,176	3,021,941
Reimbursement to Endeavor Pipeline	919,719	2,548,698	3,468,417
Settlement of hedges	1,808,593	—	1,808,593
Volumetric production payment	—	857,840	857,840
Monthly distribution to royalty and working interest owners	1,344,988	5,114,301	6,459,289
Miscellaneous disbursements	176,833	277,740	454,573
Total	4,421,898	12,270,020	16,691,918

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement. See Exhibit I Attached

MOR-3

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
Name of Debtor: GMX Resources Inc. Case Number: 13-11456
Reporting Period beginning August 1, 2013 Period ending August 31, 2013
ACCOUNTS RECEIVABLE AT PETITION DATE: $50,089,238
ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

	Oil & Gas Sales	Joint Interest Billing	Other Accounts Receivable (1)	Intercompany Receivable/Payable (2)	Total
Beginning of Month Balance (a)	$8,294,245	$1,261,039	$6,297,880	$22,513,759	$38,366,923
Plus: Current Month New Billings	$4,093,288	$20,267	$157,291	$(1,353,172)	$2,917,674
Minus: Collection During Month (b)	$(4,632,675)	$(472,225)	$(6,495,050)	$(343,886)	$(11,943,836)
Minus: Revenue Netting	$—	$(23,672)	$—	$—	$(23,672)
Plus/Minus: Adjustments or Writeoffs	$—	$(102,689)	$—	$—	$(102,689)
End of Month Balance (c)	$7,754,858	$682,720	$(39,879)	$20,816,701	$29,214,400
(1) Other Accounts Receivable contains Accounts Receivable due from a third party involving the Cotton Valley asset sale, and other Miscellaneous Receivables.
(2) Intercompany Receivable/Payable includes amounts due to or due from Endeavor Gathering LLC, which is a subsidiary of the Company that is not part of the consolidated bankruptcy filing.
*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:
Adjustment due to reclass of pre-paid drilling costs being offset against accounts receivable.
POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total
Oil & Gas Sales - For the current reporting month	$3,008,342	$3,649,322	$40,184	$—	$6,697,848
Joint Interest Billing	$37,020	$22,172	$14,977	$228,559	$302,728
Other Accounts Receivable	$—	$—	$—	$—	$—
Intercompany Receivable/Payable	$19,388	$641,414	$743,472	$1,303,490	$2,707,764

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status
See Exhibit VI	See Exhibit VI	See Exhibit VI

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)These two amounts must equal.

MOR-4

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning August 1, 2013 Period ending August 31, 2013

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description	Amount (b)
See note below
See Exhibit II attached. Note that the listing does not include accruals for invoices not yet received as of the closing of the financial statements for the current month.

☑ Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation. The Company was given the authority to pay approximately $6.9 million in pre-petition debts. The court order providing authorization to pay these debts was previously provided with the filing of the April 2013 operating report. See Exhibit III attached, which is the schedule of pre-petition debts paid in the current reporting period.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance (a)	$3,211,821
PLUS: New Indebtedness Incurred This Month	4,763,258
MINUS: Amount Paid on Post Petition Accounts Payable This Month	(4,235,286)
PLUS/MINUS: Adjustments *	—
Ending Month Balance (c)	$3,739,793

*For any adjustments provide explanation and supporting documentation, if applicable.

MOR-5

SECURED PAYMENTS REPORT
List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor/Lessor	Date Payment Due This Month	Amount Paid This Month	Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent
DIP Loan Agreement Interest and Commitment Fee	8/31/2013	$500,000	$—	$—

TOTAL (d)		$500,000

(a)This number is carried forward from last month’s report. For the first report only, this number will be zero.
(b, c)The total of line (b) must equal line (c).
(d)This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-6

ATTACHMENT 3
INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning August 1, 2013 Period ending August 31, 2013

INVENTORY REPORT

	Inventory Balance at Petition Date	Inventory Balance @ Beginning of Month	Inventory Purchased During the Month	Inventory Used	Adjustments	Ending Inventory
Material Inventories	$3,299,079	$3,176,740	$584	$—	$—	$3,177,324
Oil Inventory	$69,600	$32,376	$—	$3,377	$—	$28,999
Total Inventory	$3,368,679	$3,209,116	$584	$3,377	$—	$3,206,323

METHOD OF COSTING INVENTORY: Method of Costing Inventory: Inventory consist of Materials used to maintain on Oil & Gas properties and crude oil in tanks. The cost of materials are based upon the purchase price of the item using FIFO method of valuation. Cost of Oil Inventory is based upon the lift cost of producing the oil.
*For any adjustments or write-downs provide explanation and supporting documentation, if applicable. N/A

INVENTORY AGING
Note: This section is not applicable. Other than oil in tanks, which is sold on a daily or weekly basis, the Company's inventory is held for oil and gas properties and not for resale.

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete	Total Inventory
N/A - See Note Above	N/A - See Note Above	N/A - See Note Above	N/A - See Note Above	$3,206,323
* Aging Percentages must equal 100%.
☐ Check here if inventory contains perishable items.
Description of Obsolete Inventory: N/A
FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE (b): Fair market value of fixed assets at petition date is not available.
(Includes Property, Plant and Equipment)
BRIEF DESCRIPTION (First Report Only): Fixed assets include the Company's oil and natural gas properties, pipeline and related facilities, drilling rigs, machinery and equipment, buildings, leasehold improvements, office equipment and land.

Fixed Asset Reconciliation:
Fixed Asset Book Value at Beginning of Month (a) (b)	$245,694,898
Minus: Depreciation Expense	(1,126,616)
Plus: New Purchases	652,419
Plus/Minus: Adjustments or Write-downs *	(467)
Ending Monthly Balance	$245,220,234
*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable. Adjustment of $467 respresents the sale of computer equipment.
BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD: Capitalized interest, leasehold costs, capitalized G&A, intangible drilling costs, and well equipment.
(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-7

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning August 1, 2013 Period ending August 31, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity (See Exhibit V). A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

Name of Bank:	Capital One Bank	Branch:	N/A
Account Name:	GMX Resources Inc. Operating Account and Controlled Disbursement Account	Account Number:	XXXXXX7607 (Operating and Sweep Account) XXXXX1752 (Disbursements Account)

PURPOSE OF ACCOUNT: OPERATING

Ending Balance per Bank Statement	$6,262,496.55
Plus: Total Amount of Outstanding Deposits	—
Minus: Total Amount of Outstanding Checks and Other Debits *	(701,739.96)
Minus Service Charges	—
Ending Balance per Check Register **(a)	$5,560,757

*Debit cards are used by: N/A

**If Closing Balance is negative, provide explanation: N/A

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date Amount Payee Purpose Reason for Cash Disbursement

N/A - No disbursements were paid in Cash

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$____N/A________Transferred to Payroll Account
$____N/A________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-8

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning August 1, 2013 Period ending August 31, 2013

NAME OF BANK: Capital One Bank BRANCH: N/A

ACCOUNT NAME: GMX Resources Inc. Operating Account and Controlled Disbursement Account

ACCOUNT NUMBER: XXXXXX7607 (Operating and Sweep Account)
XXXXX1752 (Disbursements Account)

PURPOSE OF ACCOUNT: OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE            AMOUNT

See Exhibit IV

TOTAL	$

MOR-9

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning August 1, 2013 Period ending August 31, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.

Note: The Company uses a payroll service (Paylocity) to provide payroll and does not have a separate payroll account. Total bi-weekly payroll amounts for the Company are drafted from the operating account by the payroll service and those withdrawals are included in the disbursements section of the Company's operating account.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A ACCOUNT NUMBER: N/A
PURPOSE OF ACCOUNT: PAYROLL

Ending Balance per Bank Statement                $ N/A

Plus Total Amount of Outstanding Deposits	$ N/A

Minus Total Amount of Outstanding Checks and other debits	$ N/A *

Minus Service Charges	$ N/A
Ending Balance per Check Register                $ N/A **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation: N/A
The following disbursements were paid by Cash: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date Amount Payee Purpose Reason for Cash Disbursement
N/A

The following non-payroll disbursements were made from this account:

Date Amount Payee Purpose Reason for disbursement from this account
N/A

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-10

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning August 1, 2013 Period ending August 31, 2013

Note: The Company uses a payroll service (Paylocity) to service payroll and does not have a separate payroll account. The total funds are drafted from the operating account by the payroll service and those withdrawals are included in the disbursements section of the Company's operating account.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A

ACCOUNT NUMBER: N/A

PURPOSE OF ACCOUNT: PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE             AMOUNT

N/A

TOTAL	$

MOR-11

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning August 1, 2013 Period ending August 31, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found on the United States Trustee website, http://www.justice.gov/ust/r20/index.htm.

Note: The Company does not have a separate bank account related to taxes. Taxes are withdrawn from the Company's operating account. See "Attachment 5c" below for taxes paid and "Attachment 6" below for taxes owed and due for the period.

NAME OF BANK: N/A     BRANCH: N/A

ACCOUNT NAME: N/A     ACCOUNT NUMBER: N/A

PURPOSE OF ACCOUNT: TAX

Ending Balance per Bank Statement	$ N/A
Plus Total Amount of Outstanding Deposits        $ N/A
Minus Total Amount of Oustanding Checks and other debits $ N/A *
Minus Service Charges                    $ N/A
Ending Balance per Check Register                    $ N/A **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation: N/A

The following disbursements were paid by Cash: ( ☐ Check here if cash disbursements were authorized by
United States Trustee)

Date	Amount Payee Purpose Reason for Cash Disbursement
N/A

The following non-tax disbursements were made from this account:

Date	Amount Payee Purpose Reason for disbursement from this account
N/A

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-12

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning August 1, 2013 Period ending August 31, 2013

Note: The Company does not have a separate check register related to taxes. Taxes are withdrawn from the Company's operating account. See below for taxes paid and "Attachment 6" below for taxes owed and due for the period.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A ACCOUNT # N/A

PURPOSE OF ACCOUNT: TAX

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE            AMOUNT

N/A

TOTAL	(d)
SUMMARY OF TAXES PAID

Payroll Taxes Paid (a)	$142,639
Sales & Use Taxes Paid (b)	—
Other Taxes Paid (c)	1,313
Total (d)	$143,952

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2, Line 5O).
(b) This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements
(Page MOR-2, Line 5P).
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2, Line 5Q).
(d) These two lines must be equal.

MOR-13

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value
Morgan Stanley Money Market Account	N/A	N/A	N/A	$50,049
Total (a)				$50,049

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

	(Column 2)	(Column 3)	(Column 4)
Location of Box/Account	Maximum Amount of Cash in Drawer/Acct	Amount of Petty Cash on Hand at End of Month	Difference between (Column 2) and (Column 3)
Oklahoma City Office	N/A	$391	N/A
Total (b)		$391

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation:

N/A

Total Investments Accounts and Petty Cash (a + b) (c)	$50,440

(c)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-14

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning August 1, 2013 Period ending August 31, 2013

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return File	Tax Return Period
Texas State Comptroller	9/19/2013	Production & Severance Tax	$1,129	8/19/2013	July-2013
Texas State Comptroller	10/21/2013	Estimated Production & Severance Tax	$1,547	8/19/2013	August-2013
Barber County Treasurer	1/31/2014	Estimated Ad Valorem Taxes	$192	No filings - Billed from County	Year of 2013
Cass County Tax Collector	1/31/2014	Estimated Ad Valorem Taxes	$173	4/15/2013	Year of 2013
Harrison Central	1/31/2014	Estimated Ad Valorem Taxes	$153,563	4/15/2013	Year of 2013
Harrison County	1/31/2014	Estimated Ad Valorem Taxes	$54,154	4/15/2013	Year of 2013
Marion County, Karen Jones	1/31/2014	Estimated Ad Valorem Taxes	$1,483	4/15/2013	Year of 2013
Panola County Clerk - Tax Assesor	1/31/2014	Estimated Ad Valorem Taxes	$1,258	4/15/2013	Year of 2013
Louisiana Dept of Revenue	9/15/2013	Estimated 2012 Income Tax	$500	Not yet filed.	Year of 2012
Total			$213,999

MOR-15

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning August 1, 2013 Period ending August 31, 2013

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Description	Amount Paid	Company
Michael Rohleder	President	Salary	$32,454	GMX
James Merrill	Chief Financial Officer	Salary	$25,840	GMX
Gary Jackson	Executive Vice President Land	Salary	$25,000	GMX
		Gas Allowance	$1,750	GMX
Harry Stahel	Executive Vice President Finance	Salary	$23,077	GMX
Steve Craig	Director	Director fee	$4,167	GMX
Jon "Tucker" McHugh	Director	Director fee	$4,167	GMX

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	43	—
Number hired during the period	—	—
Number terminated or resigned during the period	1	—
Number of employees on payroll at end of period	42	—

MOR-16

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Premium Due Date
Chubb Group of Insurance Companies (Federal Insurance Company) 15 Mountain View Road Warren NJ 07059	908-903-2000	35863507	Insurance policy covering property, general liability, inland marine, pollution, commercial auto and umbrella liability	2/17/2014	N/A, all premiums have been paid in full
Great American Insurance Company 301 E. 4th Street Cincinnati, OH 45202	513-369-5000	IMP847592804	Insurance Policy covering equipment floater on owned pipe	2/17/2014	N/A, all premiums have been paid in full
First Mercury Insurance Company 26600 Telegraph Road Southfield MI 48033	248-358-4010	TXEX000000598201	Insurance policy covering commerical excess liability	2/17/2014	N/A, all premiums have been paid in full
National Union Fire Ins. Co. C/O Chartis 175 Water Street, 9th Floor NY, NY 10038	212-770-7000	17180256	Directors and officers liability insurance	2/17/2014	N/A, all premiums have been paid in full
US Speciality Insurance Company 8144 Walnut Hill Lane Dallas TX 75231	713-744-3700	14MGU13A28644	Excess directors and officers liability insurance	2/17/2014	N/A, all premiums have been paid in full
Zurich American Insurance Co. 1400 American Lane Schaumburg, IL 60195	1-800-987-3373	WC9280982	Workers compensation and employers liability	12/22/2013	N/A, all premiums have been paid in full
Travelers Casualty and Surety Company of America One Town Square, Hartford, CT 06183	1-800-842-5075	105536833	Crime, fidelity insurance, employment practices & fiduciary liability	12/22/2013	N/A, all premiums have been paid in full

MOR-17

Lloyd's of London c/o Continental Energy Specialist, L.P P.O. Box 689 Fulshear TX 77441	281-533-9067	CESEP12290	Operators extra expense policy	8/8/2013	N/A, all premiums have been paid in full
Lincoln National Life Insurance Company 8801 Indian Hills Drive Omaha NE 68114	402-361-7300	403001143	Group term life; accidental death & dismemberment and short-term disability	10/31/2013	N/A, all premiums have been paid in full
Vision Services Plan, Inc. Oklahoma	918-398-2600	30010641	Employee vision insurance	10/31/2013	N/A, all premiums have been paid in full
BlueCross BlueShield of Oklahoma	1-800-942-5837	Y01585	Group health insurance	10/31/2013	N/A, all premiums have been paid in full
Delta Dental	405-607-2100	939600001	Group dental insurance	10/31/2013	N/A, all premiums have been paid in full

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse
N/A for this period

Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-18

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

N/A for this period

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before October 1, 2013.

MOR-19

Exhibit I
GMX Resources Inc.
Balance Sheet

ASSETS	August 31, 2013
CURRENT ASSETS:
Cash and cash equivalents	$5,613,188
Short term investments	—
Accounts receivable - interest owners	642,840
Accounts receivable - oil and natural gas revenues	7,754,859
Accounts receivable - intercompany	20,816,702
Inventories	28,998
Prepaid expenses and deposits	2,535,896
Assets held for sale	409,579
Total current assets	37,802,062

OIL AND NATURAL GAS PROPERTIES, BASED ON THE FULL COST METHOD
Properties being amortized	705,633,638
Properties not subject to amortization	139,261,126
Less accumulated depreciation, depletion and impairment	(612,338,114)
232,556,650

PROPERTY AND EQUIPMENT, AT COST, NET	12,663,584
DERIVATIVE INSTRUMENTS	—
OTHER ASSETS	9,385,624
Investment in Sub/Intercompany	27,569,302
TOTAL ASSETS	$319,977,222

LIABILITIES AND SHAREHOLDERS' EQUITY	August 31, 2013
CURRENT LIABILITIES
Accounts payable	$23,070,856
Accounts payable - Intercompany	13,457,453
Other Accrued Expenses	9,856,508
Accrued interest	33,022,325
Revenue distribution payable	2,079,203
Short-term derivative instruments	53,476
Current maturities of long-term debt	10,025,750
Total current liabilities	91,565,571

LONG-TERM DEBT, LESS CURRENT MATURITIES	411,466,174
OTHER LIABILITIES	2,487,051

SHAREHOLDERS' EQUITY
9.25% Series B Cumulative Preferred Stock	3,177
Common Stock	98,062
Additonal paid-in capital	718,542,129
Retained earnings (Accumulated deficit)	(905,144,783)
Accumulated other comprehensive income, net of taxes	959,841
Total GMX shareholders' equity	(185,541,574)
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$319,977,222

MOR-20

GMX Resources Inc.
Income Statement

August 31, 2013

O&G sales	$2,401,543
Derivatives	373,714
TOTAL REVENUES	2,775,257

COSTS AND EXPENSES
Lease operating	705,843
Production taxes	148,612
Depreciation, depletion and amortization	1,134,816
General and administrative	2,224,420
Total expenses	4,213,691

OPERATING INCOME (LOSS)	(1,438,434)

NON-OPERATING INCOME (EXPENSE)
Interest Income (expense) (1)	1,273,891
Interest and other income	16,941
Unrealized gains on derivatives	80,000
Total non-operating expense	1,370,832

Income (loss) before income taxes	(67,602)

PROVISION (BENEFIT) FOR INCOME TAXES	127,063

NET INCOME (LOSS)	(194,665)
Net income attributable to noncontrolling interest	31,722

NET INCOME APPLICABLE TO GMX	(226,387)
Preferred stock dividends	612,183

NET INCOME (LOSS) APPLICABLE TO COMMON SHAREHOLDERS	$(838,570)

(1) In August 2013, the Company reversed the accrued interest associated with the Paid-in-kind interest election under the Senior Secured Notes due December 2017 and the Second Priority Notes due 2018 that the Company had previously recorded resulting in a reduction of interest expense of approximately $6.0 million.

MOR-21

Post Petition Accounts Payable in the Current Reporting Month

Exhibit II

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
4/1/2013	152	Globenewswire, Inc	Investor and Director Expense	$3,750.00
4/2/2013	151	Netjets Aviation, Inc	Travel Meals & Entertainment	55,318.00
4/2/2013	151	The CIT Group/Equipment	Travel Meals & Entertainment	24,390.08
4/3/2013	150	National Oilwell Varco, LP	8.8 Intang Completion Costs	86,213.74
4/3/2013	150	National Oilwell Varco, LP	8.8 Workover Expense	5,749.19
4/9/2013	144	Helmerich & Payne	8.8 Intang Completion Costs	20,986.25
4/9/2013	144	National Oilwell Varco, LP	8.8 Tangible Completion Costs	(65,636.83)
4/11/2013	142	National Oilwell Varco, LP	8.8 Tang Completion Cost	17,858.73
4/22/2013	131	SUPER HEATERS OF NORTH DAKOTA,	8.8 Intang Completion Costs	25,032.00
4/25/2013	128	National Oilwell Varco, LP	8.8 Tang Completion Cost	(15,159.76)
4/30/2013	123	Netjets Aviation, Inc	Travel Meals & Entertainment	701.50
5/1/2013	122	Globenewswire, Inc	Investor and Director Expense	3,750.00
5/1/2013	122	Moody's Investors Service	Consulting and Prof Fees	14,500.00
5/2/2013	121	Netjets Aviation, Inc	Travel Meals & Entertainment	55,318.00
5/6/2013	117	Gulf States Transmission Corp	Intercompany Accounts	23,405.00
5/8/2013	115	Devon Energy Production Co. LP	8/8 Lease Operating Expense	965.50
5/11/2013	112	GREENLIGHT ENERGY SERVICES	8.8 Workover Expense	400.00
5/13/2013	110	Continental Resources, Inc.	8/8 Lease Operating Expense	22,826.00
5/13/2013	110	GREENLIGHT ENERGY SERVICES	8.8 Workover Expense	1,107.75
5/15/2013	108	Bank Of America Lockbox Serv. C/O BP Corporation	Gas Marketing Fees	30,000.00
5/15/2013	108	Penn Virginia Oil & Gas, LP	8/8 Lease Operating Expense	1,935.17

MOR-22

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
5/16/2013	107	Watson Report Service	Other General & Administrative	75.00
5/16/2013	107	Regency Intrastate Gas LP	Gas Transportation Fees	450,000.00
5/19/2013	104	GREENLIGHT ENERGY SERVICES	8.8 Intang Completion Costs	1,846.25
5/20/2013	103	Andrews Kurth, LLP	Consulting and Prof Fees	100,617.20
5/20/2013	103	Crowe & Dunlevy, P.C.	Consulting and Prof Fees	15,936.24
5/20/2013	103	Estill, Hardwick, Gable Hall	Consulting and Prof Fees	6,264.00
5/21/2013	102	Central Hydraulic, Inc.	8.8 Tang Completion Cost	45,112.20
5/23/2013	100	GREENLIGHT ENERGY SERVICES	8.8 Intang Completion Costs	1,477.00
5/23/2013	100	National Oilwell Varco, LP	8.8 Tang Completion Cost	(4,563.71)
6/2/2013	90	The CIT Group/Equipment	Travel Meals & Entertainment	24,390.08
6/3/2013	89	Netjets Aviation, Inc	Travel Meals & Entertainment	55,318.00
6/5/2013	87	Penn Virginia Oil & Gas, LP	8/8 Lease Operating Expense	1,378.74
6/6/2013	86	Netjets Aviation, Inc	Travel Meals & Entertainment	(183,698.92)
6/6/2013	86	Rod's Hot Oil Service Inc.	8.8 Workover Expense	708.00
6/7/2013	85	Devon Energy Production Co. LP	8.8 Intangible Drilling Costs	1,024.43
6/7/2013	85	Looper Reed & McGraw P.C.	Consulting and Prof Fees	13,613.10
6/11/2013	81	Gulf States Transmission Corp	Gas Transportation Fees	23,405.00
6/13/2013	79	Continental Resources, Inc.	8.8 Non-producing LH Costs	28,135.22
6/17/2013	75	Penn Virginia Oil & Gas, LP	8/8 Lease Operating Expense	1,455.13
6/17/2013	75	Regency Intrastate Gas LP	Gas Transportation Fees	465,000.00
6/18/2013	74	Estill, Hardwick, Gable Hall	Consulting and Prof Fees	5,201.90
6/20/2013	72	Andrews Kurth, LLP	Consulting and Prof Fees	98,150.10
6/20/2013	72	Crowe & Dunlevy, P.C.	Consulting and Prof Fees	14,768.10

MOR-23

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
6/20/2013	72	Jefferies & Company, Inc.	Consulting and Prof Fees	25,000.00
6/20/2013	72	Looper Reed & McGraw P.C.	Consulting and Prof Fees	51,086.20
6/20/2013	72	McJunkin Red Man Corporation	8.8 Tang Completion Cost	950.73
6/24/2013	68	Bank Of America Lockbox Serv. C/O BP Corporation	Gas Marketing Fees	31,000.00
6/24/2013	68	McJunkin Red Man Corporation	8.8 Tang Completion Cost	168.97
6/25/2013	67	Denny's Electric and Motor	8/8 Lease Operating Expense	342.00
6/25/2013	67	McJunkin Red Man Corporation	General Office Expense	54.09
6/26/2013	66	ADLER HOT OIL SERVICE, INC.	8.8 Workover Expense	1,901.00
6/26/2013	66	Gene Myers, of G&J Myers	Rent and Utilities	5,000.00
6/27/2013	65	McJunkin Red Man Corporation	8.8 Tang Completion Cost	3,273.04
6/28/2013	64	BASIN TUBIN' TESTIN'	8.8 Workover Expense	3,106.00
6/30/2013	62	EASYLINK SERVICES	Telecomm and Computing	(95.2)
7/1/2013	61	IHS Global Inc.	Prepaid Expense	103,381.51
7/2/2013	60	McJunkin Red Man Corporation	8/8 Lease Operating Expense	53.85
7/3/2013	59	Denny's Electric and Motor	8.8 Workover Expense	7,976.94
7/5/2013	57	Devon Energy Production Co. LP	8/8 Lease Operating Expense	886.52
7/9/2013	53	Bank Of America Lockbox Serv. C/O BP Corporation	Gas Marketing Fees	30,000.00
7/9/2013	53	Gulf States Transmission Corp	Gas transportation	23,405.00
7/10/2013	52	Globenewswire, Inc	Investor and Director Expense	7,500.00
7/10/2013	52	Superb Services	Operating Expense - Pipeline	1,500.00
7/11/2013	51	McJunkin Red Man Corporation	8/8 Lease Operating Expense	403.09
7/15/2013	47	James Oil Well Service, Inc.	8.8 Workover Expense	595.00
7/16/2013	46	James Oil Well Service, Inc.	8/8 Lease Operating Expense	892.50
7/16/2013	46	McJunkin Red Man Corporation	8.8 Tang Completion Cost	(6,386.25)

MOR-24

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
7/16/2013	46	McJunkin Red Man Corporation	8/8 Lease Operating Expense	465.67
7/17/2013	45	Andrews Kurth, LLP	Consulting and Prof Fees	71,925.90
7/17/2013	45	Continental Resources, Inc.	8.8 Intangible Drilling Costs	7,833.73
7/17/2013	45	Estill, Hardwick, Gable Hall	Consulting and Prof Fees	4,543.80
7/17/2013	45	McJunkin Red Man Corporation	8.8 Workover Expense	589.37
7/18/2013	44	Crowe & Dunlevy, P.C.	Consulting and Prof Fees	11,485.70
7/19/2013	43	CONWAY MACKENZIE, INC.	Consulting and Prof Fees	63,388.10
7/20/2013	42	Jefferies & Company, Inc.	Consulting and Prof Fees	25,000.00
7/22/2013	40	Denny's Electric and Motor	8/8 Lease Operating Expense	710.00
7/22/2013	40	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	5,856.75
7/22/2013	40	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	2,206.50
7/23/2013	39	Hal or Bruce Whitaker	General Office Expense	1,561.64
7/24/2013	38	Industrial Electric	8/8 Lease Operating Expense	395.00
7/24/2013	38	Looper Reed & McGraw P.C.	Consulting and Prof Fees	48,753.30
7/24/2013	38	Shred-It USA, Inc.	General Office Expense	95.89
7/25/2013	37	A.F. Whatley Construction	8.8 Workover Expense	525.00
7/25/2013	37	Hemco, Inc.	Operating Expense - Pipeline	287.90
7/25/2013	37	Regency Intrastate Gas LP	Gas transportation	450,000.00
7/25/2013	37	Talon Tools & Testing LP	8.8 Workover Expense	2,388.30
7/26/2013	36	C & C Oilfield Services, LLC	8.8 Workover Expense	1,369.00
7/27/2013	35	Thurmond-McGlothlin, Inc.	8/8 Lease Operating Expense	160.00
7/27/2013	35	Thurmond-McGlothlin, Inc.	Operating Expense - Pipeline	400.00
7/29/2013	33	Fidelity Expl. & Prod. Company	8.8 Intangible Drilling Costs	8,471.85
7/30/2013	32	Shred-It USA, Inc.	General Office Expense	102.60
7/30/2013	32	Tammy B. Rodgers	8.8 Workover Expense	1,822.15

MOR-25

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
7/31/2013	31	Bakken Oil LLC	Consulting and Prof Fees	484.84
7/31/2013	31	Central Hydraulic, Inc.	8.8 Workover Expense	1,416.50
7/31/2013	31	EASYLINK SERVICES	Telecomm and Computing	(83.3)
7/31/2013	31	EPIQ BANKRUPTCY SOLUTIONS	Consulting and Prof Fees	91,304.72
7/31/2013	31	Globe Energy Services, LLC	8/8 Lease Operating Expense	7,940.25
7/31/2013	31	HPC Acquisition Corp.	8/8 Lease Operating Expense	8,910.15
7/31/2013	31	IHS Global Inc.	Other General & Administrative	25.00
7/31/2013	31	Largo Gas Compression, Inc.	Operating Expense - Pipeline	1,500.00
7/31/2013	31	Solium Capital LLC	Telecomm and Computing	1,148.42
7/31/2013	31	WellEz Information	8.8 Intangible Drilling Costs	200.00
8/1/2013	30	Globenewswire, Inc	Investor and Director Expense	3,750.00
8/1/2013	30	Penn Virginia Oil & Gas, LP	8/8 Lease Operating Expense	773.89
8/1/2013	30	Petrofiche, Inc.	Other General & Administrative	2,220.92
8/1/2013	30	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	1,143.75
8/1/2013	30	Superb Services	Operating Expense - Pipeline	5,534.00
8/1/2013	30	Vision Oil Tools, LLC	8.8 Workover Expense	9,168.81
8/1/2013	30	Whiting Oil and Gas Corporatn	8/8 Lease Operating Expense	37,894.18
8/2/2013	29	C & C Oilfield Services, LLC	8.8 Workover Expense	2,876.32
8/2/2013	29	C & C Oilfield Services, LLC	8/8 Lease Operating Expense	2,127.76
8/2/2013	29	C & C Oilfield Services, LLC	Operating Expense - Pipeline	6,193.93
8/2/2013	29	Hlebechuk Construction Inc.	8.8 Intangible Drilling Costs	1,530.00
8/5/2013	26	AT&T Corp	Telecomm and Computing	(234.88)
8/5/2013	26	Shred-It USA, Inc.	General Office Expense	102.60
8/5/2013	26	Wyoming Casing Service, Inc	8.8 Intangible Drilling Costs	9,840.00
8/6/2013	25	B&B HOT OIL SERVICE	8.8 Workover Expense	2,220.00

MOR-26

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
8/6/2013	25	Black Hills Trucking, Inc	General Office Expense	500.00
8/6/2013	25	BLACKHAWK ENERGY SERVICES, INC	8.8 Workover Expense	6,623.53
8/6/2013	25	Mclain-Chitwood Office Prods	General Office Expense	161.61
8/6/2013	25	South Gateway Tire Co. Inc.	Travel Meals & Entertainment	649.02
8/7/2013	24	Devon Energy Production Co. LP	8/8 Lease Operating Expense	884.00
8/7/2013	24	Missouri Valley Petroleum	8/8 Lease Operating Expense	161.93
8/7/2013	24	SANDLER O'NEILL & PARTNERS LP	Consulting and Prof Fees	100,000.00
8/7/2013	24	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	5,232.25
8/8/2013	23	Corbyn Hampton, PLLC	Consulting and Prof Fees	440.00
8/8/2013	23	Mclain-Chitwood Office Prods	General Office Expense	9.39
8/8/2013	23	Randy Williams	Travel Meals & Entertainment	173.40
8/8/2013	23	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	4,548.25
8/8/2013	23	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	1,551.75
8/9/2013	22	East Texas Copy Systems, Inc.	General Office Expense	62.79
8/9/2013	22	Elynx Technologies, LLC	8/8 Lease Operating Expense	1,284.60
8/9/2013	22	Elynx Technologies, LLC	Operating Expense - Pipeline	945.00
8/9/2013	22	James P. Hill Distributor Inc.	Operating Expense - Pipeline	946.97
8/9/2013	22	JNS Trucking, Inc.	8.8 Intang Completion Costs	150.00
8/9/2013	22	JNS Trucking, Inc.	8/8 Lease Operating Expense	1,477.50
8/9/2013	22	Pitney Bowes Purchase Power	General Office Expense	(11.41)
8/10/2013	21	James Oil Well Service, Inc.	8.8 Workover Expense	596.00
8/12/2013	19	B&B HOT OIL SERVICE	8.8 Intang Completion Costs	810.00
8/12/2013	19	Eastern Colorado Well	8.8 Workover Expense	14,600.00
8/12/2013	19	Elite Power LLC	8/8 Lease Operating Expense	2,178.75

MOR-27

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
8/12/2013	19	Elynx Technologies, LLC	8.8 Workover Expense	1,318.61
8/12/2013	19	Globe Energy Services, LLC	8/8 Lease Operating Expense	1,793.60
8/12/2013	19	Slawson Exploration Co., Inc.	8.8 Intang Completion Costs	5,237.75
8/13/2013	18	DENTONS US LLP	Consulting and Prof Fees	325.00
8/13/2013	18	Hardesty Team	General Office Expense	2,766.15
8/13/2013	18	Jonathan T. Hansen	Consulting and Prof Fees	2,000.00
8/13/2013	18	Mclain-Chitwood Office Prods	General Office Expense	281.48
8/13/2013	18	Missouri Valley Petroleum	8/8 Lease Operating Expense	6,230.07
8/14/2013	17	Continental Resources, Inc.	8.8 Tangible Completion Costs	(19,300.57)
8/14/2013	17	James Oil Well Service, Inc.	8.8 Workover Expense	1,241.76
8/14/2013	17	Missouri Valley Petroleum	8/8 Lease Operating Expense	1,664.05
8/14/2013	17	Randy Williams	Travel Meals & Entertainment	260.10
8/14/2013	17	Smith Operating & Management	8/8 Lease Operating Expense	1,285.04
8/14/2013	17	Superb Services	8.8 Workover Expense	1,150.00
8/15/2013	16	Anchor Safety, Inc.	General Office Expense	587.26
8/15/2013	16	DANE CHEMCO INC.	8.8 Workover Expense	1,589.85
8/15/2013	16	James Oil Well Service, Inc.	8.8 Workover Expense	2,830.13
8/15/2013	16	JNS Trucking, Inc.	8/8 Lease Operating Expense	9,557.50
8/15/2013	16	Penn Virginia Oil & Gas, LP	8/8 Lease Operating Expense	1,469.79
8/15/2013	16	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	4,078.50
8/16/2013	15	Andrews Kurth, LLP	Consulting and Prof Fees	232,726.08
8/16/2013	15	Gemini Solutions, Inc.	Telecomm and Computing	2,165.00
8/16/2013	15	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	1,220.25
8/19/2013	12	Crowe & Dunlevy, P.C.	Consulting and Prof Fees	36,511.36

MOR-28

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
8/19/2013	12	Jefferies & Company, Inc.	Consulting and Prof Fees	132,760.32
8/19/2013	12	Tammy B. Rodgers	8.8 Workover Expense	1,750.00
8/19/2013	12	Wren Oilfield Services, Inc	8.8 Workover Expense	7,406.48
8/20/2013	11	Mclain-Chitwood Office Prods	General Office Expense	117.32
8/20/2013	11	Missouri Valley Petroleum	8/8 Lease Operating Expense	6,932.81
8/20/2013	11	Paul, Weiss, Rifkind, Wharton	Consulting and Prof Fees	402,854.47
8/21/2013	10	BDR WELL SERVICE, LLC	8.8 Workover Expense	9,930.00
8/21/2013	10	McJunkin Red Man Corporation	8/8 Lease Operating Expense	107.61
8/22/2013	9	Globe Energy Services, LLC	8/8 Lease Operating Expense	6,761.90
8/22/2013	9	JNS Trucking, Inc.	8/8 Lease Operating Expense	7,733.75
8/22/2013	9	McAfee & Taft	Consulting and Prof Fees	24,124.26
8/22/2013	9	Randy Williams	Travel Meals & Entertainment	173.40
8/22/2013	9	RR Donnelley Receivables, Inc.	Consulting and Prof Fees	13,356.98
8/22/2013	9	Vision Oil Tools, LLC	8.8 Workover Expense	3,475.50
				$3,739,793.27

MOR-29

Pre-petition Accounts Payable Paid in the Current Reporting Month

Exhibit III

Check Date	Check No	Vendor Name	Transaction Amt on Check
8/16/2013	216344	Larco Ltd	1,500.00
8/16/2013	216355	Scientific Drilling	129.47
8/16/2013	216357	Solium Capital LLC	1,148.42
8/23/2013	216368	C & C Oilfield Services, LLC	482.58
8/23/2013	216366	Apex Remington, Inc.	584.23
Total Pre-petition Accounts Payable paid in August 2013			$3,844.70

MOR-30

All Disbursements for the Current Reporting Month

Exhibit IV

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
8/2/2013	216203	AT&T Corp	Phone	101.13
8/2/2013	216204	Burlington Resources Oil & Gas	Operating expense	947.06
8/2/2013	216204	Burlington Resources Oil & Gas	CONTRACT LABOR &	3,302.35
8/2/2013	216204	Burlington Resources Oil & Gas	NETTED REVENUE	(55,194.99)
8/2/2013	216204	Burlington Resources Oil & Gas	OVERHEAD	2,221.33
8/2/2013	216204	Burlington Resources Oil & Gas	Credit related to JIBs	(317,858.25)
8/2/2013	216204	Burlington Resources Oil & Gas	Operating	4,018.85
8/2/2013	216204	Burlington Resources Oil & Gas	Tangible	2,451.82
8/2/2013	216204	Burlington Resources Oil & Gas	Repair & Maint.	99.20
8/2/2013	216204	Burlington Resources Oil & Gas	Operating Overhead	139.58
8/2/2013	216204	Burlington Resources Oil & Gas	Sunfire Flare Ignito	112.14
8/2/2013	216204	Burlington Resources Oil & Gas	Wellsite Contract	1,404.00
8/2/2013	216204	Burlington Resources Oil & Gas	TRANSPORATION	536.33
8/2/2013	216204	Burlington Resources Oil & Gas	PERMITS, FEES,	132.90
8/2/2013	216204	Burlington Resources Oil & Gas	Operating expense	20.08
8/2/2013	216204	Burlington Resources Oil & Gas	Location, Roads,	4,815.91
8/2/2013	216204	Burlington Resources Oil & Gas	Wellhead & Tree	2,326.75
8/2/2013	216204	Burlington Resources Oil & Gas	Tubing	162.11
8/2/2013	216204	Burlington Resources Oil & Gas	Rig Cost -	43.08
8/2/2013	216204	Burlington Resources Oil & Gas	Drlng / Compl Surf	215.59
8/2/2013	216204	Burlington Resources Oil & Gas	REPAIR & MAINT	8,668.17
8/2/2013	216204	Burlington Resources Oil & Gas	Drilling Costs	3,383.24
8/2/2013	216204	Burlington Resources Oil & Gas	DEVELOPMENT-TANGIBLE	13,977.94

MOR-31

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
8/2/2013	216204	Burlington Resources Oil & Gas	DEVELOPMENT	60,186.28
8/2/2013	216204	Burlington Resources Oil & Gas	NON-DRILLING	280.36
8/2/2013	216204	Burlington Resources Oil & Gas	NON-DRILLING:	25,440.33
8/2/2013	216204	Burlington Resources Oil & Gas	OP EXPENSE - FUEL	351.32
8/2/2013	216204	Burlington Resources Oil & Gas	LOSS & DAMAGES	82.22
8/2/2013	216204	Burlington Resources Oil & Gas	Operating expense	6,027.18
8/2/2013	216204	Burlington Resources Oil & Gas	joint interest billing	296,930.52
8/2/2013	216205	C & C Oilfield Services, LLC	CUT UP TANKS	2,921.89
8/2/2013	216206	CenterPoint Energy Gas Process	PROD MONTH JUNE 2013	6,396.77
8/2/2013	216207	Century Link	Telephone	7.88
8/2/2013	216208	Champion Technologies, Inc.	GYPTRON, CORTRON &	6,108.27
8/2/2013	216209	Cintas Corporation	UNIFORMS & FLOOR	302.97
8/2/2013	216210	DAIOHS, USA Inc	SODA POP	214.22
8/2/2013	216211	Direct Report Corp.	WEBCAST 04/01/13	550.00
8/2/2013	216212	Elite Power LLC	GENERATOR RENTAL	18,900.00
8/2/2013	216212	Elite Power LLC	LIGHT TOWER &	9,807.00
8/2/2013	216213	Elynx Technologies, LLC	TFIO COMM INTERFACE	612.30
8/2/2013	216213	Elynx Technologies, LLC	PLUG FOR EXTERNAL	5,844.77
8/2/2013	216214	Express Energy Services	PIPE RECOVERY	12,346.04
8/2/2013	216215	FLOPRO SERVICES	MONITOR WELL	12,854.29
8/2/2013	216216	Fredrikson & Byron, P.A.	PROPOSED SPACING &	498.00
8/2/2013	216216	Fredrikson & Byron, P.A.	REFINANCING	116.42
8/2/2013	216217	Globe Energy Services, LLC	130 BBLS SWD	1,524.00
8/2/2013	216217	Globe Energy Services, LLC	260 BBLS SWD	1,547.00
8/2/2013	216218	Harris Generator, Starter &	STARTER	216.50
8/2/2013	216219	IHS Global Inc.	WEB DIGITAL IMAGES	36.00
8/2/2013	216220	Industrial Electric	PUMPING UNIT WOULD	296.00

MOR-32

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
8/2/2013	216221	JNS Trucking, Inc.	HAUL F/W TO LOC	465.00
8/2/2013	216221	JNS Trucking, Inc.	Water disposal	675.00
8/2/2013	216221	JNS Trucking, Inc.	Water disposal	200.00
8/2/2013	216221	JNS Trucking, Inc.	Water disposal	900.00
8/2/2013	216221	JNS Trucking, Inc.	Water disposal	137.50
8/2/2013	216221	JNS Trucking, Inc.	Water disposal	600.00
8/2/2013	216221	JNS Trucking, Inc.	Water disposal	450.00
8/2/2013	216221	JNS Trucking, Inc.	Water disposal	228.75
8/2/2013	216221	JNS Trucking, Inc.	Water disposal	975.00
8/2/2013	216221	JNS Trucking, Inc.	Water disposal	625.00
8/2/2013	216221	JNS Trucking, Inc.	Water disposal	1,250.00
8/2/2013	216221	JNS Trucking, Inc.	Water disposal	1,425.00
8/2/2013	216221	JNS Trucking, Inc.	Water disposal	2,050.00
8/2/2013	216221	JNS Trucking, Inc.	Water disposal	937.50
8/2/2013	216221	JNS Trucking, Inc.	Water disposal	1,718.75
8/2/2013	216221	JNS Trucking, Inc.	Water disposal	468.75
8/2/2013	216221	JNS Trucking, Inc.	Water disposal	156.25
8/2/2013	216221	JNS Trucking, Inc.	Water disposal	462.50
8/2/2013	216221	JNS Trucking, Inc.	Water disposal	500.00
8/2/2013	216221	JNS Trucking, Inc.	Water disposal	162.50
8/2/2013	216221	JNS Trucking, Inc.	Water disposal	175.00
8/2/2013	216221	JNS Trucking, Inc.	PUMPER 07/07-13	2,000.00
8/2/2013	216221	JNS Trucking, Inc.	Water disposal	450.00
8/2/2013	216221	JNS Trucking, Inc.	Water disposal	227.50
8/2/2013	216222	JOHNNY R. MCNEELY	Pumper Charges	1,920.00
8/2/2013	216223	JOHNSON VENTURES, INC.	Pipe Testing	2,234.45
8/2/2013	216223	JOHNSON VENTURES, INC.	Pipe Testing	2,444.90
8/2/2013	216224	James L & Elva Lou Johnston	SURFACE USE PAYMENT	500.00
8/2/2013	216225	Jarred Witt	GITHUB ACCT	50.00
8/2/2013	216226	Jon William (Tucker) Mchugh	MONTHLY RETAINER	4,166.67
8/2/2013	216227	Largo Gas Compression, Inc.	COMPRESSOR RENTAL	1,500.00
8/2/2013	216228	Lenorman Properties, LLC	OFFICE RENT	40,605.84
8/2/2013	216228	Lenorman Properties, LLC	OFFICE RENT 8TH	11,316.67
8/2/2013	216228	Lenorman Properties, LLC	TENANT BILLBACKS	200.00
MOR-33

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
8/2/2013	216229	Loblolly Tree Farm, L.P.	DAMAGE RELEASE &	400.00
8/2/2013	216230	Mary Ann Grove	TRASH BINS	125.00
8/2/2013	216231	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	18.62
8/2/2013	216232	Mike Rohleder	MEALS	108.64
8/2/2013	216232	Mike Rohleder	Office Expenses	119.76
8/2/2013	216233	P2ES Holdings, Inc.	BOLO MONTHLY MAINT	15,020.36
8/2/2013	216234	Phillip Willits	MEALS	139.61
8/2/2013	216235	Piceance Well Service, Inc	W/O RIG	76,792.00
8/2/2013	216236	Pitney Bowes Global Financial	RETURN POSTAGE	200.00
8/2/2013	216237	QUINN PUMPS NORTH DAKOTA, INC.	1-1/2" BOP RAM	115.50
8/2/2013	216237	QUINN PUMPS NORTH DAKOTA, INC.	REPAIR OLD ANCHOR,	150.00
8/2/2013	216237	QUINN PUMPS NORTH DAKOTA, INC.	BARREL WAS UNABLE	250.00
8/2/2013	216237	QUINN PUMPS NORTH DAKOTA, INC.	BUILD NEW PUMP	8,008.51
8/2/2013	216238	Reddog Systems, Inc.	JIBLINK FOR JUNE	60.00
8/2/2013	216238	Reddog Systems, Inc.	Download fee	322.00
8/2/2013	216239	Lexisnexis	ONLINE & RELATED	541.00
8/2/2013	216240	Reserve Account	POSTAGE	1,000.00
8/2/2013	216241	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	3,791.25
8/2/2013	216241	SBG GRASSY BUTTE LLC	HAUL PROD WATER TO	6,870.00
8/2/2013	216242	SBG GREEN RIVER, LLC	HAUL PRODUCTION	420.00
8/2/2013	216243	Shred-It USA - Denver	SHREDDING	95.89
8/2/2013	216244	Slawson Exploration Co., Inc.	BOTTOM HOLE PUMP	1,161.79
8/2/2013	216244	Slawson Exploration Co., Inc.	COMPANY SUPERVISION	20.27
8/2/2013	216244	Slawson Exploration Co., Inc.	ENGR & TECH SERVICES	7.29
8/2/2013	216244	Slawson Exploration Co., Inc.	ENVIRONMENTAL/REGULA	0.66
8/2/2013	216244	Slawson Exploration Co., Inc.	EQUIPMENT RENTAL	131.25
8/2/2013	216244	Slawson Exploration Co., Inc.	INSURANCE	5.31

MOR-34

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
8/2/2013	216244	Slawson Exploration Co., Inc.	LEASE ROAD MAINT &	417.48
8/2/2013	216244	Slawson Exploration Co., Inc.	MINOR WELL W/O &	173.25
8/2/2013	216244	Slawson Exploration Co., Inc.	OVERHEAD	284.88
8/2/2013	216244	Slawson Exploration Co., Inc.	PUMPING & GAUGING	250.00
8/2/2013	216244	Slawson Exploration Co., Inc.	RPR, RPLC &	416.69
8/2/2013	216244	Slawson Exploration Co., Inc.	SWD	3,003.75
8/2/2013	216244	Slawson Exploration Co., Inc.	LUBRICANTS	224.49
8/2/2013	216244	Slawson Exploration Co., Inc.	PIPELINE CONNECTIONS	93,437.50
8/2/2013	216245	Solarwinds, Inc.	SOLARWINDS NETWORK	1,175.00
8/2/2013	216246	South Gateway Tire Co. Inc.	VEHICLE MAINT -	649.35
8/2/2013	216247	Steven Craig	MONTHLY	4,166.67
8/2/2013	216248	Texas Gas Gathering	Gas TRANSPORATION	64,823.92
8/2/2013	216249	The Lincoln National Life	EAP - 3RD QTR 2012,	1,875.00
8/2/2013	216250	Total Compliance Connection	DEVELOPMENT OF HR	900.00
8/2/2013	216251	Tres Management Inc.	ENGINEERING	24,876.11
8/2/2013	216251	Tres Management Inc.	UPS SHIPPING	1,390.63
8/2/2013	216252	Tyler Rohleder	SUBSCRIPTION	56.00
8/2/2013	216253	United Parcel Service, Inc.	POSTAGE	165.74
8/2/2013	216254	Verizon Wireless	CELL PHONE	1,520.74
8/2/2013	216255	Vision Oil Tools, LLC	FISHING TOOLS	41,104.88
8/2/2013	216255	Vision Oil Tools, LLC	FISHING TOOLS 06/14	2,441.04
8/2/2013	216256	WEBFILINGS	Software	3,225.00
8/2/2013	216257	WellPro, Inc.	OVERSHOT, GRAPPLE,	2,512.65
8/9/2013	216258	Ameripride Services, Inc.	FLOOR MATS	197.54
8/9/2013	216259	Andrews Kurth, LLP	Legal fees	306,078.44
8/9/2013	216260	Aquariums-Tropical Fish	Maintenance	46.39
8/9/2013	216261	Asset Risk Management, LLC	NATURAL GAS - GMXR	19,967.11
8/9/2013	216262	B&B HOT OIL SERVICE	HEALT 90 BBLS F/W	495.00

MOR-35

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
8/9/2013	216263	BILLINGS COUNTY RECORDER	AFFIDAVIT OF	151.00
8/9/2013	216264	Black Hills Trucking, Inc	STORAGE FOR DRILL	500.00
8/9/2013	216265	Blocker-Crossroads Water	WATER	34.20
8/9/2013	216266	Bowie Cass Electric	Electricity	227.93
8/9/2013	216267	C & C Oilfield Services, LLC	MOVE OUT 320	1,834.56
8/9/2013	216268	Casedhole Solutions, Inc	ACID JOB	11,261.92
8/9/2013	216269	CenterPoint Energy Gas Process	PROD MONTH JUNE 2013	2,276.01
8/9/2013	216270	Champion Technologies, Inc.	TREAT WELL	6,762.23
8/9/2013	216271	Corbyn Hampton, PLLC	Legal fees	110.00
8/9/2013	216272	Cox Communications, Inc.	CABLE & INTERNET	1,494.78
8/9/2013	216272	Cox Communications, Inc.	CABLE 08/04-09/03	93.75
8/9/2013	216273	Crowe & Dunlevy, P.C.	Legal fees	50,015.28
8/9/2013	216274	D.L. Garrett LLC	Contract Labor	650.00
8/9/2013	216275	DENTONS US LLP	GMX BANKRUPTCY	39,417.52
8/9/2013	216276	David Hastings	PEST CONTROL	433.00
8/9/2013	216277	ENVIRONMENTAL RESOURCES	Consulting fees	8,007.30
8/9/2013	216278	Estill, Hardwick, Gable Hall	GMXR RESTRUCTURE	18,384.48
8/9/2013	216279	Fredrikson & Byron, P.A.	INCREASE SPACING	983.60
8/9/2013	216279	Fredrikson & Byron, P.A.	POOLING SECS.	772.60
8/9/2013	216279	Fredrikson & Byron, P.A.	PROPER SPACING -	274.00
8/9/2013	216279	Fredrikson & Byron, P.A.	PROPER SPACING	274.00
8/9/2013	216279	Fredrikson & Byron, P.A.	PROPER SPACING-	274.00
8/9/2013	216279	Fredrikson & Byron, P.A.	MCKENZIE #14 C/C	988.87
8/9/2013	216280	Industrial Electric	Repairs and Maintenance	508.17
8/9/2013	216280	Industrial Electric	Repairs and Maintenance	237.50
8/9/2013	216280	Industrial Electric	Repairs and Maintenance	444.00
8/9/2013	216280	Industrial Electric	Repairs and Maintenance	1,745.16
8/9/2013	216280	Industrial Electric	Repairs and Maintenance	395.00
8/9/2013	216281	James Merrill	MEALS	856.83

MOR-36

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
8/9/2013	216281	James Merrill	AICPA DUES	595.00
8/9/2013	216282	Jefferies & Company, Inc.	MONTHLY FEE	106,864.86
8/9/2013	216283	L & L Engine And Compressor	SUPERVISION JULY	21,750.00
8/9/2013	216285	MLB Consulting, LLC	Credit on billing	(4,850)
8/9/2013	216285	MLB Consulting, LLC	Consulting fees	13,717.15
8/9/2013	216286	McAfee & Taft	Legal fees	23,808.30
8/9/2013	216287	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	51.94
8/9/2013	216288	Mike Rohleder	MEALS	248.11
8/9/2013	216288	Mike Rohleder	Airfare	548.63
8/9/2013	216289	Music Mountain Water Co.	BOTTLED WATER	592.18
8/9/2013	216290	Nick A. Sommer	Consulting fees	13,530.00
8/9/2013	216291	Oklahoma Office Systems, LLC	INK CARTRIDGES	97.84
8/9/2013	216292	Pac-Van, Inc.	40' USED STORAGE	5,628.60
8/9/2013	216293	Paul, Weiss, Rifkind, Wharton	Legal fees	331,085.42
8/9/2013	216294	Pete Mccarty Oil Co.	VEHICLE FUEL	7,805.75
8/9/2013	216295	Petroleum Club	Monthly dues	37.50
8/9/2013	216296	Phillip L. Lakin	INTERPRETATION	13,050.00
8/9/2013	216297	Piceance Well Service, Inc	W/O RIG	62,660.35
8/9/2013	216298	Princess Three Operating, LLC	W/O RIG 07/19-29	36,027.85
8/9/2013	216299	RACHEL KRETCHMAR	Contract Labor	798.75
8/9/2013	216300	WHITE OWL PUMPING	CONSULTING ON RIG	2,000.00
8/9/2013	216300	WHITE OWL PUMPING	OIL CHANGE	80.00
8/9/2013	216300	WHITE OWL PUMPING	JET PUMP MOTOR	40.00
8/9/2013	216300	WHITE OWL PUMPING	GENERATOR	40.00
8/9/2013	216300	WHITE OWL PUMPING	JET PUMP	280.00
8/9/2013	216300	WHITE OWL PUMPING	HOT OIL TRUCK	160.00
8/9/2013	216300	WHITE OWL PUMPING	REPAR HOSED PUMP	80.00
8/9/2013	216300	WHITE OWL PUMPING	LABOR - GENERATOR	240.00

MOR-37

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
8/9/2013	216300	WHITE OWL PUMPING	LOAD INVENTORY ON	160.00
8/9/2013	216300	WHITE OWL PUMPING	INVENTORY AT ND	160.00
8/9/2013	216300	WHITE OWL PUMPING	LABOR	80.00
8/9/2013	216300	WHITE OWL PUMPING	SPRAYER FOR WEEDS &	405.99
8/9/2013	216300	WHITE OWL PUMPING	PUMPER JULY 2013	8,500.00
8/9/2013	216301	REGUS MANAGEMENT GROUP LLC	KITCHEN supplies	30.00
8/9/2013	216302	ALLIED WASTE SERVICES #070	GARBAGE REMOVAL	297.22
8/9/2013	216303	SANDLER O'NEILL & PARTNERS LP	Legal fees	100,000.00
8/9/2013	216304	SBG GREEN RIVER, LLC	HAUL PROD WATER TO	2,493.50
8/9/2013	216305	Thurmond-McGlothlin, Inc.	CDMA MODEM	640.00
8/9/2013	216306	Toledo Automotive Supply, Inc.	VEHICLE MAINT -	156.20
8/9/2013	216307	Tres Management Inc.	ENGINEERING	2,735.47
8/9/2013	216308	United Parcel Service, Inc.	POSTAGE	213.19
8/9/2013	216309	GE Capital	COPIERS & PRINTERS	11,351.08
8/9/2013	216310	WellEz Information	WELLEZ REPORTING	175.00
8/9/2013	216311	Westel, Inc.	LONG DISTANCE	54.40
8/13/2013	216312	Mary Finkbiner	Lease Extensions	1,200.00
8/13/2013	216313	Lawrence O. Welty	Lease Extensions	41.67
8/13/2013	216314	Eldon Allison	Lease Extensions	1,200.00
8/13/2013	216315	Helen L. Bayer	Lease Extensions	1,600.00
8/13/2013	216316	Donald H. Broeker	Lease Extensions	1,600.00
8/13/2013	216317	Marian Brown Warning	Lease Extensions	3,200.00
8/13/2013	216318	Ruth M. Vaughn Revocable Trust	Lease Extensions	6,000.00
8/13/2013	216319	Roy A. & Ann Basaraba	Lease Extensions	1,000.00
8/13/2013	216320	Benjamin Lange and Beth Lange	Lease Extensions	1,750.00
8/13/2013	216321	MT DNRC	Lease Extensions	960.00
8/13/2013	216322	MT DNRC	Lease Extensions	800.00
8/13/2013	216323	MT DNRC	Lease Extensions	960.00
8/13/2013	216324	MT DNRC	Lease Extensions	800.00

MOR-38

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
8/14/2013	216325	Looper Reed & McGraw P.C.	Legal fees	11,325.60
8/14/2013	216325	Looper Reed & McGraw P.C.	Legal fees	6,840.00
8/14/2013	216325	Looper Reed & McGraw P.C.	Legal fees	6,088.40
8/14/2013	216325	Looper Reed & McGraw P.C.	Legal fees	10,321.69
8/14/2013	216325	Looper Reed & McGraw P.C.	Legal fees	10,578.40
8/14/2013	216325	Looper Reed & McGraw P.C.	Legal fees	795.60
8/14/2013	216325	Looper Reed & McGraw P.C.	Legal fees	39,299.60
8/14/2013	216325	Looper Reed & McGraw P.C.	Legal fees	1,585.20
8/14/2013	216325	Looper Reed & McGraw P.C.	Legal fees	10,042.00
8/14/2013	216325	Looper Reed & McGraw P.C.	Legal fees	7,073.60
8/14/2013	216325	Looper Reed & McGraw P.C.	Legal fees	106.00
8/14/2013	216325	Looper Reed & McGraw P.C.	Legal fees	10,259.60
8/14/2013	216325	Looper Reed & McGraw P.C.	Legal fees	1,357.20
8/14/2013	216325	Looper Reed & McGraw P.C.	Legal fees	89,662.00
8/16/2013	216326	ALL COPY PRODUCTS, INC.	Office Equip Maintenance	130.00
8/16/2013	216327	AT&T Mobility II, LLC	MOBILE PHONE	3,949.87
8/16/2013	216327	AT&T Mobility II, LLC	CELL PHONES	3,846.32
8/16/2013	216328	Bowie Cass Electric	Electricity	581.38
8/16/2013	216329	C & C Oilfield Services, LLC	REBUILD DUMP VALVE	312.77
8/16/2013	216329	C & C Oilfield Services, LLC	REBUILD DUMP VALVES	536.19
8/16/2013	216329	C & C Oilfield Services, LLC	REPLACE FILTERS	2,543.53
8/16/2013	216329	C & C Oilfield Services, LLC	CLEAN SAND OUT OF	178.73
8/16/2013	216329	C & C Oilfield Services, LLC	REBUILD 2-1" DUMP	223.41
8/16/2013	216329	C & C Oilfield Services, LLC	REMOVE ELECTRIC equip	714.90

MOR-39

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
8/16/2013	216329	C & C Oilfield Services, LLC	PICK UP 2 LOADS OF	446.81
8/16/2013	216329	C & C Oilfield Services, LLC	REPLACE LEAKING line	178.73
8/16/2013	216329	C & C Oilfield Services, LLC	REBUILD DUM VALVE	178.73
8/16/2013	216329	C & C Oilfield Services, LLC	FREE UP 3" LOADLINE	268.08
8/16/2013	216329	C & C Oilfield Services, LLC	REBUILD 2 1" DUMP	268.09
8/16/2013	216329	C & C Oilfield Services, LLC	BRING PIPE RACKS	670.22
8/16/2013	216329	C & C Oilfield Services, LLC	UNPLUG THE FLOWLINE	670.22
8/16/2013	216329	C & C Oilfield Services, LLC	REBUILD CHEMICAL	268.09
8/16/2013	216329	C & C Oilfield Services, LLC	REPAIR LEAK	2,144.70
8/16/2013	216329	C & C Oilfield Services, LLC	TIE CASING & TUBING	268.09
8/16/2013	216330	CONWAY MACKENZIE, INC.	Legal fees	257,314.54
8/16/2013	216331	DAIOHS, USA Inc	OFFICE SUPPLIES	292.69
8/16/2013	216332	Darrel Hardy	MEALS	286.16
8/16/2013	216333	Denny's Electric and Motor	ELECTRICAL REPAIR	473.00
8/16/2013	216334	East Texas Copy Systems, Inc.	OVERAGE CHARGE	98.65
8/16/2013	216335	Echometer Company	HOSE H-PRESSURE 3'	105.76
8/16/2013	216336	Elynx Technologies, LLC	MONITORING JULY 2013	2,229.60
8/16/2013	216337	Globe Energy Services, LLC	120 BBLS SWD	282.00
8/16/2013	216337	Globe Energy Services, LLC	130 BBLS SWD	2,476.50
8/16/2013	216337	Globe Energy Services, LLC	230 BBLS SWD	276.00
8/16/2013	216337	Globe Energy Services, LLC	260 BBLS SWD	624.00
8/16/2013	216337	Globe Energy Services, LLC	390 BBLS SWD	468.00
8/16/2013	216337	Globe Energy Services, LLC	250 BBLS SWD	600.00
8/16/2013	216337	Globe Energy Services, LLC	492 BBLS SWD	590.40

MOR-40

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
8/16/2013	216337	Globe Energy Services, LLC	238 BBLS SWD	285.60
8/16/2013	216337	Globe Energy Services, LLC	10 BBLS SWD	215.50
8/16/2013	216337	Globe Energy Services, LLC	94 BBLS SWD	112.80
8/16/2013	216338	XH, LLC	Operating expense	7,445.17
8/16/2013	216339	Hardesty Team	REPAIR AIR	568.86
8/16/2013	216340	IHS Global Inc.	WEB DIGITAL IMAGES	45.00
8/16/2013	216340	IHS Global Inc.	DRILLING WIRE	83,756.00
8/16/2013	216341	Industrial Electric	ELECTRICAL WORK	1,256.72
8/16/2013	216342	JNS Trucking, Inc.	120 BBLS SWD	1,740.00
8/16/2013	216342	JNS Trucking, Inc.	240 BBLS SWD	1,800.00
8/16/2013	216342	JNS Trucking, Inc.	40 BBLS SWD	100.00
8/16/2013	216342	JNS Trucking, Inc.	480 BBLS SWD	1,200.00
8/16/2013	216342	JNS Trucking, Inc.	HAUL F/W TO LOC	2,281.80
8/16/2013	216342	JNS Trucking, Inc.	HAUL PRODUCTION	1,230.00
8/16/2013	216342	JNS Trucking, Inc.	375 BBLS SWD	468.75
8/16/2013	216342	JNS Trucking, Inc.	840 BBLS SWD	1,050.00
8/16/2013	216342	JNS Trucking, Inc.	750 BBLS SWD	900.00
8/16/2013	216342	JNS Trucking, Inc.	125 BBLS SWD	156.25
8/16/2013	216342	JNS Trucking, Inc.	SUCK OUT PIT	210.00
8/16/2013	216342	JNS Trucking, Inc.	605 BBLS SWD	756.25
8/16/2013	216342	JNS Trucking, Inc.	OIL TRANSFER	510.00
8/16/2013	216342	JNS Trucking, Inc.	370 BBLS SWD	925.00
8/16/2013	216342	JNS Trucking, Inc.	225 BBLS SWD	281.25
8/16/2013	216342	JNS Trucking, Inc.	940 BBLS SWD	1,175.00
8/16/2013	216342	JNS Trucking, Inc.	360 BBLS SWD	1,350.00
8/16/2013	216342	JNS Trucking, Inc.	575 BBLS SWD	718.75
8/16/2013	216342	JNS Trucking, Inc.	630 BBLS SWD	787.50
8/16/2013	216342	JNS Trucking, Inc.	220 BBLS SWD	275.00
8/16/2013	216343	James Oil Well Service, Inc.	UNLOAD BACKHOE,	1,332.63
8/16/2013	216343	James Oil Well Service, Inc.	DELIVER TUBING	1,533.88
8/16/2013	216343	James Oil Well Service, Inc.	DELIVER 2-7/8" PIPE	625.63
8/16/2013	216343	James Oil Well Service, Inc.	HELP PULL FRAC TREE	2,187.13
8/16/2013	216343	James Oil Well Service, Inc.	HOOKED HARD LINE	966.88
8/16/2013	216344	Larco Ltd	MONTHLY SCOUTING	1,000.00

MOR-41

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
8/16/2013	216344	Larco Ltd	MONTHLY SCOUTING	500.00
8/16/2013	216345	Judy Isbell	MILEAGE	16.95
8/16/2013	216346	L & L Engine And Compressor	GEAR PUMP, FLANGE	2,304.07
8/16/2013	216347	Lauren Stone	POSTAGE	18.40
8/16/2013	216347	Lauren Stone	PAPER	34.66
8/16/2013	216348	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	50.52
8/16/2013	216349	Piceance Well Service, Inc	W/O RIG	16,198.00
8/16/2013	216350	Randy Williams	OFFICE SUPPLIES	86.70
8/16/2013	216351	Rollie G. Farris	Contract Labor	9,825.00
8/16/2013	216352	Roughrider Electric	Electricity	2,907.32
8/16/2013	216353	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	5,214.00
8/16/2013	216354	SBG GREEN RIVER, LLC	HAUL PRODUCTION	1,993.50
8/16/2013	216355	Scientific Drilling	OFFICE SUPPLIES	129.47
8/16/2013	216356	Shred-It USA - Denver	SHREDDING	191.78
8/16/2013	216357	Solium Capital LLC	license fee	1,148.42
8/16/2013	216357	Solium Capital LLC	license fee	1,148.42
8/16/2013	216358	Tammy B. Rodgers	Operating expense	443.25
8/16/2013	216359	Tres Management Inc.	ENGINEERING	6,905.94
8/16/2013	216360	UELS, LLC	Location work	1,479.00
8/16/2013	216361	United Parcel Service, Inc.	POSTAGE	173.66
8/16/2013	216362	Whiting Oil & Gas Corporation	NETTED REVENUE	(24,945.95)
8/16/2013	216362	Whiting Oil & Gas Corporation	Operating expense	62,606.26
8/23/2013	216363	AT&T Corp	telephone	602.49
8/23/2013	216363	AT&T Corp	telephone	83.57
8/23/2013	216364	AT&T Corp	telephone	661.33
8/23/2013	216364	AT&T Corp	telephone	2,047.98
8/23/2013	216365	Answer Phone	ANSWERING SERVICE	45.00
8/23/2013	216366	Apex Remington, Inc.	parts	584.23
8/23/2013	216367	BUSY BEES HOT OIL, INC	PUMP FW DOWN CASING	1,025.00
8/23/2013	216368	C & C Oilfield Services, LLC	DRAIN LIQUIDS OUT	219.36
8/23/2013	216368	C & C Oilfield Services, LLC	MOW & WEEDEAT ROAD	131.61

MOR-42

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
8/23/2013	216368	C & C Oilfield Services, LLC	CUT TREE OFF	87.74
8/23/2013	216368	C & C Oilfield Services, LLC	CLEAN OUT PILOT	87.74
8/23/2013	216368	C & C Oilfield Services, LLC	STRAIGHTEN OUT location	175.49
8/23/2013	216369	Canon Financial Services, Inc.	GRAPHICS EQUIPMENT	268.46
8/23/2013	216370	Chapter 13 Office	GARNISHMENT payment	808.62
8/23/2013	216371	Cintas Corporation	UNIFORMS & FLOOR	606.29
8/23/2013	216372	Comcast Cable	CABLE 08/20-09/19	93.26
8/23/2013	216373	Computershare, Inc.	transaction fee	17.00
8/23/2013	216373	Computershare, Inc.	MAINT & EXPENSES	878.89
8/23/2013	216374	DCP MIDSTREAM, LP	Processing fees	11.14
8/23/2013	216375	DISH	CABLE BOX RETURN	18.06
8/23/2013	216376	Deister, Ward & Witcher, Inc.	title opinion	15,288.00
8/23/2013	216377	FRAZIER OIL PROPERTIES, L.L.C.	OIL & GAS TITLE	2,164.73
8/23/2013	216378	GLEN IVEY INC	VEHICLE MAINT	2,552.23
8/23/2013	216378	GLEN IVEY INC	TIRES FOR TRAILER	151.79
8/23/2013	216379	HIGHLANDS RANCH SELF STORAGE	STORAGE RENTAL	149.00
8/23/2013	216380	Harrison County	VEHICLE tax	66.00
8/23/2013	216381	IHS Global Inc.	WEB DIGITAL IMAGES	63.00
8/23/2013	216382	Industrial Electric	GENERATOR repair	285.00
8/23/2013	216383	JNS Trucking, Inc.	110 BBLS SWD	137.50
8/23/2013	216383	JNS Trucking, Inc.	120 BBLS SWD	750.00
8/23/2013	216383	JNS Trucking, Inc.	180 BBLS SWD	225.00
8/23/2013	216383	JNS Trucking, Inc.	240 BBLS SWD	600.00
8/23/2013	216383	JNS Trucking, Inc.	385 BBLS SWD	481.25
8/23/2013	216383	JNS Trucking, Inc.	480 BBLS SWD	600.00
8/23/2013	216383	JNS Trucking, Inc.	50 BBLS SWD	62.50
8/23/2013	216383	JNS Trucking, Inc.	360 BBLS SWD	450.00
8/23/2013	216383	JNS Trucking, Inc.	OIL TANK WATER	780.00
8/23/2013	216383	JNS Trucking, Inc.	310 BBLS SWD	387.50
8/23/2013	216383	JNS Trucking, Inc.	263 BBLS SWD	328.75
8/23/2013	216383	JNS Trucking, Inc.	188 BBLS SWD	235.00
8/23/2013	216383	JNS Trucking, Inc.	812 BBLS SWD	1,015.00
8/23/2013	216383	JNS Trucking, Inc.	343 BBLS SWD	428.75
8/23/2013	216383	JNS Trucking, Inc.	407 BBLS SWD	508.75

MOR-43

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
8/23/2013	216383	JNS Trucking, Inc.	552 BBLS SWD	690.00
8/23/2013	216383	JNS Trucking, Inc.	393 BBLS SWD	491.25
8/23/2013	216383	JNS Trucking, Inc.	1043 BBLS SWD	1,303.75
8/23/2013	216383	JNS Trucking, Inc.	PUSH WATER	90.00
8/23/2013	216383	JNS Trucking, Inc.	PUMPER 07/14-28	5,038.38
8/23/2013	216383	JNS Trucking, Inc.	163 BBLS SWD	203.75
8/23/2013	216383	JNS Trucking, Inc.	117 BBLS SWD	146.25
8/23/2013	216383	JNS Trucking, Inc.	764 BBLS SWD	955.00
8/23/2013	216383	JNS Trucking, Inc.	340 BBLS SWD	425.00
8/23/2013	216383	JNS Trucking, Inc.	825 BBLS SWD	1,031.25
8/23/2013	216383	JNS Trucking, Inc.	331.8 BBLS SWD	414.75
8/23/2013	216384	L & L Engine And Compressor	F.I. FLUID, FLOW	190.13
8/23/2013	216385	MCKENZIE ELECTRIC	electricity	714.34
8/23/2013	216386	Michael L. Young	AICPA DUES	225.00
8/23/2013	216387	Mimecast North America, Inc.	mail backup service	1,300.00
8/23/2013	216388	Nick A. Sommer	Contract Labor	14,952.50
8/23/2013	216389	Panola-Harrison Electric	ELECTRIC SERVICES	10,579.40
8/23/2013	216390	Penn Virginia Oil & Gas, LP	Operating expense	1,763.81
8/23/2013	216391	Phillip L. Lakin	3D INTERPRETATION -	14,775.00
8/23/2013	216392	REGUS MANAGEMENT GROUP LLC	OFFICE RENT	3,052.33
8/23/2013	216393	Randy Williams	OFFICE SUPPLIES	260.10
8/23/2013	216394	Reddog Systems, Inc.	JIBLINK SERVICES	75.00
8/23/2013	216395	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	5,005.00
8/23/2013	216396	SBG GREEN RIVER, LLC	HAUL PRODUCTION	1,571.25
8/23/2013	216397	Shred-It USA - Denver	SHREDDING	460.50
8/23/2013	216398	The Lincoln National Life	LIFE INSURANCE	5,423.40
8/23/2013	216399	Tres Management Inc.	Contract Labor	6,053.91
8/23/2013	216400	United Parcel Service, Inc.	POSTAGE	86.34
8/30/2013	216401	AT&T Corp	telephone	107.16
8/30/2013	216402	B&B HOT OIL SERVICE	HEAT & PUMP F/W	1,837.50
8/30/2013	216403	Bolt Fuel Oil Company, Inc.	PUMP 50 BBLS DOWN	929.20

MOR-44

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
8/30/2013	216404	C & C Oilfield Services, LLC	PUMP 2 TANKS OF	223.41
8/30/2013	216404	C & C Oilfield Services, LLC	SWAP OUT TRANSFER	402.13
8/30/2013	216404	C & C Oilfield Services, LLC	BACK FLUSH POLY P/L	2,446.90
8/30/2013	216404	C & C Oilfield Services, LLC	CLEAN UP SCRAP IRON	714.90
8/30/2013	216405	C&S Lease Service, L.C.	PUMP 45 BBLS DOWN	1,070.92
8/30/2013	216406	CACHE TRUCKING INC	TRUCKING	2,227.50
8/30/2013	216406	CACHE TRUCKING INC	HAUL FLOC TANK TO	8,835.00
8/30/2013	216406	CACHE TRUCKING INC	HAD TO LEAVE TRUCK	360.00
8/30/2013	216407	CANARY, LLC	ADAPTER TYPE-B1,	1,661.10
8/30/2013	216408	Champion Technologies, Inc.	CORTRON & GYPTRON	2,214.14
8/30/2013	216409	Cintas Corporation	UNIFORMS & FLOOR	660.60
8/30/2013	216410	DAIOHS, USA Inc	OFFICE SUPPLIES	275.78
8/30/2013	216411	Danlin Industries Corporation	SCALE INHIBITOR	14,295.92
8/30/2013	216411	Danlin Industries Corporation	SCAVENGER WITH	48,816.58
8/30/2013	216412	East Texas Exploration, LLC	TRUE-UP OF REVENUE	3,883.59
8/30/2013	216413	Elite Power LLC	GENERATOR RENTAL	26,271.00
8/30/2013	216414	Elynx Technologies, LLC	REPAIR & REALIGNED	619.46
8/30/2013	216415	Globe Energy Services, LLC	130 BBLS SWD	624.00
8/30/2013	216415	Globe Energy Services, LLC	260 BBLS SWD	611.00
8/30/2013	216415	Globe Energy Services, LLC	220 BBLS SWD	264.00
8/30/2013	216415	Globe Energy Services, LLC	132 BBLS SWD	158.40
8/30/2013	216415	Globe Energy Services, LLC	288 BBLS SWD	345.60
8/30/2013	216416	ICE MAKER SALES & SERVICE INC.	DRAIN PUMP	615.77
8/30/2013	216416	ICE MAKER SALES & SERVICE INC.	ICEMAKER REPAIR	200.51
8/30/2013	216417	IHS Global Inc.	WEB DIGITAL IMAGES	18.00
8/30/2013	216418	Industrial Electric	REPAIR & REALIGNED	286.00

MOR-45

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
8/30/2013	216418	Industrial Electric	Pumping Unit repair	285.00
8/30/2013	216418	Industrial Electric	CHANGE PARAMETER	296.00
8/30/2013	216419	JNS Trucking, Inc.	700 BBLS SWD	875.00
8/30/2013	216419	JNS Trucking, Inc.	PUMPER	2,447.87
8/30/2013	216419	JNS Trucking, Inc.	375 BBLS SWD	468.75
8/30/2013	216419	JNS Trucking, Inc.	840 BBLS SWD	1,050.00
8/30/2013	216419	JNS Trucking, Inc.	125 BBLS SWD	781.25
8/30/2013	216419	JNS Trucking, Inc.	360 BBLS SWD	450.00
8/30/2013	216419	JNS Trucking, Inc.	PULL WATER FROM OIL	1,920.00
8/30/2013	216419	JNS Trucking, Inc.	460 BBLS SWD	575.00
8/30/2013	216419	JNS Trucking, Inc.	838 BBLS SWD	1,047.50
8/30/2013	216419	JNS Trucking, Inc.	864 BBLS SWD	1,080.00
8/30/2013	216419	JNS Trucking, Inc.	1614 BBLS SWD	2,017.50
8/30/2013	216419	JNS Trucking, Inc.	1203 BBLS SWD	1,503.75
8/30/2013	216419	JNS Trucking, Inc.	345 BBLS SWD	431.25
8/30/2013	216420	JOHNNY R. MCNEELY	PUMPER AUG 2013	1,920.00
8/30/2013	216421	Jerry M. Cluck	ANSWERING SERVICE	162.38
8/30/2013	216422	Lee Graphics, Inc.	WHITE LOG PAPER	281.45
8/30/2013	216423	Lufkin Industries	SOFTWARE LICENSE	1,158.60
8/30/2013	216424	M&K Hotshot & Trucking, Inc.	SERVICED CAT LOADER	609.25
8/30/2013	216424	M&K Hotshot & Trucking, Inc.	HAUL MUD PUMP	1,642.50
8/30/2013	216424	M&K Hotshot & Trucking, Inc.	HAUL LOADER &	813.75
8/30/2013	216425	Martin S. Young	RECORDING FEES	125.00
8/30/2013	216426	Mary Ann Grove	GARBAGE REMOVAL	125.00
8/30/2013	216427	McKENZIE COUNTY COURTHOUSE	RECORDING FEES	52.00
8/30/2013	216428	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	44.37
8/30/2013	216429	NCH Corporation	CORROSION INHIBITOR	9,173.52
8/30/2013	216429	NCH Corporation	PARAFFIN CONTROL	1,828.99
8/30/2013	216429	NCH Corporation	SCALE INHIBITOR	2,714.92
8/30/2013	216429	NCH Corporation	SURFACTANT	1,880.79
8/30/2013	216429	NCH Corporation	SCALE & CORROSION	2,886.38
8/30/2013	216430	Princess Three Operating, LLC	PULL CAP STRING	3,393.62
8/30/2013	216430	Princess Three Operating, LLC	P&A COSTS	39,000.00

MOR-46

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
8/30/2013	216431	Randy Williams	OFFICE SUPPLIES	86.70
8/30/2013	216432	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	4,838.75
8/30/2013	216433	SBG GREEN RIVER, LLC	HAUL PRODUCTION	975.00
8/30/2013	216434	Shred-It USA - Denver	SHREDDING	95.89
8/30/2013	216435	Texas Gas Gathering	PROD MONTH JULY 2013	45,639.82
8/30/2013	216436	Toledo Automotive Supply, Inc.	VEHICLE MAINT	347.38
8/30/2013	216437	Tres Management Inc.	ENGINEERING	7,175.00
8/30/2013	216438	U.S. Bank	Legal Fees	31,721.10
8/30/2013	216439	Verian Technologies, LLC	AUG 2013 ASP FEE 34	2,575.00
8/30/2013	216440	Wyoming Casing Service, Inc	Surface Work on location	11,000.00
8/30/2013	216440	Wyoming Casing Service, Inc	Surface Work on location	9,600.00
8/30/2013	216441	XTREME PUMP & SUPPLY, LP	PUMP REPAIR	4,792.35
8/30/2013	216441	XTREME PUMP & SUPPLY, LP	PUMP CONVERSION	3,514.61
8/23/2013	ACH	Capital One	Bank Charges	1,006.34
8/15/2013	See List	Payment of Oil and Gas Royalties to third parties	See List	1,344,988
8/30/2013	TXFER	Endeavor Gas Gathering	Compression Fees	171,764.73
8/14/2013	WIRE	EDF Trading North America	VPP Payment	1,808,593.12
8/6/2013	WT2286	Delta Dental Of Oklahoma	AUG 2013 - DENTAL	4,332.40
8/6/2013	WT2287	George S. Newton & Assoc., Inc	Employee Benefits	2,024.65
8/7/2013	WT2288	The Lincoln National Life	AUG 2013 - LIFE	5,235.03
8/7/2013	WT2289	AFLAC, Inc.	AUG 2013 -	2,454.88
8/7/2013	WT2290	Vision Servies Plan, Inc., OK	AUG 2013 - EYE	717.27
8/7/2013	WT2291	East Texas Exploration, LLC	JUNE 2013 SKIM OIL	98,393.79
8/8/2013	WT2293	Paylocity	08/23/13 PAYROLL -	179,227.62
8/8/2013	WT2294	Paylocity	08/23/13 PAYROLL -	79,392.10
8/12/2013	WT2299	Missouri Valley Petroleum	Diesel	3,700.42
8/12/2013	WT2299	Missouri Valley Petroleum	Diesel	81.41

MOR-47

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
8/12/2013	WT2299	Missouri Valley Petroleum	Diesel	178.10
8/12/2013	WT2299	Missouri Valley Petroleum	386.3 GAL DIESEL	1,459.20
8/12/2013	WT2299	Missouri Valley Petroleum	368.9 GAL DIESEL	1,393.47
8/12/2013	WT2299	Missouri Valley Petroleum	747.4 GAL DIESEL	2,823.22
8/12/2013	WT2299	Missouri Valley Petroleum	384 GAL DIESEL	1,450.52
8/12/2013	WT2299	Missouri Valley Petroleum	1035.0 GAL DIESEL	(3,914.16)
8/12/2013	WT2299	Missouri Valley Petroleum	154.8 GAL DIESEL	585.42
8/12/2013	WT2299	Missouri Valley Petroleum	589.5 GAL DIESEL	2,229.37
8/12/2013	WT2299	Missouri Valley Petroleum	331.2 GAL DIESEL	1,252.52
8/12/2013	WT2299	Missouri Valley Petroleum	215.2 GAL DIESEL	813.83
8/12/2013	WT2299	Missouri Valley Petroleum	313 GAL DIESEL	1,183.70
8/12/2013	WT2299	Missouri Valley Petroleum	352.1 GAL DIESEL	1,331.56
8/12/2013	WT2299	Missouri Valley Petroleum	MOTOR OIL	58.65
8/12/2013	WT2299	Missouri Valley Petroleum	459 GAL DIESEL	1,730.84
8/12/2013	WT2299	Missouri Valley Petroleum	373 GAL DIESEL	1,406.54
8/12/2013	WT2299	Missouri Valley Petroleum	782.6 GAL DIESEL	2,951.10
8/12/2013	WT2299	Missouri Valley Petroleum	359 GAL DIESEL	1,353.75
8/12/2013	WT2299	Missouri Valley Petroleum	361.8 GAL DIESEL	1,376.97
8/12/2013	WT2299	Missouri Valley Petroleum	401.0 GAL DIESEL	1,526.16
8/12/2013	WT2299	Missouri Valley Petroleum	413.2 GAL DIESEL	1,572.60
8/12/2013	WT2299	Missouri Valley Petroleum	758.4 GAL DIESEL	2,886.40
8/12/2013	WT2299	Missouri Valley Petroleum	984 GAL DIESEL	3,716.96
8/12/2013	WT2299	Missouri Valley Petroleum	344 GAL PROPANE	543.86

MOR-48

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
8/12/2013	WT2299	Missouri Valley Petroleum	1024.2 GAL DIESEL	3,884.16
8/12/2013	WT2299	Missouri Valley Petroleum	663.9 GAL DIESEL	2,506.23
8/12/2013	WT2299	Missouri Valley Petroleum	224.1 GAL DIESEL	845.97
8/12/2013	WT2299	Missouri Valley Petroleum	301.9 GAL DIESEL	1,139.68
8/12/2013	WT2299	Missouri Valley Petroleum	274.2 GAL DIESEL	1,035.11
8/12/2013	WT2299	Missouri Valley Petroleum	331 GAL DIESEL	1,249.95
8/12/2013	WT2299	Missouri Valley Petroleum	630 GAL DIESEL	2,379.06
8/12/2013	WT2299	Missouri Valley Petroleum	835 GAL DIESEL	3,153.21
8/12/2013	WT2299	Missouri Valley Petroleum	493 GAL DIESEL	1,861.71
8/12/2013	WT2299	Missouri Valley Petroleum	985.5 GAL DIESEL	(3,721.54)
8/12/2013	WT2299	Missouri Valley Petroleum	169.6 GAL PROPANE	252.56
8/12/2013	WT2299	Missouri Valley Petroleum	Diesel	1,119.27
8/13/2013	WT2300	Nationwide Trust Company	401(k) - EE	14,114.53
8/13/2013	WT2300	Nationwide Trust Company	401(k) - ER	7,895.63
8/13/2013	WT2300	Nationwide Trust Company	401(k) - LOANS	493.55
8/13/2013	WT2301	Nationwide Trust Company	401(k) - EE	2,233.18
8/13/2013	WT2301	Nationwide Trust Company	401(k) - ER	1,868.56
8/13/2013	WT2301	Nationwide Trust Company	401(k) - LOANS	177.35
8/20/2013	WT2302	Trotter Construction, Inc.	Location work	33,915.00
8/20/2013	WT2302	Trotter Construction, Inc.	BUILD PAD	33,915.00
8/20/2013	WT2303	George S. Newton & Assoc., Inc	Employee Benefits	1,275.48
8/21/2013	WT2304	Paylocity	payroll taxes	63,247.01
8/21/2013	WT2305	Paylocity	fund payroll checks	142,344.76
8/19/2013	WT2306	Texas State Comptroller	SEVERANCE TAXES FOR	1,246.88
8/22/2013	WT2307	Ameriflex Business Solutions	COBRA ADMIN FEE	81.40

MOR-49

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
8/27/2013	WT2312	Nationwide Trust Company	401(k) - EE	12,870.61
8/27/2013	WT2312	Nationwide Trust Company	401(k) - ER	6,393.82
8/27/2013	WT2312	Nationwide Trust Company	401(k) - LOANS	422.18
8/27/2013	WT2313	Nationwide Trust Company	401(k) - EE	1,755.78
8/27/2013	WT2313	Nationwide Trust Company	401(k) - ER	906.79
8/27/2013	WT2313	Nationwide Trust Company	401(k) - LOANS	177.35
8/30/2013	WT2314	CANTOR FITZGERALD SECURITIES	INTEREST on DIP Loan	100,000.00
8/30/2013	WT2314	CANTOR FITZGERALD SECURITIES	Committment FEE	400,000.00
				7,565,482.78

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
(Mary) Joyce V. Wainwright	8/15/2013	543341	$5,901.11
1st Church Of Christ Scientist	8/15/2013	543342	$2,317.74
2009 Horton Family Trust	8/15/2013	543343	$605.97
A.G.S. Limited Partnership	8/15/2013	543344	$99.13
ABO Petroleum Corporation	8/15/2013	543345	$10,254.24
Adam Wayne Verhalen	8/15/2013	543346	$192.85
Agious Manning III	8/15/2013	543347	$121.81
Agnes M. Verhalen	8/15/2013	543348	$3,947.51
Alan M. Villiers	8/15/2013	543349	$395.31
Albert James Williams	8/15/2013	543350	$241.28
Albert Watkins Key	8/15/2013	543351	$488.21
Albert Williams	8/15/2013	543352	$174.27
Alfred Cameron Mitchell	8/15/2013	543353	$385.94
Alfred F. Daech	8/15/2013	543354	$203.77
Alice Jones	8/15/2013	543355	$129.24
Alisa Dixon Prelow	8/15/2013	543356	$66.25
Alton Leroy Richardson	8/15/2013	543357	$177.67
Amy Dreyer Blake	8/15/2013	543358	$71.3
Andrea J. McAfee	8/15/2013	543359	$775.92
Andrea R. Jenkins	8/15/2013	543360	$77.51

MOR-50

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Andrew J. Brune	8/15/2013	543361	$1,310.43
Andrew L. Beyer	8/15/2013	543362	$323.05
Anesya H. Newton	8/15/2013	543363	$1,487.91
Angela Linburg	8/15/2013	543364	$484.65
Anita Schaezler	8/15/2013	543365	$178.87
Ann Brown Shanks	8/15/2013	543366	$1,453.87
Ann E. Rucker	8/15/2013	543367	$1,534.00
Annette Green	8/15/2013	543368	$65.01
Annette Luedecke	8/15/2013	543369	$390.73
Annie K. Howard	8/15/2013	543370	$51.52
Annie Mae Green Sheppard	8/15/2013	543371	$129.65
Annie Mosley	8/15/2013	543372	$57.42
Annie R. Lane Fisher	8/15/2013	543373	$67.7
Anthony Green	8/15/2013	543374	$65.01
Apex Royalties, Inc.	8/15/2013	543375	$427.76
Arkoma Bakken, LLC	8/15/2013	543376	$7,476.59
Arthur Cooks	8/15/2013	543377	$231.86
Atkins Minerals, LLC	8/15/2013	543378	$1,369.33
Atkins, Ltd. LLC	8/15/2013	543379	$6,748.06
Augusta Evelyn Turner	8/15/2013	543380	$82.68
Avery Thomas	8/15/2013	543381	$69.71
Avril Hampton-Zermeno	8/15/2013	543382	$74.48
BHCH Mineral, Ltd.	8/15/2013	543383	$459.43
BP America Production Company	8/15/2013	543384	$5,763.21
Babbit Family Partnership, Ltd	8/15/2013	543385	$15,855.13
Bakken HBT, LP	8/15/2013	543386	$2,269.64
Barbara B. and Byron B. Booth	8/15/2013	543387	$5,941.70
Barbara Jenkins Pilot	8/15/2013	543388	$77.51
Barbara L. Verhalen Appleby	8/15/2013	543389	$5,901.09
Barbara Marie Herb	8/15/2013	543390	$101.84
Barbara Steeg Midlo	8/15/2013	543391	$646.87
Barbara W. Sorenson Rev. Trust	8/15/2013	543392	$444.77
Barnell Marks	8/15/2013	543393	$89.18
Barton Bailey Greer	8/15/2013	543394	$165.36
Benigene Hart	8/15/2013	543395	$190.13
Bettie Scott Youree Park FDTN	8/15/2013	543396	$1,158.48
Betty Hain	8/15/2013	543397	$446.38
Betty Lou Young	8/15/2013	543398	$64.61
Betty Verhalen	8/15/2013	543399	$6,291.15

MOR-51

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Beverly A. Hasdorff	8/15/2013	543400	$144.51
Beverly James Smith	8/15/2013	543401	$89.18
Big Sky Mineral Trust	8/15/2013	543402	$89.24
Bill Rudd, Inc. DBA	8/15/2013	543403	$2,451.31
Billy Dean McCreary	8/15/2013	543404	$112.69
Billy Earl Adams	8/15/2013	543405	$103.4
Billy Williams	8/15/2013	543406	$174.27
Black Stone Minerals Co., LP	8/15/2013	543407	$4,216.52
Bob Perkins, Jr.	8/15/2013	543408	$96.03
Bonnie G. Smith	8/15/2013	543409	$110.73
Brad Verhalen	8/15/2013	543410	$247.75
Brenda Bradshaw	8/15/2013	543411	$89.18
Brenda Greer Foster	8/15/2013	543412	$495.97
Brenda Hayner Moon	8/15/2013	543413	$8,204.46
Brenda J. Veasley	8/15/2013	543414	$51.52
Brenda Manning Everitt	8/15/2013	543415	$101.78
Brenda Russell Williams	8/15/2013	543416	$959.69
Brendon Blincoe	8/15/2013	543417	$643.5
Bresco, Inc.	8/15/2013	543418	$509.4
Brett C. Barton	8/15/2013	543419	$172.4
Brie-Yori Jackson McGowan	8/15/2013	543420	$60.86
Cal Farley's Boys Ranch	8/15/2013	543421	$2,442.57
Camille Hampton	8/15/2013	543422	$122.49
Canadian Kenwood Company	8/15/2013	543423	$1,474.06
Carl Burner Jacobs	8/15/2013	543424	$74.03
Carl Marks	8/15/2013	543425	$179.98
Carla Renee Jacobs	8/15/2013	543426	$74
Carmona Johnston	8/15/2013	543427	$1,031.91
Carol Ann Hirsch Freirich	8/15/2013	543428	$141.9
Carol Freyer Bayer	8/15/2013	543429	$94.39
Carolyn Williams	8/15/2013	543430	$174.27
Cassandra Clark	8/15/2013	543431	$60.87
Cathy Cornelius Gaas	8/15/2013	543432	$2,481.29
Cecil I & Georgine A Murray	8/15/2013	543433	$9,501.30
Cecil Manning	8/15/2013	543434	$57.42
Chad Lee Cargill	8/15/2013	543435	$395.57
Chadwick T. Crist	8/15/2013	543436	$1,031.91
Charles Applewhite	8/15/2013	543437	$60.28
Charles E. Denson, Sr.	8/15/2013	543438	$359.87
MOR-52

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Charles Marion Bradshaw III	8/15/2013	543439	$918.55
Charles Walker	8/15/2013	543440	$64.8
Charles Williams	8/15/2013	543441	$174.27
Chazneca Simington	8/15/2013	543442	$50.99
Cheryl N. McAfee	8/15/2013	543443	$63.7
China Galland aka	8/15/2013	543444	$832.69
Choctaw Energy Ltd.	8/15/2013	543445	$108.79
Christine Butler	8/15/2013	543446	$51.78
Christine Carter	8/15/2013	543447	$83.04
Christopher Lance Walters	8/15/2013	543448	$562.17
Clark Interests, L.L.C.	8/15/2013	543449	$1,401.23
Clark Nolan Turney And	8/15/2013	543450	$5,440.73
Claude Brooks	8/15/2013	543451	$96.03
Cleve McCoy	8/15/2013	543452	$53.82
Clorette Green	8/15/2013	543453	$65.01
Cobra Petroleum Company, L.P.	8/15/2013	543454	$28.24
Collin Serhienko	8/15/2013	543455	$1,004.49
Collins C. Diboll Pvt. Fndn.	8/15/2013	543456	$11,614.94
Concho Royalty Company, LP	8/15/2013	543457	$165.54
Connie Schaper	8/15/2013	543458	$1,004.49
Cornelia Manning Caines	8/15/2013	543459	$58.5
Coronado Resources LP	8/15/2013	543460	$477.9
Craig F. Anderson	8/15/2013	543461	$258.26
Cynthia Cavness Williams	8/15/2013	543462	$80.99
D.J. Stuber Land & Royalty Tr	8/15/2013	543463	$227.86
Dale Lawrence Harvey	8/15/2013	543464	$583.55
Dale Williston Minerals	8/15/2013	543465	$557.52
Dallas District Church	8/15/2013	543466	$1,152.74
Dan Niendorff	8/15/2013	543467	$71.95
Dana D. Reaud c/o	8/15/2013	543468	$84.43
Daniel Wayne Williams	8/15/2013	543469	$80.79
Danny Ray Sasser	8/15/2013	543470	$445.02
Darius Weatherford	8/15/2013	543471	$100.51
Darrel Glen Freeman	8/15/2013	543472	$116.32
Darrell Manning	8/15/2013	543473	$57.42
David Bernard Leffall	8/15/2013	543474	$50.04
Dayton Lewis Cargill Trust	8/15/2013	543475	$453.55
Dean George Murray	8/15/2013	543476	$417.21
Debbie Marks	8/15/2013	543477	$54.79

MOR-53

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Debra Qurtman	8/15/2013	543478	$51.66
Diane Verhalen	8/15/2013	543479	$192.85
Dianne Mann	8/15/2013	543480	$606.01
Dickinson St Univ Foundation	8/15/2013	543481	$2,252.35
Dolores A. Tibiletti	8/15/2013	543482	$390.73
Dolores George Lavigne	8/15/2013	543483	$5,417.14
Dolph Crawley	8/15/2013	543484	$190.13
Don Trotter, et ux	8/15/2013	543485	$137.9
Donald Earle Hudson II	8/15/2013	543486	$74.13
Donald Q. Powell	8/15/2013	543487	$284.19
Donna Black	8/15/2013	543488	$606.01
Donna Marie Long	8/15/2013	543489	$63.48
Donna Shell	8/15/2013	543490	$59.84
Donna Smith	8/15/2013	543491	$57.54
Dora Mae Whitley	8/15/2013	543492	$85.64
Dorothy Lee Gill Wagner or	8/15/2013	543493	$652.58
Dorothy Nell Taylor	8/15/2013	543494	$96.03
Dorothy Swanson	8/15/2013	543495	$96.03
Dunver Limited Partnership	8/15/2013	543496	$2,892.72
Dustin Oscar Keith Cargill Tru	8/15/2013	543497	$453.55
Duttrell LaForrest Jackson	8/15/2013	543498	$60.87
Dwayne Cross	8/15/2013	543499	$84.21
E. Jessie Howard	8/15/2013	543500	$89.18
Earl W. Ferguson	8/15/2013	543501	$784.09
Eda J. Turner	8/15/2013	543502	$80.73
Eddie Williams	8/15/2013	543503	$74
Edgar B. Lincoln	8/15/2013	543504	$1,649.97
Edward Duard Wells	8/15/2013	543505	$101.84
Edward Manning	8/15/2013	543506	$57.41
Elaine Marie Mayer	8/15/2013	543507	$390.73
Eleanor Taylor Scott	8/15/2013	543508	$823.16
Elfrida Scott	8/15/2013	543509	$65.19
Elizabeth Beasley Ingrish	8/15/2013	543510	$155.91
Elizabeth J. Vidal Rev Trust	8/15/2013	543511	$61.2
Elizabeth Key Smith	8/15/2013	543512	$557.96
Elizabeth M. Richter-Chamrad &	8/15/2013	543513	$802.87
Ellen C. Green	8/15/2013	543514	$77.51
Elmer Howard, Jr.	8/15/2013	543515	$51.52
Elvy Pharr Callies	8/15/2013	543516	$2,104.02

MOR-54

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Emily Bradbury	8/15/2013	543517	$2,009.01
Energy Properties Limited	8/15/2013	543518	$488.81
Eric L McCarty	8/15/2013	543519	$95.92
Erma C. Williams	8/15/2013	543520	$978.95
Ernest F. Smith Test. Trust	8/15/2013	543521	$453.34
Ernest Lane	8/15/2013	543522	$51.88
Estate Of Lavondro K. Morrison	8/15/2013	543523	$1,870.12
Ethel Estvold Beckman	8/15/2013	543524	$1,649.94
Ethel Mae Harvey	8/15/2013	543525	$159.98
Etheldra A. Turner	8/15/2013	543526	$96.28
Eugene B. Harvey Jr.	8/15/2013	543527	$583.52
Eugene Williams, Jr.	8/15/2013	543528	$87.17
Eugenia M. Murray	8/15/2013	543529	$53.82
Eura Lee Caveness, Jr.	8/15/2013	543530	$64.79
Eva B. Washington	8/15/2013	543531	$87.33
Evelyn Warren	8/15/2013	543532	$387.3
Exxonmobil Corporation	8/15/2013	543533	$15,197.86
FIG 2013 Drilling and	8/15/2013	543534	$8,912.66
Faison Heathman Smith IV	8/15/2013	543535	$752.09
Farrah Elise Fults Dolbey	8/15/2013	543536	$1,367.43
Favian M. Adair, Jr.	8/15/2013	543537	$460.73
Fay Levon Else	8/15/2013	543538	$103.41
Faye Denson Watson	8/15/2013	543539	$359.87
Faye Lawler	8/15/2013	543540	$2,252.41
Fayette Blackshire	8/15/2013	543541	$55.14
First Church Of Christ,	8/15/2013	543542	$1,158.84
Fleischaker Mineral Company,	8/15/2013	543543	$54.58
Fleshia Taylor	8/15/2013	543544	$50.99
Flora Jones	8/15/2013	543545	$64.13
Florence Rose Hardy	8/15/2013	543546	$215.57
Francis Paul Cullum	8/15/2013	543547	$3,988.15
Francis S. Baldwin Sr. Family	8/15/2013	543548	$6,203.23
Frankie Crawford	8/15/2013	543549	$67.77
Frankie Jackson Nunley	8/15/2013	543550	$103.78
Frankie Mae Williams	8/15/2013	543551	$131.87
Fred D. Overman	8/15/2013	543552	$535.24
Fredericksburg Royalty, Ltd.	8/15/2013	543553	$57.82
Frieda Sussdorf Adair	8/15/2013	543554	$3,321.66
Gail E. Freeman Bartholomew	8/15/2013	543555	$96.19

MOR-55

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Gary Kornegay	8/15/2013	543556	$258.26
Gayle Hershberger	8/15/2013	543557	$603.91
Gayle L. Jackson	8/15/2013	543558	$77.51
Gayle Yvonne Riggs And	8/15/2013	543559	$5,440.76
General Cable Industries, Inc.	8/15/2013	543560	$2,627.21
Generations Partnership	8/15/2013	543561	$12,030.53
George P. Denson	8/15/2013	543562	$359.87
Georgia Sanders Johnson	8/15/2013	543563	$239.92
Gerry Dean Cadenhead Fletcher	8/15/2013	543564	$125.88
Gina Harrell	8/15/2013	543565	$87.14
Gladys M. Ottey	8/15/2013	543566	$1,218.17
Glen Lee Williams	8/15/2013	543567	$54.86
Good Shepherds Royalty Trust	8/15/2013	543568	$227.38
Grace Ann Gryder	8/15/2013	543569	$75.47
Gregory L. Wilder	8/15/2013	543570	$83.04
Gretchen Niendorff	8/15/2013	543571	$77.1
Harold Williams	8/15/2013	543572	$311.28
Harriet Taylor Youngblood	8/15/2013	543573	$817.11
Harry R. Freyer	8/15/2013	543574	$1,236.99
Haward Manning, Jr.	8/15/2013	543575	$57.42
Hearese Moore	8/15/2013	543576	$64.32
Heidi C. Barton	8/15/2013	543577	$172.4
Henry Hunsicker Family, LLC	8/15/2013	543578	$578.5
Henry McCarver	8/15/2013	543579	$257.66
Herbert Moore, Sr.	8/15/2013	543580	$90.7
Hobart Rutherford Key	8/15/2013	543581	$278.99
Holly Beyersmith	8/15/2013	543582	$323.05
Homer T. Williams	8/15/2013	543583	$174.27
Horace Manning	8/15/2013	543584	$57.42
Howard Lange	8/15/2013	543585	$4,390.26
Irvin Flanagan	8/15/2013	543586	$58.22
J. B. Rudd Estate Sara P. Rudd	8/15/2013	543587	$2,451.30
J. B. Wilson	8/15/2013	543588	$276.69
J. Bennett Johnston, Jr.	8/15/2013	543589	$523.71
J. D. Manning	8/15/2013	543590	$124.44
J. G. & Charlotte C. Thomas	8/15/2013	543591	$126.76
J. Tracy Fults, Trustee	8/15/2013	543592	$4,082.45
J. W. McCarty	8/15/2013	543593	$73.16
JJS Working Interests LLC	8/15/2013	543594	$167.14

MOR-56

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Jack Allen Perkins	8/15/2013	543595	$96.03
Jackie E. Robinson	8/15/2013	543596	$171.22
Jacqueline Robinson	8/15/2013	543597	$174.27
James B. Crawley Rev. Trust	8/15/2013	543598	$389.1
James B. Haynes, Jr.	8/15/2013	543599	$2,707.51
James Brandon Cullum	8/15/2013	543600	$4,478.55
James C. Abercrombie	8/15/2013	543601	$133.42
James E. Manning	8/15/2013	543602	$110.73
James Earl Perkins	8/15/2013	543603	$96.03
James Edward Finley, Sr.	8/15/2013	543604	$215.57
James Ford Harvey	8/15/2013	543605	$583.53
James Harold Cadenhead	8/15/2013	543606	$125.88
James Howard Turner	8/15/2013	543607	$82.68
James Lee Waskom, Jr.	8/15/2013	543608	$223.2
James Loot	8/15/2013	543609	$103.41
James Stewart Thigpen	8/15/2013	543610	$550
James W. McCrary	8/15/2013	543611	$60.98
James Young &	8/15/2013	543612	$1,591.50
Jane D. Harvey Parker	8/15/2013	543613	$583.53
Janice Gipson	8/15/2013	543614	$121.81
Janice M. Brooks	8/15/2013	543615	$96.03
Janice Walker	8/15/2013	543616	$91.31
Jasmine Simington	8/15/2013	543617	$50.99
Jean Arthur Butler	8/15/2013	543618	$68.1
Jeanie H. Westmoreland	8/15/2013	543619	$1,955.42
Jeanne Williams Thompkins	8/15/2013	543620	$61.66
Jennifer E. Hasdorff	8/15/2013	543621	$59.67
Jenny Harlan	8/15/2013	543622	$16,646.22
Jenny V. Stinson	8/15/2013	543623	$578.5
Jerline Jacobs	8/15/2013	543624	$74
Jerrell E. Terry	8/15/2013	543625	$297.58
Jerry E. Howard	8/15/2013	543626	$51.52
Jerry Sansing	8/15/2013	543627	$63.45
Jessica Jaye Hudson	8/15/2013	543628	$74.13
Jessie Anderson	8/15/2013	543629	$101.78
Jessie Brooks	8/15/2013	543630	$96.03
Jim Dixon, Jr.	8/15/2013	543631	$159.98
Jimmie Williams	8/15/2013	543632	$81.68
Jo Ann Fults Scott	8/15/2013	543633	$2,698.13

MOR-57

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Jo Ann Green McKenzie	8/15/2013	543634	$65.01
Jo Anne Dixon	8/15/2013	543635	$174.27
Jo Lynn Lewis	8/15/2013	543636	$53.82
Joe Alton 'Jay' Greer	8/15/2013	543637	$165.36
Joe And Robin Pollani	8/15/2013	543638	$527.49
Joe Black III	8/15/2013	543639	$112.13
Joel R. Kay	8/15/2013	543640	$563.94
Joel Truelove	8/15/2013	543641	$1,511.32
Joetta Culton High	8/15/2013	543642	$60.87
Joetta Mayon Staggers	8/15/2013	543643	$85.64
John B. Verhalen	8/15/2013	543644	$1,534.00
John Campbell	8/15/2013	543645	$3,016.15
John H. Denson, Sr.	8/15/2013	543646	$359.87
John L. Beyer, III	8/15/2013	543647	$323.05
John M. Hasdorff	8/15/2013	543648	$59.67
John Mark Blocker	8/15/2013	543649	$739.26
John Sinclair	8/15/2013	543650	$1,811.06
John Stewart Harvey	8/15/2013	543651	$583.53
John W. Mayer	8/15/2013	543652	$390.73
John Wesley Manning, Jr.	8/15/2013	543653	$103.87
John and Louise Dutchuk	8/15/2013	543654	$1,105.64
Johnetta Butler Johnson	8/15/2013	543655	$76.7
Johnetta Frazier	8/15/2013	543656	$86
Johnnie Marie Eila Benson	8/15/2013	543657	$885.77
Johnnie Roberson	8/15/2013	543658	$57.08
Johnny Ray Williams	8/15/2013	543659	$174.27
Jon A. Kay	8/15/2013	543660	$283.77
Jon C. Black	8/15/2013	543661	$112.13
Joy Reeves Manley	8/15/2013	543662	$569.72
Joyce Jeter	8/15/2013	543663	$708.39
Joyce Kostenko	8/15/2013	543664	$3,096.35
Joyfull Leffall Short	8/15/2013	543665	$50.04
Juaquitta Culton	8/15/2013	543666	$57.08
Judith M. Kutcher	8/15/2013	543667	$130.7
Judy Gallagher Durham	8/15/2013	543668	$66.09
Judy Rae Fults	8/15/2013	543669	$1,367.42
Julie K. Hasdorff	8/15/2013	543670	$59.67
Karen Ann Elwood Jeans	8/15/2013	543671	$111.58
Karen D. Fritschi	8/15/2013	543672	$4,102.22

MOR-58

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Karen K. Green	8/15/2013	543673	$283.77
Karen Scott Barner	8/15/2013	543674	$90.17
Katherine Rae Verhalen Maun	8/15/2013	543675	$2,803.66
Kathy Lynne Elwood McDaniel	8/15/2013	543676	$111.58
Keila Glenn	8/15/2013	543677	$61.66
Kenneth M. Mayer	8/15/2013	543678	$390.73
Kenneth Williams	8/15/2013	543679	$61.66
Kevin Anderson	8/15/2013	543680	$258.26
Key Family Marital Deduction	8/15/2013	543681	$349.55
Kim Karen Baskett	8/15/2013	543682	$4,135.93
Knapp Oil Corporation	8/15/2013	543683	$407.52
Kodiak Oil & Gas (USA) Inc.	8/15/2013	543684	$44,223.85
Kresha Collier Lane	8/15/2013	543685	$51.88
La Joie Thomas	8/15/2013	543686	$78.04
La Tonya R. Culton	8/15/2013	543687	$60.28
Lallance A. Adair Residuary TR	8/15/2013	543688	$4,428.87
Lamar Rase	8/15/2013	543689	$2,252.45
Laura Ann Holman And	8/15/2013	543690	$5,440.73
Laurie H. Pursley	8/15/2013	543691	$59.67
Lavert Williams	8/15/2013	543692	$311.29
Le'Andrea Simington	8/15/2013	543693	$50.99
Lee Manning	8/15/2013	543694	$57.42
Lena Mae Manning Scott	8/15/2013	543695	$121.81
Lenora Butler	8/15/2013	543696	$51.78
Leo Williams, Jr.	8/15/2013	543697	$54.51
Leon E. Wosika	8/15/2013	543698	$65.92
Leslie Crawley Schoenfeld	8/15/2013	543699	$1,030.80
Linda Kay Turner	8/15/2013	543700	$82.68
Linda Robinson Clark	8/15/2013	543701	$67.7
Lizzie Lefall Moore	8/15/2013	543702	$905.25
Lochridge Minerals LLC	8/15/2013	543703	$4,777.19
Lois Helmig	8/15/2013	543704	$1,508.08
Lois Jean Hirsch Luskey	8/15/2013	543705	$141.9
Lola Annette Harrison	8/15/2013	543706	$1,487.91
Lonella Leffall	8/15/2013	543707	$516.94
Lou Ann Terry	8/15/2013	543708	$484.62
Louis Dorfman	8/15/2013	543709	$100.31
Louise Butler	8/15/2013	543710	$51.78
Lucia R. Kendrick	8/15/2013	543711	$479.83

MOR-59

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Lucille Fields	8/15/2013	543712	$129.25
Lynda R. Verhalen Applebaum	8/15/2013	543713	$1,491.42
MAP2009-OK	8/15/2013	543714	$848.63
MCCH, L.L.C.	8/15/2013	543715	$1,401.23
MCGR Operating Company, Inc.	8/15/2013	543716	$332.94
Malcolm G. Baker	8/15/2013	543717	$57.98
Marcia Lynn Helms	8/15/2013	543718	$918.54
Marco Minerals	8/15/2013	543719	$1,293.00
Margaret FJ Harvey	8/15/2013	543720	$239.92
Margaret Francis	8/15/2013	543721	$60.28
Marie Howard Woodrow	8/15/2013	543722	$51.52
Marion L. Culton, Jr.	8/15/2013	543723	$60.86
Marion Steeg Bustamante	8/15/2013	543724	$646.87
Marjorie Dale Owen	8/15/2013	543725	$1,698.52
Mark Anthony Manning	8/15/2013	543726	$172.55
Mark Niendorff	8/15/2013	543727	$71.95
Mark Verhalen	8/15/2013	543728	$254
Marti O'Brien	8/15/2013	543729	$918.54
Mary Ann Jennings	8/15/2013	543730	$138.48
Mary Anne Crawley Convis, TTEE	8/15/2013	543731	$126.76
Mary Black Sanders	8/15/2013	543732	$532.93
Mary C. Torres	8/15/2013	543733	$59.67
Mary Elizabeth Graves	8/15/2013	543734	$215.57
Mary Margaret Verhalen Scott	8/15/2013	543735	$2,953.00
Mary Martha McCoy	8/15/2013	543736	$53.82
Mary Virginia Haynes	8/15/2013	543737	$446.37
Mary W. Williams	8/15/2013	543738	$64.8
Maurice Caveness	8/15/2013	543739	$55.41
Maxine Hawes	8/15/2013	543740	$390.73
McCamey Farm & Ranch, L.P..	8/15/2013	543741	$342.48
Melba Manning	8/15/2013	543742	$114.67
Michael Allen Mccoy	8/15/2013	543743	$53.82
Michael Davis	8/15/2013	543744	$311.29
Michael Dreyer	8/15/2013	543745	$71.3
Michael E. Warwick	8/15/2013	543746	$59.84
Michael Eugene O'Brien	8/15/2013	543747	$459.29
Michael Lynn Freeman	8/15/2013	543748	$116.32
Michael W. Hirsch	8/15/2013	543749	$70.96
Midland Trust	8/15/2013	543750	$421.2

MOR-60

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Mildred A. McAfee	8/15/2013	543751	$63.7
Mildred Loot	8/15/2013	543752	$232.63
Mina Evenden	8/15/2013	543753	$57.98
Mitchell Dreyer	8/15/2013	543754	$71.3
Monad Werner, LLC	8/15/2013	543755	$1,352.66
Monica Dixon Wallican	8/15/2013	543756	$66.25
Murray James Cadenhead III	8/15/2013	543757	$66.09
Myco Industries, Inc.	8/15/2013	543758	$396.57
Myron B. Marks	8/15/2013	543759	$1,115.52
Myrtle Williams	8/15/2013	543760	$81.69
Nancy Franklyn Beyer Trust,	8/15/2013	543761	$1,243.96
Nancy Powers	8/15/2013	543762	$603.91
Nancy Ruth Thigpen Brown	8/15/2013	543763	$549.99
Nancy Wilson	8/15/2013	543764	$148.27
Narvie McDonald	8/15/2013	543765	$57.08
Neal B. Anderson	8/15/2013	543766	$258.26
Nisku Royalty, LP	8/15/2013	543767	$265.34
Nortex Corporation	8/15/2013	543768	$2,016.76
O.J. Holt, Jr. And Diane Holt	8/15/2013	543769	$7,393.33
ONRR - Royalty	8/15/2013	543770	$196,787.71
Odell Marks	8/15/2013	543771	$89.18
Oil Field Girls, Ltd.	8/15/2013	543772	$630.64
Olden Davis Manning, Jr.	8/15/2013	543773	$58.5
Olevia Cavness	8/15/2013	543774	$80.99
Olivia A. Deloach, Trustee	8/15/2013	543775	$63.45
Orestus Cavness Jr.	8/15/2013	543776	$80.99
Oretha Howard Bailey	8/15/2013	543777	$51.52
Orville M. Erickson	8/15/2013	543778	$4,945.18
Oscar Lee Cargill	8/15/2013	543779	$1,360.67
Pamela E. Nevels	8/15/2013	543780	$60.28
Patricia Ann Pendleton Reed	8/15/2013	543781	$177.67
Patricia Emily Horridge	8/15/2013	543782	$445.91
Patricia J. Wilson	8/15/2013	543783	$59.67
Patricia Willams Pullins	8/15/2013	543784	$61.66
Patrick Barker	8/15/2013	543785	$446.38
Patrick Manning,III	8/15/2013	543786	$78.88
Pattye Greer Garza	8/15/2013	543787	$495.97
Paul Niendorff	8/15/2013	543788	$71.95
Peggie Nell Manning	8/15/2013	543789	$121.81

MOR-61

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Peggy Jane Shows	8/15/2013	543790	$297.58
Penn Royalty Company	8/15/2013	543791	$163.08
Peter C. Coggeshall, Jr.	8/15/2013	543792	$554.01
Petrojarl Inc.	8/15/2013	543793	$75.25
Phillip Mandel	8/15/2013	543794	$297.35
Phyllis Hampton	8/15/2013	543795	$89.6
Phyllis Yvonne Tucker	8/15/2013	543796	$96.03
Pittsburgh Corporation Inc.	8/15/2013	543797	$13,611.75
QPC 3, LP	8/15/2013	543798	$931.43
RCPTX, LTD.	8/15/2013	543799	$65.92
Ralph Marks	8/15/2013	543800	$1,115.53
Ralph O. Harvey, III	8/15/2013	543801	$583.53
Randee B. Johnson	8/15/2013	543802	$192.85
Raymond David Manning, Sr.	8/15/2013	543803	$58.5
Raymond P. Verhalen, III	8/15/2013	543804	$1,446.36
Raymond Stuart Harr	8/15/2013	543805	$192.85
Renrew Minerals, LTD	8/15/2013	543806	$2,706.77
Reynolds Drilling Co., Inc.	8/15/2013	543807	$8,230.76
Rhonda Sue Patterson Coleman	8/15/2013	543808	$1,675.12
Richard Allen Hatcher	8/15/2013	543809	$72.49
Richard E. Rosengarten	8/15/2013	543810	$283.77
Richard Foster Mays	8/15/2013	543811	$222.52
Richard Garrett Key	8/15/2013	543812	$278.99
Richard W. Brown	8/15/2013	543813	$484.65
Rickey Max Pendleton	8/15/2013	543814	$177.67
Riddie Jones	8/15/2013	543815	$64.31
Roadrunner Oil & Gas	8/15/2013	543816	$2,377.10
Robbie Lynn Finley	8/15/2013	543817	$215.57
Robert & Josephine Wehrung	8/15/2013	543818	$1,077.51
Robert D. Blocker, Jr.	8/15/2013	543819	$2,477.03
Robert L. Yates And	8/15/2013	543820	$5,126.44
Robert M. Steeg	8/15/2013	543821	$646.87
Robert Vernon Blakey, Sr.	8/15/2013	543822	$11,258.10
Roger Wayne Greer, Jr.	8/15/2013	543823	$165.36
Roland Leffall	8/15/2013	543824	$50.04
Ronald Dean Freeman	8/15/2013	543825	$116.32
Ronnie Boltz	8/15/2013	543826	$2,252.41
Ronnie Cole	8/15/2013	543827	$2,572.33
Roy G. Barton III	8/15/2013	543828	$172.4

MOR-62

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Roy Wendell Lester, Sr. &	8/15/2013	543829	$2,505.69
Royalty Clearinghouse Prtnsp	8/15/2013	543830	$1,172.07
Ruby Nell Manning Raven	8/15/2013	543831	$121.81
S & P Company	8/15/2013	543832	$334.31
S&C Properties	8/15/2013	543833	$91.3
SD Resources LTD	8/15/2013	543834	$100.31
Samuel Ray Lavender	8/15/2013	543835	$446.35
Sandra Engler Gerrie	8/15/2013	543836	$6,389.52
Sandra V. Floyd	8/15/2013	543837	$578.49
Sandra Verhalen Skevington	8/15/2013	543838	$192.84
Sandy River Resources, LLC	8/15/2013	543839	$257.98
Sara Jo Englander	8/15/2013	543840	$212.83
Sarah Wells Calvert	8/15/2013	543841	$589.98
Scott Anderson	8/15/2013	543842	$258.26
Sharon Blackshire	8/15/2013	543843	$55.14
Sharon Fults Non Exempt Trust	8/15/2013	543844	$4,082.44
Sharon W. Timmons	8/15/2013	543845	$263.59
Sherman Perkins	8/15/2013	543846	$96.03
Sherry Jane Youngblood Conrad	8/15/2013	543847	$817.11
Shirley Waskom Childs	8/15/2013	543848	$223.19
Sierra Land Services	8/15/2013	543849	$602.11
Singer Bros. LLC	8/15/2013	543850	$2,356.87
Sklarco L.L.C.	8/15/2013	543851	$221.37
Sonia Williams Babers	8/15/2013	543852	$187.88
Sool, Ltd.	8/15/2013	543853	$931.43
Southwest Petroleum Co. L.P.	8/15/2013	543854	$390.84
St. Luke's Foundation	8/15/2013	543855	$2,252.50
Stacy Ann Glasscock	8/15/2013	543856	$459.3
Stacy Eugene Moore	8/15/2013	543857	$55.56
State Of Texas	8/15/2013	543858	$1,568.39
State of ND acting by/through	8/15/2013	543859	$21,234.81
Stephanie Lister	8/15/2013	543860	$746.37
Stephen G. Verhalen, Jr.	8/15/2013	543861	$1,534.12
Suanne Niendorff Ferguson	8/15/2013	543862	$77.1
Susan Ann Williams	8/15/2013	543863	$59.67
Susan Blanchard	8/15/2013	543864	$215.57
Susanna Key Weiser	8/15/2013	543865	$557.96
Susie G. Fults Family Trust	8/15/2013	543866	$8,165.01
Suzan Nadi	8/15/2013	543867	$395.88

MOR-63

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Suzanne Verhalen Padgett	8/15/2013	543868	$1,124.23
Sylvia Carrell	8/15/2013	543869	$463.58
Sylvia McKay Chastain	8/15/2013	543870	$222.37
Tabrina Manning	8/15/2013	543871	$78.88
Terri L. Hasdorff	8/15/2013	543872	$144.51
Terri Williams	8/15/2013	543873	$54.86
Terry L. McGowan	8/15/2013	543874	$57.08
The Armstrong Corporation	8/15/2013	543875	$10,810.20
The Judy Tewell Trust	8/15/2013	543876	$445.91
Thelma Lois Veasley	8/15/2013	543877	$51.52
Theola Caveness	8/15/2013	543878	$84.21
Thomas Alan Schaezler	8/15/2013	543879	$54.42
Thomas Fisher Key	8/15/2013	543880	$278.99
Thomas Howard Thigpen	8/15/2013	543881	$550
Thomas J. Caveness	8/15/2013	543882	$245.75
Thomas Luke Verhalen	8/15/2013	543883	$192.84
Thomas Melvin Adair	8/15/2013	543884	$553.59
Tina Lee Ebukam	8/15/2013	543885	$58.5
Tina Williams Wilson	8/15/2013	543886	$158.56
Todd Murray	8/15/2013	543887	$417.21
Tommy E. Brooks	8/15/2013	543888	$96.03
Tommy Lee Waskom	8/15/2013	543889	$223.19
Toro Energy Holdings II, LP	8/15/2013	543890	$66.6
Traci Ferguson-Hodge	8/15/2013	543891	$290.8
Tracy Snyder	8/15/2013	543892	$6,184.85
Travis Park United Methodist	8/15/2013	543893	$1,406.94
Travis Vernon Fults	8/15/2013	543894	$1,367.43
Valdus Energy, LLC	8/15/2013	543895	$323.97
Velma White	8/15/2013	543896	$51.52
Vernon G. Calvin Jr.	8/15/2013	543897	$164.05
Vertice Lee Manning	8/15/2013	543898	$110.73
Vester Lois Manning	8/15/2013	543899	$121.81
W & A Properties, Inc.	8/15/2013	543900	$109.22
W. F. Palmer	8/15/2013	543901	$460.11
Wallace Lee Albrecht Rev Tr	8/15/2013	543902	$110.73
Walta Robin Wynne	8/15/2013	543903	$444.77
Walter G. Verhalen, III	8/15/2013	543904	$247.76
Wanda A. Young	8/15/2013	543905	$103.47
Ware Development LLC	8/15/2013	543906	$12,139.67

MOR-64

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Wavey T. Lester	8/15/2013	543907	$7,845.71
Wayne Parks Turney	8/15/2013	543908	$5,440.75
Wesley J. Manning	8/15/2013	543909	$135.34
Westco Family Ltd Partnership	8/15/2013	543910	$704.22
William Adams	8/15/2013	543911	$103.41
William Arthur Stern, Jr.	8/15/2013	543912	$283.77
William C. Sawtelle	8/15/2013	543913	$77.1
William J, Jr. & Virginia A.	8/15/2013	543914	$1,091.90
William M. Huffman	8/15/2013	543915	$2,015.45
William Parks Finley, Sr.	8/15/2013	543916	$70.27
Willie Charles Manning	8/15/2013	543917	$135.34
Willie J. Taylor	8/15/2013	543918	$64.32
Willie Kelly Taylor	8/15/2013	543919	$64.32
XTO Energy Inc.	8/15/2013	543920	$8,484.08
Yates Petroleum Corporation	8/15/2013	543921	$21,034.63
Yolanda Blackshire	8/15/2013	543922	$55.14
f/b/o Clarence N. Schwab	8/15/2013	543923	$28,799.17
A.K. Lacy	8/15/2013	543924	$1,089.37
Adeline Old Vaill Trust	8/15/2013	543925	$114.04
Alfred E. Lacy Jr	8/15/2013	543926	$1,089.37
Alice Guenther McLean	8/15/2013	543927	$60.55
Allison Renee Williams	8/15/2013	543928	$50.56
Alma Colleen Shaw Torres	8/15/2013	543929	$92.98
Amy P. Evoniuk	8/15/2013	543930	$618.88
Anderson-Taylor Family	8/15/2013	543931	$1,339.50
Andreu Lawrence Wiltse, Jr.	8/15/2013	543932	$1,348.75
Anita Elaine Jackson	8/15/2013	543933	$55.05
Anita G. Kuntz	8/15/2013	543934	$2,229.78
Ann Gilliam	8/15/2013	543935	$51.53
Ann J. Wood	8/15/2013	543936	$72.36
Anne N. Kelly Rev Tr UTA dtd	8/15/2013	543937	$176.79
Annie Marie Thomas	8/15/2013	543938	$284.08
Anton & Myrtle C. Kapus	8/15/2013	543939	$231.44
Armenia Lester Hawkins	8/15/2013	543940	$76.79
BR Royalty LLC	8/15/2013	543941	$1,090.11
Baldwin Mineral Trust	8/15/2013	543942	$62.72
Banister Willis	8/15/2013	543943	$109.03
Barbara Glover Baucum	8/15/2013	543944	$87.4
Barbara Hauck, Indiv/Heir	8/15/2013	543945	$52.94

MOR-65

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Barbara Lester Jordan	8/15/2013	543946	$165.62
Benjamin D. Agnor	8/15/2013	543947	$236.17
Benjamin Lange and Beth Lange	8/15/2013	543948	$4,372.86
Bernadette Rose Basaraba	8/15/2013	543949	$7,750.73
Bertha M. Cooper	8/15/2013	543950	$71.02
Betty Jean Daniels	8/15/2013	543951	$61.98
Brad R. Duhon	8/15/2013	543952	$679.68
Braden C. Despot	8/15/2013	543953	$679.67
Brenda Lester Bell	8/15/2013	543954	$440.53
Brit Nelson Driskell	8/15/2013	543955	$80.42
Bruce Graham Roberts	8/15/2013	543956	$614.03
C. Bradley Wilson Rev. Trust	8/15/2013	543957	$295.04
Caddo Minerals, Inc.	8/15/2013	543958	$67.14
Candyce James Alexander	8/15/2013	543959	$521.28
Candyce W. Evertson	8/15/2013	543960	$885.51
Carol Frank	8/15/2013	543961	$188.03
Carol Worsham	8/15/2013	543962	$135.06
Carolyn F. Underwood	8/15/2013	543963	$184.8
Carolyn M. Curry	8/15/2013	543964	$80.35
Carter Wooten Rountree	8/15/2013	543965	$154.29
Cecilia M. Taylor	8/15/2013	543966	$80.35
Charlene K. Williams	8/15/2013	543967	$3,542.01
Charles E. Mercer Jr.	8/15/2013	543968	$2,222.76
Charles Glenn Driskell	8/15/2013	543969	$80.43
Charles R. Lester And	8/15/2013	543970	$267.04
Charles Turner	8/15/2013	543971	$221.37
Charley M. Lester, Jr. D.D.S.	8/15/2013	543972	$669.3
Charline Thompson	8/15/2013	543973	$339.54
Chevron North America	8/15/2013	543974	$295.03
Cheyenne Royalties, LLC	8/15/2013	543975	$473.4
Christopher J. Evoniuk	8/15/2013	543976	$1,520.41
Christopher Wahus	8/15/2013	543977	$92.4
Clara Lentz Westmoreland	8/15/2013	543978	$483.92
Clifford Cole, Jr.	8/15/2013	543979	$122.47
Coletta Lester Davis	8/15/2013	543980	$76.78
Collin Jones	8/15/2013	543981	$173.04
Columbia Enterprises	8/15/2013	543982	$1,019.51
Come Big or Stay Home, LLC	8/15/2013	543983	$67.53
Connie Raylene Brooks	8/15/2013	543984	$365.12

MOR-66

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Corley Fam Tr, Trustee o/t	8/15/2013	543985	$318.29
Coronado Resources 2013 LP	8/15/2013	543986	$72.86
Cowden Capital Investments LP	8/15/2013	543987	$109.25
Cynthia Lester Howell Morris	8/15/2013	543988	$140.64
D. H. Snyder, IV	8/15/2013	543989	$51.71
DJB Royalty Ventures LP	8/15/2013	543990	$74.6
Dale G. Evoniuk	8/15/2013	543991	$956.48
Daniel Finley	8/15/2013	543992	$182.71
David Dickson Corley	8/15/2013	543993	$148.87
David V. Kubas	8/15/2013	543994	$291.47
David Wahus	8/15/2013	543995	$191.32
Dean & Gail Gudahl Trust	8/15/2013	543996	$251.1
Dean Hartman	8/15/2013	543997	$1,290.80
Deborah Lynn Sinclair Caudle	8/15/2013	543998	$241.95
Deborah Shaw Johnson	8/15/2013	543999	$193.26
Dennis Ross Klambach	8/15/2013	544000	$98.34
Denver and Mary Thompson	8/15/2013	544001	$13,329.40
Desert Partners IV, L.P.	8/15/2013	544002	$623.91
Diana Heartsill Young	8/15/2013	544003	$60.55
Dianne Glovatsky	8/15/2013	544004	$184.8
Dianne Harrist Whatley	8/15/2013	544005	$95.6
Dianne N. Hancock & J. Wayne	8/15/2013	544006	$197.12
Dixie Smith Odom	8/15/2013	544007	$59.72
Don J. Kuntz	8/15/2013	544008	$96.5
Donald Wahus	8/15/2013	544009	$765.29
Donald William Basaraba	8/15/2013	544010	$7,750.73
Donnie R. Roberts	8/15/2013	544011	$87.27
Dora K. McCarty	8/15/2013	544012	$50.66
Doris Nann Mercer Chandler &	8/15/2013	544013	$2,222.77
Doristine Milligan	8/15/2013	544014	$93.45
Dorothy & Philip Jones	8/15/2013	544015	$1,095.34
Dorothy Gerhardt (Life Tenant)	8/15/2013	544016	$57.34
Dunbar Oil and Gas, Ltd.	8/15/2013	544017	$297.11
E. Baker & Associates	8/15/2013	544018	$88.88
EXCO Operating Company, LP	8/15/2013	544019	$5,041.01
Eagle Oil & Gas Co.	8/15/2013	544020	$91.52
East Texas Oil & Gas Rp.	8/15/2013	544021	$312.74
Eckard Global, LLC	8/15/2013	544022	$546.2
Ed Don Jensen	8/15/2013	544023	$180.21

MOR-67

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Edith Waites	8/15/2013	544024	$82.91
Edward Brawner	8/15/2013	544025	$404.25
Edward M&Barbara L Anheluk	8/15/2013	544026	$118.43
Elaine Woodley Harris	8/15/2013	544027	$3,541.95
Eleanor J. Basaraba, a widow	8/15/2013	544028	$825
Ella Basaraba	8/15/2013	544029	$825
Ella Mae & Thomas P.	8/15/2013	544030	$286.98
Ella Marie Marshall	8/15/2013	544031	$104.53
Emma Prokop	8/15/2013	544032	$1,095.34
Ernest & Karla Akovenko	8/15/2013	544033	$1,095.34
Evelyn J. Allram	8/15/2013	544034	$286.98
F. Darrell Hamilton	8/15/2013	544035	$65.45
Faulconer 2004 Ltd. Ptnrship	8/15/2013	544036	$714.39
Faulconer Energy L.P.	8/15/2013	544037	$1,267.86
Fedora Family Mineral Trust	8/15/2013	544038	$180.19
Fergus & Elizabeth Nelson	8/15/2013	544039	$789.19
Fidelity Expl. & Prod. Company	8/15/2013	544040	$688.94
First National Company	8/15/2013	544041	$82.36
Flanoy Holden Choate & Annie	8/15/2013	544042	$77.11
Francis P. Hadlock III, Dcsd.	8/15/2013	544043	$207.97
Frank A. Clark, Jr.	8/15/2013	544044	$67.14
Frank McMillin Wooten	8/15/2013	544045	$154.29
Frank T. Bruce	8/15/2013	544046	$117.78
Gadeco, LLC	8/15/2013	544047	$2,016.59
Gary Cooper	8/15/2013	544048	$71.02
Gary Glovatsky	8/15/2013	544049	$2,675.71
Gladys Marie Lester	8/15/2013	544050	$165.61
Glenn J. Nichenko	8/15/2013	544051	$560.67
Goldco Energy Corporation	8/15/2013	544052	$171.36
Gordon W. Sangster	8/15/2013	544053	$89.36
Gregory Shaw	8/15/2013	544054	$92.98
Harold Lawrence & Vanice	8/15/2013	544055	$132.19
Haywood W. Moseley, IV	8/15/2013	544056	$105.19
Henry J. and Barbara A. Glick	8/15/2013	544057	$4,735.92
Henry L. Cooper	8/15/2013	544058	$568.2
Herbert Milsap Youngblood	8/15/2013	544059	$62.89
Holt Production, L.L.C.	8/15/2013	544060	$741.77
Home on The Range For Boys	8/15/2013	544061	$631.38
Howard Spencer Anderson	8/15/2013	544062	$58.68

MOR-68

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Howell Rev Trust UTA 12/8/94	8/15/2013	544063	$51.53
Hunt Oil Company	8/15/2013	544064	$513.46
Iowa Holding Company,	8/15/2013	544065	$2,006.35
Irish Oil & Gas Inc.	8/15/2013	544066	$1,590.28
J. R. Glennon, Inc.	8/15/2013	544067	$298.27
J.E. Bragg, Jr. and	8/15/2013	544068	$197.54
Jack & Lorene Akovenko	8/15/2013	544069	$1,095.34
Jaco Production Company	8/15/2013	544070	$107.39
Jacob C. Bell Jr	8/15/2013	544071	$16,255.36
Jae Holdings, L.L.C.	8/15/2013	544072	$679.68
James Greg Wren	8/15/2013	544073	$496.5
James L & Elva Lou Johnston	8/15/2013	544074	$3,872.37
James Parnell Lester	8/15/2013	544075	$165.62
James Spencer Jones II	8/15/2013	544076	$1,221.13
James T. Easter & Mickey	8/15/2013	544077	$68.85
Jane F. Fitterer Fam Tr dtd	8/15/2013	544078	$57.34
Jane Meeks Vitrano	8/15/2013	544079	$142.26
Janet L. Higgins-Jerry	8/15/2013	544080	$184.8
Janet L. Novy	8/15/2013	544081	$196.69
Janis Goodrich	8/15/2013	544082	$221.37
Jason Wahus	8/15/2013	544083	$92.4
Jeanene Cooper	8/15/2013	544084	$73.33
Jeff F. Haich & Victoria Marie	8/15/2013	544085	$7,750.76
Jennie Mae Shiner	8/15/2013	544086	$72.86
Jeremiah Turner Stallworth	8/15/2013	544087	$149.16
Jerry Alan Jones	8/15/2013	544088	$173.04
Jerry C. Van Wert	8/15/2013	544089	$91.35
Jimmie Gipson	8/15/2013	544090	$55.34
Jimmy Allman & wife,	8/15/2013	544091	$213.2
Joann Lester Rice	8/15/2013	544092	$61.17
North Dakota D.H.S.	8/15/2013	544093	$77.18
Joel R. Woodley	8/15/2013	544094	$885.51
John Francis Van Wert Jr.	8/15/2013	544095	$91.35
John Henry Mitchell	8/15/2013	544096	$214.28
John Mosely Newsom	8/15/2013	544097	$1,966.97
John Payton Clark	8/15/2013	544098	$67.14
John Ralph James	8/15/2013	544099	$69.89
John Todaro And	8/15/2013	544100	$173
John Y. Graff &	8/15/2013	544101	$83

MOR-69

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Jose O. Perez and wife,	8/15/2013	544102	$64.24
Josephine Williams Yancy	8/15/2013	544103	$72.86
Joyce L. Bell	8/15/2013	544104	$87.27
Judy Bailey	8/15/2013	544105	$51.52
Judy Harris	8/15/2013	544106	$1,947.25
Jules Talmage Liston	8/15/2013	544107	$91.49
Julie A. Ellison	8/15/2013	544108	$118.1
June B. Wren	8/15/2013	544109	$53.19
June Jones	8/15/2013	544110	$173.04
Justine Jearmchuk Bauer	8/15/2013	544111	$56.58
Kathryn Ann Munson	8/15/2013	544112	$365.12
Kathy Jo Cline	8/15/2013	544113	$7,750.76
Kelly D. Robinson, Rev Lvg	8/15/2013	544114	$513.46
Kevin & Sonya Hartman	8/15/2013	544115	$1,290.80
Kimberly Patrice Williams	8/15/2013	544116	$50.56
Kirby L. Dasinger &	8/15/2013	544117	$75.09
Kristin V. Moseley	8/15/2013	544118	$105.19
Kubas Fam Min Tr dtd 4/10/1980	8/15/2013	544119	$2,040.32
LOMOCO, Inc.	8/15/2013	544120	$67.14
Lacy Properties, LTD.	8/15/2013	544121	$104.4
Larue M. Smith	8/15/2013	544122	$80.35
Laura A. Lang	8/15/2013	544123	$118.1
Laura Turner	8/15/2013	544124	$221.37
Lawrence M. Nilsen	8/15/2013	544125	$176.79
Leo C. McAfee, Jr.	8/15/2013	544126	$80.35
Leonard W. Nichenko	8/15/2013	544127	$547.67
Linda Puryear Dominick	8/15/2013	544128	$1,311.30
Lisa Thomas	8/15/2013	544129	$173.04
Logan Resources, LLC	8/15/2013	544130	$295.64
Lois E. Basaraba, a widow	8/15/2013	544131	$707.14
Loretta Akovenko	8/15/2013	544132	$1,095.34
Lori Belinda London	8/15/2013	544133	$140.64
Lorna Ann Matthiesen	8/15/2013	544134	$90.92
Louise Moore Ferr Shavin	8/15/2013	544135	$57.95
Lynda Nelson (Kostenko)	8/15/2013	544136	$66.09
MAP2006-OK	8/15/2013	544137	$293.61
MBI Royalties, LLC	8/15/2013	544138	$194.38
Mabel Jean Wilson	8/15/2013	544139	$284.08
Malcolm Evans	8/15/2013	544140	$2,558.81

MOR-70

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Mamie Rogers Yandle	8/15/2013	544141	$121.94
Map2003-Net	8/15/2013	544142	$268.07
Marcia Jannenga	8/15/2013	544143	$184.8
Marcia N Anderson RevTr UTA	8/15/2013	544144	$176.79
Margaret Ann Newsom Waits	8/15/2013	544145	$2,098.09
Margarita Wilson	8/15/2013	544146	$72.86
Maria Eubanks-Davidson	8/15/2013	544147	$90.1
Maribeth Turner	8/15/2013	544148	$221.37
Marjorie Evoniuk, a widow &	8/15/2013	544149	$1,912.94
Mark D. Keys	8/15/2013	544150	$135.06
Marleta Chadwick Trust	8/15/2013	544151	$453.3
Marquis Dewayne Shelton	8/15/2013	544152	$54.04
Martha Susan White	8/15/2013	544153	$77.05
Martrae L. Poindexter	8/15/2013	544154	$76.78
Marty B. Kuntz-Stiedl	8/15/2013	544155	$72.36
Mary F. James Mercer	8/15/2013	544156	$893.95
Mecheryl Calvin	8/15/2013	544157	$61.98
Melanie Crawford	8/15/2013	544158	$1,311.32
Michael D. Prokop, a s/m	8/15/2013	544159	$235.71
Michael Marczuk, Indiv/Heir	8/15/2013	544160	$50.18
Michael W. Basaraba	8/15/2013	544161	$117.86
Millard F. Glover Family Trust	8/15/2013	544162	$66.8
Miller Oil & Gas LLC	8/15/2013	544163	$497.23
Miller Trust Dated 2-25-08	8/15/2013	544164	$237.73
Milton Glovatsky (WI)	8/15/2013	544165	$313.26
Monte Sandvick and	8/15/2013	544166	$197.54
Monte Zakopayko	8/15/2013	544167	$1,121.35
Muriel Whiteside Char Trust	8/15/2013	544168	$536.14
Myrtle May Gudahl	8/15/2013	544169	$223.21
NJ Schank & B Schank Irv Mn Tr	8/15/2013	544170	$1,165.90
Neil W. Mohr and Judith A.	8/15/2013	544171	$132.19
Nellie May Gohlke Trust	8/15/2013	544172	$55.84
Northern Oil & Gas, Inc.	8/15/2013	544173	$3,291.42
Owen B. Whatley	8/15/2013	544174	$95.6
Pamela J. Hartwig	8/15/2013	544175	$843.95
Patricia Ann Ramsey	8/15/2013	544176	$207.97
Patricia Kay Malkowski, a m/w	8/15/2013	544177	$7,750.73
Patricia M. Owens	8/15/2013	544178	$80.35
Patrick G. Frank and	8/15/2013	544179	$188.03

MOR-71

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Paul D. Hess	8/15/2013	544180	$71.03
Pearlie H. Cole	8/15/2013	544181	$387.75
Pendleton G. Baldwin Jr.	8/15/2013	544182	$207.97
Petroleum Investments, Inc.	8/15/2013	544183	$1,019.51
Pinebough Properties, LTD.	8/15/2013	544184	$152.24
RSD Holdings, LLC	8/15/2013	544185	$167.47
Red Rocks Company, LLC	8/15/2013	544186	$393.55
Renee A. McAfee	8/15/2013	544187	$58.66
Reuben R Paulsen Trustee	8/15/2013	544188	$82.59
Reuben R. Paulsen Trust	8/15/2013	544189	$201.96
Richard Cooper, Jr.	8/15/2013	544190	$73.33
Robert B. Moseley	8/15/2013	544191	$105.19
Robert E. Agnor	8/15/2013	544192	$473.28
Robert I. Allday	8/15/2013	544193	$111.78
Robert Sims Blackburn and	8/15/2013	544194	$64.12
Robert T. Kalmbach	8/15/2013	544195	$98.34
Robert and Margie Rather Trust	8/15/2013	544196	$2,495.86
Rock Springs Cemetery	8/15/2013	544197	$65.78
Rockie & Jeanne Kukla	8/15/2013	544198	$1,147.37
Ronald H. Sangster d/b/a	8/15/2013	544199	$89.36
Roy & Margaret Berryman	8/15/2013	544200	$87.66
Roy Elbert Johnson	8/15/2013	544201	$1,120.09
Roy Michael Basaraba	8/15/2013	544202	$7,750.73
Royce Hargrove Brown	8/15/2013	544203	$1,403.86
Ruth E. Geinert	8/15/2013	544204	$4,197.96
Ryan M. and Lisa Kuntz,	8/15/2013	544205	$128.58
SR Royalty LLC	8/15/2013	544206	$331.61
Sally Hesser Bates	8/15/2013	544207	$145.18
Sally Kennedy Allday	8/15/2013	544208	$111.78
Sally Van Wert Satterwhite	8/15/2013	544209	$91.35
Sammie Lester Jr.	8/15/2013	544210	$76.78
Samson Lone Star, LLC	8/15/2013	544211	$655.64
Sandra Byrd	8/15/2013	544212	$1,311.31
Sandra Schaefer	8/15/2013	544213	$1,095.34
Sarah Jean Harper	8/15/2013	544214	$117.37
Scott A. Harris	8/15/2013	544215	$1,947.25
Shadwell Resources, LLC	8/15/2013	544216	$496.68
Shannon M. Fritz	8/15/2013	544217	$96.47
Shatara Latrice Shelton	8/15/2013	544218	$54.04

MOR-72

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Sheila D. Walker	8/15/2013	544219	$3,542.01
Sherelyn Roberts	8/15/2013	544220	$87.27
Sherran Petroleum LLC	8/15/2013	544221	$295.64
Simeon Frances Wooten, III	8/15/2013	544222	$154.3
Slawson Exploration Co., Inc.	8/15/2013	544223	$102.69
State of ND acting by/through	8/15/2013	544224	$3,192.29
Stephanie Klym	8/15/2013	544225	$7,750.73
Stephen Matt Gose III	8/15/2013	544226	$298.27
Sterling MI-RO Partners LP	8/15/2013	544227	$73.43
Steven A. Kuntz	8/15/2013	544228	$96.5
Steven J. Prokop	8/15/2013	544229	$235.71
Susan Foster	8/15/2013	544230	$90.92
T.L. & Betty Bezzerides	8/15/2013	544231	$71.03
Texas-Ellis Properties LTD	8/15/2013	544232	$52.86
The Anthony & Teresa Kessel	8/15/2013	544233	$7,750.76
The Gose Family Trust	8/15/2013	544234	$2,090.97
The Nancy A. Green Trust	8/15/2013	544235	$118.1
The Olienyk Revoc. Living Tr.	8/15/2013	544236	$825
The Pfanenstiel Company, LLC	8/15/2013	544237	$633.13
Theodore C. Wagner, Sr. &	8/15/2013	544238	$53.02
Thomas H. Gose	8/15/2013	544239	$295.21
Thomas Kennedy	8/15/2013	544240	$152.91
Timothy Glovatsky	8/15/2013	544241	$197.12
Tommy D. Walker	8/15/2013	544242	$97.01
Tony I. Rambousek Mineral	8/15/2013	544243	$1,165.90
Triple J Investments Inc.	8/15/2013	544244	$228.65
Troy Cooper	8/15/2013	544245	$92.62
Trust U/W/O Sallie Mcgee Lentz	8/15/2013	544246	$967.83
UR Of America LTD, Aka	8/15/2013	544247	$108.39
Vernon L Foster Jr-2001 Dcl of	8/15/2013	544248	$348.52
Victor Kostenko	8/15/2013	544249	$66.09
Victory Exploration, LLC	8/15/2013	544250	$53.24
Wallace J Wock&Virginia B Wock	8/15/2013	544251	$8,640.31
Wanda Joyce McAfee	8/15/2013	544252	$80.35
William F. Michaels, Indvly&as	8/15/2013	544253	$1,792.81
William P. Finley	8/15/2013	544254	$182.71
William W. Curtis	8/15/2013	544255	$50.51
Willie F. Cooper, III	8/15/2013	544256	$71.02
Willie Richardson And	8/15/2013	544257	$121.52

MOR-73

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Youngblood, Ltd.	8/15/2013	544258	$158.28
Yvonne Wock	8/15/2013	544259	$7,750.73
Esther M. Aberle	8/15/2013	544260	$55.36
Children Of Jennifer Beason	8/15/2013	544261	$186.29
Children Of Barbara Carlton	8/15/2013	544262	$186.29
Maryann Kleban-Shannon-LA RRP	8/15/2013	544263	$44.79
Maryann Kleban-Shannon	8/15/2013	544264	$157.27
Melvin J. Kleban Trust - Log	8/15/2013	544265	$114
Frank E. Novy Trust	8/15/2013	544266	$13.26
Stephen A. Park	8/15/2013	544267	$13.08
Caren Harvey Prothro	8/15/2013	544268	$583.84
Children Of Bruce G. Roberts	8/15/2013	544269	$186.27
Jennifer Anne Roberts Beason	8/15/2013	544270	$412.67
Brown Bros. Investment Co.	8/15/2013	544271	$119.85
Thomas C. Brown	8/15/2013	544272	$4.01
Barbara Joyce Roberts Carlton	8/15/2013	544273	$412.73
Amy G. Key aka Amy Key Keith	8/15/2013	544274	$285.97
Est Of Elizabeth J.	8/15/2013	544275	$214.73
BG US Production Company, LLC	8/15/2013	544276	$2,513.75
Long Properties Trust	8/15/2013	544277	$30,279.40
Whiting Oil and Gas Corporatn	8/15/2013	544278	$6,572.06
Burlington Resources O&G Co LP	8/15/2013	544279	$70,821.59
Continental Resources, Inc.	8/15/2013	544280	$4,089.34
Hess Corporation	8/15/2013	544281	$7,192.15
Avalon North LLC	8/15/2013	544282	$225.29
Dakota West Energy LLC	8/15/2013	544283	$225.29
Cody Oil & Gas Corporation	8/15/2013	544284	$48.25
MBI Oil & Gas, LLC	8/15/2013	544285	$4,736.91
Adious Manning	8/30/2013	544296	$7,917.27
Albert Earl Thomas	8/30/2013	544297	$22.95
Albert Green	8/30/2013	544298	$46.73
Albert Watkins Key, Jr.	8/30/2013	544299	$56.47
Alice Avent Key	8/30/2013	544300	$39.72
Alice Marie Manning Coats	8/30/2013	544301	$19.59
Alison P. O'Balle	8/30/2013	544302	$17.29
Alprentice Calvin	8/30/2013	544303	$24
Amanda Jane Hall Wynn	8/30/2013	544304	$38.45
Angelia Cordova	8/30/2013	544305	$48.2
Angie Boyce	8/30/2013	544306	$5.74

MOR-74

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Anglia Flamer Robinson	8/30/2013	544307	$9.68
Anita L. Green	8/30/2013	544308	$34.41
Ann Pegram Deupree	8/30/2013	544309	$5.68
Annelle Glynn Reinberg	8/30/2013	544310	$10.21
Annette Garland	8/30/2013	544311	$47.06
Arlene Yvonne Rooks Lewis	8/30/2013	544312	$47.06
Arlusta Green Jr.	8/30/2013	544313	$28.72
Armenious Patterson, Jr.	8/30/2013	544314	$45.49
Armstrong Minerals, LLC	8/30/2013	544315	$33.67
Arthur L. Wilson	8/30/2013	544316	$12.45
Arza Turner	8/30/2013	544317	$881.75
Ascension Oil & Gas, LLC	8/30/2013	544318	$7.43
Ashley Tad Hillin	8/30/2013	544319	$6.69
Asleener Manning	8/30/2013	544320	$11.21
Augusta Evelyn Turner	8/30/2013	544321	$82.36
Autrey Griggs Jr, Patsy Cox	8/30/2013	544322	$14.36
BK Royalty Joint Venture	8/30/2013	544323	$23.91
Barbara Crawford	8/30/2013	544324	$56.99
Barbara Young Thompson	8/30/2013	544325	$21.41
Bear Creek Energy, LLC	8/30/2013	544326	$7.43
Berty E Koonce Mieglitz	8/30/2013	544327	$17.29
Betty F. Hester	8/30/2013	544328	$36.02
Betty Watson	8/30/2013	544329	$23
Billy Green	8/30/2013	544330	$46.72
Bobbie Ellen Wood Roberts	8/30/2013	544331	$26.71
Bobby Joe Cooks, Jr.	8/30/2013	544332	$19.32
Bonita Ann Davis	8/30/2013	544333	$30.29
Brenda Howard	8/30/2013	544334	$14.78
Brenda Jackson Lampkins	8/30/2013	544335	$6.18
Brigitte Davis Trust	8/30/2013	544336	$7.22
Brittany Green	8/30/2013	544337	$24.65
Carl Albert Niendorff, III	8/30/2013	544338	$103.87
Carl Burner Jacobs	8/30/2013	544339	$122.16
Carl John Wannemacher	8/30/2013	544340	$27.7
Carla Cadenhead Miller	8/30/2013	544341	$92.47
Carlos Wayne Cullom	8/30/2013	544342	$17.12
Carol A. Hudson	8/30/2013	544343	$14.36
Carolyn Else-Perkins	8/30/2013	544344	$48.53
Carolyn Verhalen	8/30/2013	544345	$441.54
MOR-75

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Cedric Chauncey Lewis	8/30/2013	544346	$9.41
Cedric Manning	8/30/2013	544347	$31.12
Chad Lee Cargill	8/30/2013	544348	$915.62
Chadwick Taylor	8/30/2013	544349	$12.9
Charise Hasdorff	8/30/2013	544350	$14.93
Charles Alexander	8/30/2013	544351	$28.97
Charles Edward Moore, Jr.	8/30/2013	544352	$24.09
Charles H. Williams	8/30/2013	544353	$12.76
Chris T. Bohnet	8/30/2013	544354	$49.3
Christal Hasdorff	8/30/2013	544355	$9.03
Christopher Hasdorff	8/30/2013	544356	$14.93
Clara Hughes	8/30/2013	544357	$21.63
Clarence Sneed	8/30/2013	544358	$21.63
Claude C. Perry, Jr.	8/30/2013	544359	$30.56
Clifford Jenkins	8/30/2013	544360	$99.57
Clorette Green	8/30/2013	544361	$48.01
Coastal Management Trust	8/30/2013	544362	$33.1
Comptroller Of Public Accts	8/30/2013	544363	$5.34
Corey Cox	8/30/2013	544364	$33.07
Cynthia K. Jackson	8/30/2013	544365	$46.72
Cynthia Lamatt Lewis Thorns	8/30/2013	544366	$9.41
Cynthia Renee Dorfman	8/30/2013	544367	$20.06
Cynthia Smith Pruitt Rev. Tr.	8/30/2013	544368	$26.71
Daniel W. Deupree, III	8/30/2013	544369	$6.84
Danielle Jeanen Butler	8/30/2013	544370	$10.83
David Blacksher Key	8/30/2013	544371	$39.72
David Deupree	8/30/2013	544372	$11.5
Dearl Rayford Moore	8/30/2013	544373	$17.12
Deborah H. Ruckman	8/30/2013	544374	$23.99
Debra N. Gibson	8/30/2013	544375	$30.56
Delbert Lea Fugler, Jr.	8/30/2013	544376	$13.35
Denise Jenkins	8/30/2013	544377	$47.06
Dennis Brown	8/30/2013	544378	$47.83
Dennis Easton	8/30/2013	544379	$21.76
Derrick Cox	8/30/2013	544380	$33.07
Desert Partners III, LP	8/30/2013	544381	$33.88
Despot Land Company	8/30/2013	544382	$4,447.43
Divide Resources, L.L.C.	8/30/2013	544383	$114.43
Dixie L. Hester	8/30/2013	544384	$6.13

MOR-76

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Dixie May Burns	8/30/2013	544385	$26.86
Donna Bryant	8/30/2013	544386	$28.66
Donna Kay Black Cochran	8/30/2013	544387	$47.83
Donnell D. Ocker	8/30/2013	544388	$17.93
Doris Green	8/30/2013	544389	$46.74
Dorothy A. Horwedel	8/30/2013	544390	$20.51
Dorothy Annette Medlin Loyd	8/30/2013	544391	$35.86
Dorothy Odara Crow	8/30/2013	544392	$5.68
Dwayne McLane	8/30/2013	544393	$21.58
Dwayne Rooks	8/30/2013	544394	$47.06
Earl A. Fleck	8/30/2013	544395	$27.7
Earl Wayne Pollard	8/30/2013	544396	$47.06
Edna Louise Bell	8/30/2013	544397	$17.12
Effie Jackson	8/30/2013	544398	$15.7
Elizabeth Allums Widhalm	8/30/2013	544399	$96.9
Elizabeth Fillmore	8/30/2013	544400	$21.41
Elizabeth Key Anderton	8/30/2013	544401	$39.72
Elizabeth Walton	8/30/2013	544402	$35.05
Elvin Leon Moore	8/30/2013	544403	$17.12
Elwood Botnen	8/30/2013	544404	$21.76
Emerald Oil, Inc.	8/30/2013	544405	$14.86
Emmett Shankle, Jr.	8/30/2013	544406	$28.97
Erin Gulk	8/30/2013	544407	$13.35
Faye Barnes	8/30/2013	544408	$49.21
Floyd Wilson Jr.	8/30/2013	544409	$23.53
Frances Payne	8/30/2013	544410	$5.93
Frank E. Wilson	8/30/2013	544411	$37.66
Freda Young	8/30/2013	544412	$25.55
Frederick James	8/30/2013	544413	$21.49
Freedom Pacific Trust	8/30/2013	544414	$41.25
Gartrell Letroy Dixon	8/30/2013	544415	$25
General Abdur Rahim	8/30/2013	544416	$22.95
George Barry Rector	8/30/2013	544417	$14.38
George D. Ford Jr.	8/30/2013	544418	$44.68
George R. Hall	8/30/2013	544419	$24.32
Gerald Peterson	8/30/2013	544420	$21.76
Geraldine Elizabeth Eldridge	8/30/2013	544421	$7.62
Geraldine Piatt Redditt	8/30/2013	544422	$21.17
Gerri Calvin	8/30/2013	544423	$47.98

MOR-77

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Gill Allen Rogers	8/30/2013	544424	$12.31
Glen Alan McCarty	8/30/2013	544425	$20.31
Grassy Butte Community Club	8/30/2013	544426	$14.17
Grassy Butte Rural Fire	8/30/2013	544427	$46.8
Green Family Rev Living Trust	8/30/2013	544428	$61.81
Gregory B. Smith	8/30/2013	544429	$22.95
Haley Webster	8/30/2013	544430	$15.15
Hallard Green	8/30/2013	544431	$21.63
Harold D. Ford	8/30/2013	544432	$14.36
Harrison T. Thomas	8/30/2013	544433	$22.95
Harry H. Hedges, III	8/30/2013	544434	$8.65
Helen Cooks	8/30/2013	544435	$15.7
Helene Kalp	8/30/2013	544436	$12.65
Henry Green	8/30/2013	544437	$28.72
Henry L. Walters, Jr.	8/30/2013	544438	$27.32
Hester Marie Lucas Miller	8/30/2013	544439	$8.91
Hobart Reid Key	8/30/2013	544440	$39.72
Hugh Coleman Quarles, Jr.	8/30/2013	544441	$24.01
J. B. Williams	8/30/2013	544442	$12.76
J. Kyle Jones	8/30/2013	544443	$5.17
JD Minerals	8/30/2013	544444	$22.61
JDMI, LLC	8/30/2013	544445	$8.88
Jacqueline Dawn Clark	8/30/2013	544446	$13.88
Jacqueline Veasey Larry	8/30/2013	544447	$10.21
Jacqueline Y. Edmond	8/30/2013	544448	$48.53
James Cooks	8/30/2013	544449	$19.32
James E. Roberson	8/30/2013	544450	$49.19
James E. Smith	8/30/2013	544451	$22.97
James F. & Vickie Melchior	8/30/2013	544452	$33.23
James G. Sansing	8/30/2013	544453	$13.78
James H. Wilson	8/30/2013	544454	$20.19
James Howard	8/30/2013	544455	$41.11
James Leon Williams	8/30/2013	544456	$48.76
James N. Newton Sr.	8/30/2013	544457	$30.56
James Peter Wannemacher	8/30/2013	544458	$27.7
James Robert Faucett	8/30/2013	544459	$7.62
Janet May Medlin Harrison	8/30/2013	544460	$35.86
Janet Vinson	8/30/2013	544461	$47.97
Jarvis Dixon	8/30/2013	544462	$25

MOR-78

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Jean Hailey Maranto	8/30/2013	544463	$26.71
Jennifer Ocker Lee	8/30/2013	544464	$17.93
Jennifer Strong	8/30/2013	544465	$6.11
Jeremy L. McCarty	8/30/2013	544466	$13.19
Jerry E. Howard	8/30/2013	544467	$101.02
Jessica Janeen Alexander	8/30/2013	544468	$6.5
Jewell Fay Johnson	8/30/2013	544469	$26.06
Jo Ann Manning Jones	8/30/2013	544470	$19.59
JoAnn A. Lane	8/30/2013	544471	$16.13
Joclyn Green	8/30/2013	544472	$79.48
John Henry Newton	8/30/2013	544473	$35.29
John Holloway	8/30/2013	544474	$14.78
John Humphrey	8/30/2013	544475	$49.21
John M. Glynn	8/30/2013	544476	$10.21
Jon S. Brown	8/30/2013	544477	$30.5
Joseph Griggs	8/30/2013	544478	$21.4
Joshua Ambers	8/30/2013	544479	$37.62
Joyce Manning Laney	8/30/2013	544480	$20.5
Joyce Marie Rosborough	8/30/2013	544481	$47.06
Joyce Newton	8/30/2013	544482	$70.29
Judith Rosemarie & Carlos	8/30/2013	544483	$37.15
Judy Ann Hailey Roppolo	8/30/2013	544484	$26.71
Julie C. Labonte	8/30/2013	544485	$6.39
Kameshia Calvin	8/30/2013	544486	$24
Karen Quarles Hull	8/30/2013	544487	$30.56
Karla Scott fka Marczuk	8/30/2013	544488	$8.82
Katrina Cox	8/30/2013	544489	$33.07
Kenneth Cavness	8/30/2013	544490	$54.47
Kenneth Dry, As Succ Trustee	8/30/2013	544491	$28.17
Kenneth Ray Williams	8/30/2013	544492	$12.57
Kevera Limited Partnership	8/30/2013	544493	$40.65
Kimberly Cox	8/30/2013	544494	$40.03
Kimeca Marie Moore	8/30/2013	544495	$24.09
L-K-E Investments	8/30/2013	544496	$17.5
LaDonna Sue Cullom	8/30/2013	544497	$17.12
Landers King Hubbard, Jr.	8/30/2013	544498	$17.25
Larry Rudd, Jr. TDCJ#1610069	8/30/2013	544499	$49.94
Larry V. Tucker	8/30/2013	544500	$18.79
Lashon Diane Lewis-Sanders	8/30/2013	544501	$9.41

MOR-79

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Lavonia Smith	8/30/2013	544502	$29.51
LeAnn Butler Robinson	8/30/2013	544503	$10.8
Lea Ann McCarty Stevenson	8/30/2013	544504	$20.31
Lekita Haggerty	8/30/2013	544505	$21.63
Lenzo Tucker	8/30/2013	544506	$54.03
Leo Daniel Butler, Jr.	8/30/2013	544507	$10.81
Leon E. Wosika	8/30/2013	544508	$58.54
Leslie Allen	8/30/2013	544509	$30.29
Leslie V. Clater	8/30/2013	544510	$17.28
Linda Goebel	8/30/2013	544511	$17.28
Linda Kay Turner	8/30/2013	544512	$82.36
Linda Kinsey	8/30/2013	544513	$47.98
Linda Rebecca Hall Palmer	8/30/2013	544514	$35.51
Lisa M. Farnham	8/30/2013	544515	$49.3
Littie Mae Manning Richardson	8/30/2013	544516	$44.75
Louis Taylor	8/30/2013	544517	$7.91
Lucile Wilson Lewis	8/30/2013	544518	$37.66
Lynley Stewart McCarley	8/30/2013	544519	$15.15
Lyra C. McCarty, Trustee	8/30/2013	544520	$13.35
Lyra Elaine McCarty	8/30/2013	544521	$15.16
Margaret McCarty Hamilton	8/30/2013	544522	$36.02
Marina Angel Banks	8/30/2013	544523	$367.33
Martavious Turner Wilson	8/30/2013	544524	$31.37
Martha Deupree Grigsby	8/30/2013	544525	$6.84
Martha Lynn Thomas	8/30/2013	544526	$22.95
Martha Sue Ellis Ware	8/30/2013	544527	$24.37
Mary Ann Cullom	8/30/2013	544528	$17.12
Mary Elizabeth Graves	8/30/2013	544529	$208.36
Mary Frances Hudson	8/30/2013	544530	$27.32
Mary Marks Holiday	8/30/2013	544531	$42.93
Matthew Marcellus Young	8/30/2013	544532	$5.34
Maurice Caveness	8/30/2013	544533	$50.84
Maurice Green	8/30/2013	544534	$18.15
Melvin D. Holloway	8/30/2013	544535	$14.78
Melvin L. Williams	8/30/2013	544536	$31.73
Merilyn Marie Graham Moore	8/30/2013	544537	$37.66
Mertice Marie Newton, A Widow	8/30/2013	544538	$67.25
Michael Allen	8/30/2013	544539	$21.63
Michael H. Neufeld	8/30/2013	544540	$18.94

MOR-80

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Michael John Boggs	8/30/2013	544541	$37.15
Michael L. McCarty	8/30/2013	544542	$8.14
Monsignor Scott Marczuk	8/30/2013	544543	$8.82
Mose Mallory	8/30/2013	544544	$10.51
Mrs. Willie Oleane Koonce	8/30/2013	544545	$5.26
Myron Wilson	8/30/2013	544546	$28.32
NFR East Texas Basin LLC	8/30/2013	544547	$30.57
Nancy Calvin	8/30/2013	544548	$90.85
Nancy Cerroni	8/30/2013	544549	$2,252.36
Nancy Glover	8/30/2013	544550	$23
Nancy Walters Vogt	8/30/2013	544551	$27.32
Nannette Green Davis	8/30/2013	544552	$20.45
Neaoma Ambers	8/30/2013	544553	$24.14
Nina Allen	8/30/2013	544554	$21.63
Noamia Davis	8/30/2013	544555	$88.4
Noble Royalty Access Fund 12LP	8/30/2013	544556	$24.93
Noble Royalty Access Fund 13LP	8/30/2013	544557	$24.9
Norman Johnson	8/30/2013	544558	$13.44
Olivia Ambers Williams	8/30/2013	544559	$44.38
Ollie M. Jordan	8/30/2013	544560	$16.4
Opal Hooper	8/30/2013	544561	$15.7
Otis Cooks	8/30/2013	544562	$19.32
Pamela Smith	8/30/2013	544563	$14.78
Pamela Taylor James	8/30/2013	544564	$12.9
Patricia Alexander	8/30/2013	544565	$52.79
Patricia Ann Huyer Hollis	8/30/2013	544566	$16.13
Patrick Tillman Netherton	8/30/2013	544567	$19.61
Patsy Truehitt	8/30/2013	544568	$11.44
Payne Family Trust	8/30/2013	544569	$5.9
Pearl States, Inc.	8/30/2013	544570	$16.51
Penny Star Cox	8/30/2013	544571	$13.84
Permian Basin Acquisition Fund	8/30/2013	544572	$9.92
Phyllis Green Mills	8/30/2013	544573	$46.73
PitchBlack Oil LLC	8/30/2013	544574	$20.07
Quenion Thomas	8/30/2013	544575	$21.41
Ray A. Tucker	8/30/2013	544576	$28.97
Ray Anthony Cullom, Jr.	8/30/2013	544577	$17.12
Raymond Stuart Harr	8/30/2013	544578	$144.44
Regina Bagley Cox	8/30/2013	544579	$33.07

MOR-81

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Regina Bohnet	8/30/2013	544580	$49.3
Regina Else Melton	8/30/2013	544581	$48.53
Reginald Eugene Manning	8/30/2013	544582	$7.14
Renee A. McAfee	8/30/2013	544583	$121.88
Richard M. Veatch	8/30/2013	544584	$30.31
Richard Murray Key	8/30/2013	544585	$39.72
Rita Butler	8/30/2013	544586	$48.53
Robert B. Cox	8/30/2013	544587	$11.93
Robert Bethke	8/30/2013	544588	$21.76
Robert Marion Allums	8/30/2013	544589	$46.46
Robert Myron Campbell	8/30/2013	544590	$21.35
Rodney McLane	8/30/2013	544591	$21.49
Ronald Hester	8/30/2013	544592	$23.99
Roosevelt Walton, Jr.	8/30/2013	544593	$35.04
Rosemary C. Stendeback	8/30/2013	544594	$13.87
Ross Abraham Sudderth	8/30/2013	544595	$5.74
Ruby Green	8/30/2013	544596	$46.72
Ruby J. Wilson	8/30/2013	544597	$78.05
Samuel H. Sudderth	8/30/2013	544598	$5.74
Samuel R. & Gloria K. Faucett	8/30/2013	544599	$7.62
Sandra Blake Bodenhamer	8/30/2013	544600	$35.51
Sandra Glynn Caruthers	8/30/2013	544601	$17.77
Sarah Niendorff Davis	8/30/2013	544602	$30.32
Shaquita Lashawn Moore	8/30/2013	544603	$24.09
Sharon Yvonne Moore	8/30/2013	544604	$17.12
Shelley D. Roberts	8/30/2013	544605	$20.06
Sherilyn Howard	8/30/2013	544606	$21.49
Sherry L. Ford Bankston	8/30/2013	544607	$45.01
Shya Wyatt	8/30/2013	544608	$17.25
Spring McCarty	8/30/2013	544609	$26.71
Stephanie Green	8/30/2013	544610	$19.95
Steve Williams	8/30/2013	544611	$30.32
Strategem Resources, LLC	8/30/2013	544612	$33.67
Stuart Glen Sharrock	8/30/2013	544613	$11.5
Sue Harber	8/30/2013	544614	$11.36
Susan Cay McCarty	8/30/2013	544615	$20.31
Susan Hall Terrell	8/30/2013	544616	$24.32
Susan Marie McClary	8/30/2013	544617	$16.49
Suzanne Anderson	8/30/2013	544618	$20.51

MOR-82

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
T. Doris McCarty, Indep Exectr	8/30/2013	544619	$12.16
Tamika Wyatt	8/30/2013	544620	$17.25
Tammy Collins Culverson	8/30/2013	544621	$12.86
Taresha Wilson Wyatt	8/30/2013	544622	$9.41
Teresa Smith	8/30/2013	544623	$29.51
Teton Properties, LLC	8/30/2013	544624	$25.07
Thomas Glen Medlin	8/30/2013	544625	$35.86
Thomas Rutherford Key	8/30/2013	544626	$39.64
Thomas Wade Koonce	8/30/2013	544627	$16.68
Tierra Johnson	8/30/2013	544628	$9.41
Timothy McCoy	8/30/2013	544629	$36.54
Troy Howard	8/30/2013	544630	$41.12
Vanessa Tatum	8/30/2013	544631	$21.14
Verna Williams	8/30/2013	544632	$14.78
Vernetta Howard	8/30/2013	544633	$47.15
Violet Cooks Ellis	8/30/2013	544634	$19.32
Vondia Cooks Pickney	8/30/2013	544635	$19.32
Walter Harold Fugler	8/30/2013	544636	$8.57
Walter Hearn Deupree	8/30/2013	544637	$6.84
Wanda Smith	8/30/2013	544638	$29.51
Wayland T. Wilson	8/30/2013	544639	$9.41
Welda Jo Marsh	8/30/2013	544640	$22.5
William H. Hall, Jr.	8/30/2013	544641	$30.72
William Joseph Niendorff	8/30/2013	544642	$24.15
William Roland Newton	8/30/2013	544643	$30.56
Wilma Green	8/30/2013	544644	$46.74
Wilma Jenkins	8/30/2013	544645	$47.06
Winfred Green Jr.	8/30/2013	544646	$21.67
Winnette Mason	8/30/2013	544647	$6.83
Yvette Butler Cooper	8/30/2013	544648	$10.8
Albert L. & Effie Hondl	8/30/2013	544649	$46.06
Alice Lynn Rogers	8/30/2013	544650	$11.54
Allan Grage	8/30/2013	544651	$8.27
Allan John Kasian	8/30/2013	544652	$13.02
Amanda Petties	8/30/2013	544653	$11.41
Amber H. Shaw	8/30/2013	544654	$21.75
Andrette Smith	8/30/2013	544655	$11.41
Anesia McGee Freeman c/o	8/30/2013	544656	$45.82
Anita Elaine Jackson	8/30/2013	544657	$32.49

MOR-83

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Ann Hooper Stacy	8/30/2013	544658	$8.33
Ann S Baur 7214489 (11601-01)	8/30/2013	544659	$39.24
Annie L. Stiles Annuity Trust	8/30/2013	544660	$35.54
Archie Ray Shaw	8/30/2013	544661	$47.54
Ashley Bowens	8/30/2013	544662	$16.78
Barbara Ann Campbell	8/30/2013	544663	$8.22
Barry Tucker	8/30/2013	544664	$8.89
Becky Fuqua Sutter	8/30/2013	544665	$43.94
Benjamin P. Horton, III Trust	8/30/2013	544666	$5.64
Bennie Jean McGee Collins	8/30/2013	544667	$15.27
Bennie Jewell Shaw Taylor	8/30/2013	544668	$20.45
Benny (Bernard) Willard	8/30/2013	544669	$30.99
Benny E. Britt	8/30/2013	544670	$11.83
Bertha M. Cooper	8/30/2013	544671	$54.81
Bessie Mae Hosey Byrum	8/30/2013	544672	$46.49
Beth F. Novy	8/30/2013	544673	$5.86
Betty Jo Ainsworth	8/30/2013	544674	$6.23
Betty Lee Eckley	8/30/2013	544675	$20.83
Black Mountain Royalty	8/30/2013	544676	$18.13
Blair Oil Trust	8/30/2013	544677	$13.49
Bobby Joe Lantrip	8/30/2013	544678	$7.94
Brenda Deloach	8/30/2013	544679	$12.95
Bruce Tomchuk	8/30/2013	544680	$7.91
Bryan Tomchuk	8/30/2013	544681	$7.91
Byron H. Schaff Jr.	8/30/2013	544682	$7.37
Candace Robinson	8/30/2013	544683	$31.98
Carlotta Tucker Grice	8/30/2013	544684	$8.89
Carol Carney Nasits	8/30/2013	544685	$26.01
Carol Rogers Hughes	8/30/2013	544686	$30.57
Carolyn Barker	8/30/2013	544687	$7.19
Carolyn Campbell Johnston	8/30/2013	544688	$8.22
Carolyn E. Moore	8/30/2013	544689	$17.33
Carolyn Shaw Davis Jeffery	8/30/2013	544690	$23.97
Carroll Lee Bennett	8/30/2013	544691	$11.54
Cecil Shaw	8/30/2013	544692	$47.97
Charles Mayo	8/30/2013	544693	$9.74
Charles Rogers	8/30/2013	544694	$5.25
Charles T. Howe	8/30/2013	544695	$30.55
Chase F. Schaff	8/30/2013	544696	$7.37

MOR-84

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Christine Carter	8/30/2013	544697	$39.84
Christopher L. Jones	8/30/2013	544698	$31.98
Claude Brooks	8/30/2013	544699	$17.42
Clay S. Carlile	8/30/2013	544700	$44.4
Clyde William Skidmore	8/30/2013	544701	$23.25
Constance Kihneman Grage	8/30/2013	544702	$16.53
Constantine G. Romanyshyn	8/30/2013	544703	$33.16
Corey Alexander	8/30/2013	544704	$16.52
Culroy P/A - Culest	8/30/2013	544705	$9.92
Curtis Dartson	8/30/2013	544706	$131.7
DJB Royalty Ventures LP	8/30/2013	544707	$65.4
Dana Orf	8/30/2013	544708	$45.16
Daniel Austin Lewis &	8/30/2013	544709	$38.18
Daniel Prentice McKay	8/30/2013	544710	$24.3
Danny Herbert Vokal	8/30/2013	544711	$49.12
David F. Nichols	8/30/2013	544712	$84.74
David G. Nuelle	8/30/2013	544713	$7.87
David Lynn Deutsch	8/30/2013	544714	$48.96
Deborah Marie Long	8/30/2013	544715	$35.35
Debra D. Jones	8/30/2013	544716	$22.22
Debra Sue McKay	8/30/2013	544717	$5.67
Dennie Cooper	8/30/2013	544718	$15.34
Diane Nichols Rogers	8/30/2013	544719	$33.27
Doll McGee & Dollie Currie, JT	8/30/2013	544720	$18.87
Donald Q. And Mary Jo Powell	8/30/2013	544721	$19.21
Donald Ray Allen	8/30/2013	544722	$11.41
Donna Porter Hanes	8/30/2013	544723	$19.54
Donnie Ray Richardson	8/30/2013	544724	$47.97
Dorothy Lee Wall Cook	8/30/2013	544725	$6.87
Dorothy Mae Horn Jones	8/30/2013	544726	$35.52
Dorsett Investment Trust	8/30/2013	544727	$20.9
Douglas Stanley Herring	8/30/2013	544728	$29.46
Dwight A. Jones	8/30/2013	544729	$22.22
Dylan Roth	8/30/2013	544730	$24.58
E. C. Fiedorek, Trustee	8/30/2013	544731	$32.04
E. H. Florence	8/30/2013	544732	$41.12
Edward Arnold Allen	8/30/2013	544733	$11.41
Edward P. Stiles u/w/o	8/30/2013	544734	$7.11
Edwin E. Hitt, MD	8/30/2013	544735	$6.07

MOR-85

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Edwin P. Romanyshyn	8/30/2013	544736	$33.16
Elizabeth Abney Woodall	8/30/2013	544737	$11.53
Ella V. Reeves	8/30/2013	544738	$18.84
Elof G. Carlson, Trust	8/30/2013	544739	$17
Emil A. Anheluk	8/30/2013	544740	$49.36
Emily K. Gifford	8/30/2013	544741	$37.01
Emma Porter Tampke	8/30/2013	544742	$19.54
Erdyce W. Horvatinovic	8/30/2013	544743	$41.46
Ernest Lane	8/30/2013	544744	$56.6
Ernest Lee Jennings	8/30/2013	544745	$28.4
Ernest Marshall, Trustee	8/30/2013	544746	$14.81
Ervin Wesley Reeves	8/30/2013	544747	$18.84
Estate of Michael M. Valerius	8/30/2013	544748	$15.4
Esther R. Mayberry	8/30/2013	544749	$10.07
Eugene W. Schwartzenberger	8/30/2013	544750	$30.99
Everett Real Estate, Inc.	8/30/2013	544751	$9.87
F. Darrell Hamilton	8/30/2013	544752	$64.69
Faye Akin	8/30/2013	544753	$28.66
Francis Ann Grigsby	8/30/2013	544754	$7.19
Francis J. Duncan	8/30/2013	544755	$23.23
Gary A. Schwartzenberger	8/30/2013	544756	$20.47
Gary Lane Driskell	8/30/2013	544757	$80.41
Gary Wayne Jones	8/30/2013	544758	$48.74
Gene Collier Price Gs Trust	8/30/2013	544759	$17.42
Gene Powell	8/30/2013	544760	$24.67
George H. Jones	8/30/2013	544761	$25.73
Georgia Sealey Dcsd, U/W, for	8/30/2013	544762	$14.81
Gil Whitney Allen	8/30/2013	544763	$11.41
Glenda Ann Richardson Reed	8/30/2013	544764	$57.66
Glenda Wall Dayton	8/30/2013	544765	$6.87
Glenn Leray Johnson	8/30/2013	544766	$95.22
Gloria Black Williams	8/30/2013	544767	$11.41
Gloriaetta Jones Erwin	8/30/2013	544768	$47.28
Gordon House	8/30/2013	544769	$28.51
Grasson D. Harlow &	8/30/2013	544770	$22.52
Green River Energy LLC	8/30/2013	544771	$10.55
Gregg Samuel Campbell	8/30/2013	544772	$8.22
Gregory Shaw	8/30/2013	544773	$38.73
Gregory Tucker	8/30/2013	544774	$8.89

MOR-86

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Gwenita Tucker	8/30/2013	544775	$8.89
H. Randall Hanner	8/30/2013	544776	$8.65
H.C. Kihneman III	8/30/2013	544777	$8.27
Hansel Family Trust	8/30/2013	544778	$9.62
Harold Lynn Grigsby	8/30/2013	544779	$21.76
Harrison-Smith Properties LLC	8/30/2013	544780	$6.39
Harry King, Jr. And	8/30/2013	544781	$11.54
Harvest Oil Company, LLC	8/30/2013	544782	$35.99
Harvey Griggs	8/30/2013	544783	$10.07
Hazel L. Smith	8/30/2013	544784	$28.75
Helen Elaine Adair	8/30/2013	544785	$7.08
Helen McGee	8/30/2013	544786	$28.88
Henry E. Norman, III	8/30/2013	544787	$19.91
Herbert Milsap Youngblood	8/30/2013	544788	$68.88
Howard A. Carney, Jr.	8/30/2013	544789	$26.01
Howell Rev Trust UTA 12/8/94	8/30/2013	544790	$49.47
Irvin Earnest Wall	8/30/2013	544791	$8.36
J. Dan Nichols	8/30/2013	544792	$47.84
Jack Abney	8/30/2013	544793	$11.54
Jack E. Price Gs Trust	8/30/2013	544794	$17.42
Jack G. Snyder	8/30/2013	544795	$18.84
Jade A. Washington	8/30/2013	544796	$35.43
Jalan Jamon Washington	8/30/2013	544797	$35.43
James D Moore&Charla F Moore	8/30/2013	544798	$17.51
James Earl Shaw	8/30/2013	544799	$59.81
Jan C. Knowles	8/30/2013	544800	$8.65
Jana Dawn Brewer	8/30/2013	544801	$19.91
Jana Jones Marshall	8/30/2013	544802	$15.28
Jane Katherine Heiser	8/30/2013	544803	$30.99
Jane Meeks Vitrano	8/30/2013	544804	$139.94
Janet Ann Kasian Malkowski	8/30/2013	544805	$29.69
Janis Burkett	8/30/2013	544806	$10.53
Jason D. Washington	8/30/2013	544807	$35.43
Jeff F. Haich & Victoria Marie	8/30/2013	544808	$24.77
Jeff W. Mays	8/30/2013	544809	$5.61
Jerald Wall	8/30/2013	544810	$8.08
Jerolene Shaw	8/30/2013	544811	$85.38
Jerry Sansing	8/30/2013	544812	$32.88
Jewel Delois Smith	8/30/2013	544813	$11.41

MOR-87

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Jimmie Brooks	8/30/2013	544814	$27.69
Jimmie Gipson	8/30/2013	544815	$13.02
Jimmie Lou Krecek	8/30/2013	544816	$7.94
Jo Ann Blalock Brelsford	8/30/2013	544817	$41.05
Joan Joyce Kadrmas aka Joanne	8/30/2013	544818	$30.99
Joan Marie Nance	8/30/2013	544819	$7.94
Joe William Cisco, Sr. And	8/30/2013	544820	$49.74
John B. Valerius	8/30/2013	544821	$15.4
John Christopher Deutsch	8/30/2013	544822	$32.49
John J. Veatch, Jr.	8/30/2013	544823	$5.21
John P. Thompson, Jr.	8/30/2013	544824	$7.69
John Wesley Manning, Jr.	8/30/2013	544825	$153.85
Johnie M. Ouzis	8/30/2013	544826	$29.12
Johnny Ray Williams	8/30/2013	544827	$22.73
Johnny V. Tamplin	8/30/2013	544828	$454.29
Joreitta Lou Hosey Prator	8/30/2013	544829	$92.44
Joseph C. Wall	8/30/2013	544830	$6.87
Joseph John Magalsky Lvg Tr	8/30/2013	544831	$34.54
Joseph Pflanzer MD	8/30/2013	544832	$9.65
Joy Lee Kindlesparger Lozano	8/30/2013	544833	$24.4
Joyce L. Bell	8/30/2013	544834	$36.35
Judy Jones Ryan	8/30/2013	544835	$15.28
Judy Rogers Potter	8/30/2013	544836	$30.57
Julie Deutsch Hodges Hinson	8/30/2013	544837	$48.96
Julie Snyder Diamond	8/30/2013	544838	$47.95
June Rooks Wallace	8/30/2013	544839	$17.66
Justin James Washington	8/30/2013	544840	$35.43
Kathrina M. McAfee	8/30/2013	544841	$30.36
Kay Kathryn McGee	8/30/2013	544842	$15.27
Ken E. Herring	8/30/2013	544843	$29.46
Kendall Cooper	8/30/2013	544844	$15.34
Kenith Leon Hanson	8/30/2013	544845	$31.46
Kenneth D. Hayes	8/30/2013	544846	$31.24
Kenneth McGee	8/30/2013	544847	$15.27
Kevin M. Brittner	8/30/2013	544848	$17.58
Kimberley Levine	8/30/2013	544849	$184.45
Kimbley McGee Lee	8/30/2013	544850	$48.99
Kitty McGee	8/30/2013	544851	$15.27
Kresha Collier Lane	8/30/2013	544852	$56.6

MOR-88

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
LCC Trust	8/30/2013	544853	$44.4
Lanelle Ray	8/30/2013	544854	$20.83
Laura B. Dunham	8/30/2013	544855	$8.42
Laurel Jeanette Kincy	8/30/2013	544856	$21.76
Lauren Curtis Irv Trust	8/30/2013	544857	$8.42
LeRoy Charles Schwartzenberger	8/30/2013	544858	$30.99
Legacy Royalties LTD	8/30/2013	544859	$28.74
Lela Mae Shaw Davis	8/30/2013	544860	$80.26
Les Bernard Allen	8/30/2013	544861	$11.41
Linda Carol Hooper	8/30/2013	544862	$8.33
Linda Carol Johnson Macon	8/30/2013	544863	$48.78
Linda Rogers Kendrick	8/30/2013	544864	$30.57
Linda Wall King	8/30/2013	544865	$48.74
Lodean Lavert	8/30/2013	544866	$43.46
Lola McGee	8/30/2013	544867	$45.82
Lori Lea Deutsch	8/30/2013	544868	$48.96
Lucinell Nichols Nees	8/30/2013	544869	$24.4
Madelyn Vaughan	8/30/2013	544870	$19.91
Malcolm Evans	8/30/2013	544871	$169.89
Malcolm H. McKay	8/30/2013	544872	$24.3
Marcus Allen	8/30/2013	544873	$11.41
Margaret F. Marczuk	8/30/2013	544874	$105.94
Margaret Irene	8/30/2013	544875	$30.99
Mariah Bowens	8/30/2013	544876	$16.78
Marilyn Davis Daniell	8/30/2013	544877	$18.94
Marilyn Jo White	8/30/2013	544878	$11.41
Marion D. & Ruth F. Dupree	8/30/2013	544879	$30.97
Mark Allen	8/30/2013	544880	$11.41
Mark D. Mays	8/30/2013	544881	$5.61
Mark Dunham	8/30/2013	544882	$10.53
Mark Rogers Trust	8/30/2013	544883	$6.39
Marquis Dewayne Shelton	8/30/2013	544884	$73.97
Marsha Mays Innes	8/30/2013	544885	$5.61
Marshall Carl Rice	8/30/2013	544886	$12.28
Martha Alice Boatner	8/30/2013	544887	$37.02
Martin Luther McGee	8/30/2013	544888	$15.27
Mary Ann Wittinger	8/30/2013	544889	$30.99
Mary Barbara Kasian Hughes	8/30/2013	544890	$26.74
Mary M. Moore	8/30/2013	544891	$15.46

MOR-89

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Mary Nell Finch	8/30/2013	544892	$7.94
Mary Rose Tomchuk	8/30/2013	544893	$7.91
Mary Wall Johnson	8/30/2013	544894	$8.36
Max E. Lynch Et Ux	8/30/2013	544895	$6.51
Mayiesha Bowens	8/30/2013	544896	$16.78
McMahon Energy Partners, LP	8/30/2013	544897	$6.7
Melba Wall Ratcliff	8/30/2013	544898	$8.08
Melinda Ann Driskell Ezell	8/30/2013	544899	$80.4
Meredith Allen	8/30/2013	544900	$11.41
Merlyn W. Goodman	8/30/2013	544901	$41.46
Michael E and Connie J Kasian	8/30/2013	544902	$14.46
Michael E. Novy	8/30/2013	544903	$8.82
Mike E. Nolte, Inc.	8/30/2013	544904	$24.67
Mineral Services, Inc.	8/30/2013	544905	$19.52
Monica S. Cooper	8/30/2013	544906	$15.34
Montana History Foundation Inc	8/30/2013	544907	$34.86
Myron & Sandra Romanyshyn	8/30/2013	544908	$7.04
Myron G. Blalock, Jr. Fam Tr.	8/30/2013	544909	$41.05
Nancy E. Davis	8/30/2013	544910	$38.22
Nancy Nichols Morris	8/30/2013	544911	$33.27
Nell L. Dupriest	8/30/2013	544912	$24.23
Nettie J. Lemon	8/30/2013	544913	$10.93
New Hope Baptist Church	8/30/2013	544914	$28.66
Norton Frickey	8/30/2013	544915	$29.62
Oklahoma Methodist Manor, Inc.	8/30/2013	544916	$12.19
Olden Davis Manning, Jr.	8/30/2013	544917	$48.68
Ora Long George, Deceased	8/30/2013	544918	$25.82
Paige Hampton	8/30/2013	544919	$20.65
Pajah Bowens	8/30/2013	544920	$16.78
Patrick Lynn Schwartzenberger	8/30/2013	544921	$30.99
Patrick Robertson	8/30/2013	544922	$31.98
Paul Niendorff	8/30/2013	544923	$47.86
Paul R. Mayo, Jr.	8/30/2013	544924	$13.43
Petrojarl Inc.	8/30/2013	544925	$112.64
Phillip Byron Hayes	8/30/2013	544926	$31.24
Pinebough Properties, LTD.	8/30/2013	544927	$137.67
Powers Mineral Group Inc.	8/30/2013	544928	$29.38
Presbyterian Home For Children	8/30/2013	544929	$21.06
Preston Exploration	8/30/2013	544930	$47.45

MOR-90

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Queen Esther Horn Dixon	8/30/2013	544931	$35.52
R A Baur Est-Ann S Baur TTEE	8/30/2013	544932	$8.95
Raboil Resources LLC	8/30/2013	544933	$30.78
Randall P. Woodruff	8/30/2013	544934	$41.83
Raymond L. Akin, Jr.	8/30/2013	544935	$7.19
Rebecca Driskell Hebert	8/30/2013	544936	$80.42
Reed/Cunningham LP	8/30/2013	544937	$10.66
Reginald Cooper	8/30/2013	544938	$15.34
Resource America, Inc.	8/30/2013	544939	$12.02
Rex Nathan Allen	8/30/2013	544940	$11.41
Richard And Peggy Ingram	8/30/2013	544941	$14.22
Richard Cooper, Jr.	8/30/2013	544942	$27.39
Richard Porter, Jr.	8/30/2013	544943	$19.54
Robby Patterson	8/30/2013	544944	$45.62
Robert D. Valerius	8/30/2013	544945	$15.4
Robert Lee Warren	8/30/2013	544946	$8.51
Rommel C. Shaw	8/30/2013	544947	$20.45
Rosalie Nichols	8/30/2013	544948	$21.63
Ross Marie Dunn	8/30/2013	544949	$15.14
Round Hill Royalty Ltd. Part.	8/30/2013	544950	$37.08
Roy Elbert Johnson	8/30/2013	544951	$161.9
Roy Hall Richardson	8/30/2013	544952	$47.97
Roy M. Romanyshyn	8/30/2013	544953	$33.16
Ruby Liston	8/30/2013	544954	$24.23
Sandra Louise Wilson	8/30/2013	544955	$23.51
Sandra Renee Johnson Lederman	8/30/2013	544956	$48.78
Sartor Brothers Properties LLC	8/30/2013	544957	$6.39
Scott Alan Curtis	8/30/2013	544958	$8.42
Scott H. Jones and	8/30/2013	544959	$13.26
Scott Joseph Butler	8/30/2013	544960	$8.6
Scott M. Campbell	8/30/2013	544961	$8.22
Scott T. Petersen	8/30/2013	544962	$26.3
Sellars Family LLC	8/30/2013	544963	$15.06
Selwyn Jones	8/30/2013	544964	$14.49
Shatara Latrice Shelton	8/30/2013	544965	$73.97
Sheila Jo Pierce	8/30/2013	544966	$23.25
Sheri Hataway	8/30/2013	544967	$9.74
Shirley Marchell	8/30/2013	544968	$15.6
Stephen Paul Herring	8/30/2013	544969	$29.46

MOR-91

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Suanne Niendorff Ferguson	8/30/2013	544970	$45.26
Sue Isom	8/30/2013	544971	$15.14
Suzanne H. Hale	8/30/2013	544972	$8.65
Sylvester E. & Debra K.	8/30/2013	544973	$33.16
T.L. & Betty Bezzerides	8/30/2013	544974	$78.45
Terrence John&Patricia Tomchuk	8/30/2013	544975	$44.21
Texas Inland Corporation	8/30/2013	544976	$13.58
The Anthony & Teresa Kessel	8/30/2013	544977	$24.77
The Henderson Place, Ltd.	8/30/2013	544978	$56.29
Thomas H. Fuqua, Jr.	8/30/2013	544979	$47.84
Thomas H. Gose	8/30/2013	544980	$391.87
Thomas K. Nichols Jr.	8/30/2013	544981	$33.27
Thomas Stephens Joyner	8/30/2013	544982	$22.22
Thomas W. Sabin, Jr.	8/30/2013	544983	$6.95
Thomas William Alexander	8/30/2013	544984	$5.3
Tina Lee Ebukam	8/30/2013	544985	$48.68
Tomchuk Lvng Tr dtd 1/19/00	8/30/2013	544986	$7.91
Tommy G. Smith	8/30/2013	544987	$61.42
Tommy Weems	8/30/2013	544988	$41.96
Tonya R. Cook	8/30/2013	544989	$47.28
Tracy McGee Bell	8/30/2013	544990	$48.99
Travis L. Robertson	8/30/2013	544991	$31.98
Valencia Denise Rhone	8/30/2013	544992	$20.27
Vernon L. Herring	8/30/2013	544993	$29.46
Vinetta Allen	8/30/2013	544994	$12.4
Violet Strange	8/30/2013	544995	$13.46
Wanda D. Jones	8/30/2013	544996	$22.22
Washington Univ/Adams	8/30/2013	544997	$9.76
William C. Eiland	8/30/2013	544998	$26.3
William Lee Vick	8/30/2013	544999	$44.4
William W. Curtis	8/30/2013	545000	$149.13
Willie Clarence Allen	8/30/2013	545001	$11.41
Willie Richardson	8/30/2013	545002	$47.97
Willischild Oil & Gas Corp.	8/30/2013	545003	$9.71
Willow Acres, LP	8/30/2013	545004	$6.39
Yancey/Cunningham Family, LP	8/30/2013	545005	$10.66
Thomas C. Brown	8/30/2013	545014	$1.36
Bernadette Rose Basaraba	8/30/2013	545016	$245.53
Donald William Basaraba	8/30/2013	545017	$245.53

MOR-92

All Disbursements for the Current Reporting Month

August 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Jeff F. Haich & Victoria Marie	8/30/2013	545018	$245.53
Kathy Jo Cline	8/30/2013	545019	$245.53
Patricia Kay Malkowski, a m/w	8/30/2013	545020	$245.53
Roy Michael Basaraba	8/30/2013	545021	$245.53
Stephanie Klym	8/30/2013	545022	$245.53
Yvonne Wock	8/30/2013	545023	$245.53
			$1,344,988.05

MOR-93

Exhibit V

GMX Bank Reconciliation
Operating Account, Sweep Account & Controlled Disbursements Account
Ending Balance per Bank Statement	$6,262,496.55
Plus: Total Amount of Outstanding Deposits	—
Minus: Total Amount of Outstanding Checks and Other Debits *	(701,739.96)
Minus Service Charges	—
Ending Balance per Check Register **(a)	$5,560,757

The summary pages of the Company's three bank statements that make up the total operating accounts are provided below.

MOR-94

Capital One Bank

Cycle Statement
Report Date 9/3/13

GMX RESOURCES, INC
OPERATING ACCOUNT
"DIP" WESTERN DISTRICT OF OKLAHOMA
CASE NO. 13-11456 (SAH)
9400 N BROADWAY - SUITE 600
OKLAHOMA CITY OK 73114

ACCOUNT NUMBER [redacted]
BEGINNING 08/01/13
ENDING 08/31/13

ENCLOSURES 0
SPECIAL HANDL
SSN#/TAX ID [redacted]
PAGE 1 OF 11

* * * * * * * * * * * COMMERCIAL CHECKING ACCOUNT SUMMARY * * * * * * * * * * *

PREVIOUS BALANCE		150,000.00	AVG COLL BALANCE	
+	64 CREDITS/DEPOSITS	120,110,779.36		141,821.26
-	71 DEBITS/CHECKS	120,093,367.34	YTD INTEREST PAID	
-	SERVICE CHARGES	.00		.00
+	INTEREST PAID	.00		
ENDING BALANCE		167,412.02		

DEPOSITS AND OTHER CREDITS

DATE	AMOUNT	TRANSACTION DESCRIPTION		REF NO
08/01	1,971,751.34	ACH deposit	080113	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC CUST. PRIN CR		
08/01	94,859.48	Customer deposit		66315600
08/01	3,396.31	Wire transfer deposit	080113	
		WASKOM GAS PROCE SSING COMP		
		130801132146F101		
08/01	2.74	ACH deposit	080113	
		SWEEP REPURCHASE INTEREST		065000090000017
		GMX RESOURCES, INC CUST. INT. CR		
08/02	1,936,007.89	ACH deposit	080213	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC CUST. PRIN CR		
08/02	2.69	ACH deposit	080213	
		SWEEP REPURCHASE INTEREST		065000090000017
		GMX RESOURCES, INC CUST. INT. CR		
08/05	1,932,039.30	ACH deposit	080513	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC CUST. PRIN CR		
08/05	1,580,000.00	Book transfer credit	FR 3620097615	
08/05	8.05	ACH deposit	080513	
		SWEEP REPURCHASE INTEREST		065000090000015
		GMX RESOURCES, INC CUST. INT. CR		
08/06	3,485,139.77	ACH deposit	080613	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC CUST. PRIN CR		
08/06	34,096.95	Customer deposit		23318325

MOR-95

Capital One Bank
Commercial Banking Group

MANAGE YOUR CASH
CASH MANAGEMENT | CHECKING | MONEY MARKET | CDs | LOANS

GMX RESOURCES, INC
"DIP" WESTERN DISTRICT OF OKLAHOMA
CASE NO. 13-11456 (SAH)
9400 N. BROADWAY - SUITE 600
OKLAHOMA CITY OK 73114

▸ Contact your Relationship Manager to discuss targeted solutions for your evolving business needs.

ACCOUNT SUMMARY FOR PERIOD AUGUST 01, 2013 - AUGUST 30, 2013

Commercial Checking [redacted] — GMX RESOURCES, INC

Previous Balance 07/31/13	$0.00	Number of Days in Cycle	30
22 Deposits/Credits	$3,958,615.53	Minimum Balance This Cycle	($205,334.89)
1171 Checks/Debits	($3,958,615.53)	Average Collected Balance	($6,585.20)
Service Charges	$0.00		
Ending Balance 08/30/13	$0.00		

ACCOUNT DETAIL FOR PERIOD AUGUST 01, 2013 - AUGUST 30, 2013

Commercial Checking [redacted] — GMX RESOURCES, INC

Date	Description	Deposits/Credits	Withdrawals/Debits	Resulting Balance
08/01	Control disbursement funding CAP CD INHOUSE CONT.DISB. 080113 GMX RESOURCES	$39,142.50		$39,142.50
08/01	Check 216120		$9,593.95	$29,548.55
08/01	Check 542579		$9,129.03	$20,419.52
08/01	Check 216190		$3,463.67	$16,955.85
08/01	Check 216200		$2,575.00	$14,380.85
08/01	Check 542261		$1,857.47	$12,523.38
08/01	Check 541362		$1,665.74	$10,857.64
08/01	Check 216194		$1,574.12	$9,283.52
08/01	Check 541952		$1,075.06	$8,208.46
08/01	Check 542903		$1,020.00	$7,188.46
08/01	Check 542344		$891.81	$6,296.65
08/01	Check 542670		$723.28	$5,573.37
08/01	Check 216160		$682.01	$4,891.36
08/01	Check 542518		$551.16	$4,340.20
08/01	Check 543091		$387.81	$3,952.39
08/01	Check 542797		$385.90	$3,566.49
08/01	Check 542742		$348.81	$3,217.68
08/01	Check 543259		$309.11	$2,908.57

Thank you for banking with us

PAGE 1 OF 40

Branch bank products and services offered by Capital One, N.A., Capital One Bank is a trade name of Capital One, N.A. and does not refer to a separately insured institution, Member FDIC, © 2013 Capital One, All rights reserved.

MEMBER FDIC

EQUAL HOUSING LENDER

MOR-96

Capital One Bank
Investments Department
P.O. Box 85532
Richmond, VA 23285-5532
(866) 632-8888

GMX RESOURCES, INC
9400 NORTH BROADWAY SUITE 600
OKLAHOMA CITY,OK 73114

ACCOUNT NUMBER [redacted]
CUSTOMER NUMBER [redacted]

OVERNIGHT INVESTMENT RECAP FOR THE MONTH

DATES	YIELD	RATE	REPO/ EURO	INVESTMENT PURCHASE	INTEREST EARNED	INVESTMENT REDEMPTION
08/01/13@ 1	0.0507%	0.0500%	R	1,936,007.89	2.69	1,936,010.58
08/02/13@ 3	0.0507%	0.0500%	R	1,932,039.30	8.05	1,932,047.35
08/05/13@ 1	0.0507%	0.0500%	R	3,485,139.77	4.84	3,485,144.61
08/06/13@ 1	0.0507%	0.0500%	R	3,222,138.09	4.48	3,222,142.57
08/07/13@ 1	0.0507%	0.0500%	R	2,845,244.86	3.95	2,845,248.81
08/08/13@ 1	0.0507%	0.0500%	R	2,545,099.36	3.53	2,545,102.89
08/09/13@ 3	0.0507%	0.0500%	R	2,357,799.34	9.82	2,357,809.16
08/12/13@ 1	0.0507%	0.0500%	R	2,876,278.65	3.99	2,876,282.64
08/13/13@ 1	0.0507%	0.0500%	R	2,353,798.05	3.27	2,353,801.32
08/14/13@ 1	0.0507%	0.0500%	R	2,262,940.17	3.14	2,262,943.31
08/15/13@ 1	0.0507%	0.0500%	R	4,188,563.72	5.82	4,188,569.54
08/16/13@ 3	0.0507%	0.0500%	R	8,551,932.95	35.63	8,551,968.58
08/19/13@ 1	0.0507%	0.0500%	R	8,513,579.73	11.82	8,513,591.55
08/20/13@ 1	0.0507%	0.0500%	R	8,151,497.77	11.32	8,151,509.09
08/21/13@ 1	0.0507%	0.0500%	R	7,769,899.71	10.79	7,769,910.50
08/22/13@ 1	0.0507%	0.0500%	R	7,604,280.48	10.56	7,604,291.04
08/23/13@ 3	0.0507%	0.0500%	R	7,263,954.96	30.27	7,263,985.23
08/26/13@ 1	0.0507%	0.0500%	R	7,107,538.75	9.87	7,107,548.62
08/27/13@ 1	0.0507%	0.0500%	R	7,031,897.87	9.77	7,031,907.64
08/28/13@ 1	0.0507%	0.0500%	R	6,998,692.81	9.72	6,998,702.53
08/29/13@ 1	0.0507%	0.0500%	R	6,909,413.49	9.60	6,909,423.09
08/30/13@ 4	0.0507%	0.0500%	R	6,095,084.53	33.86	6,095,118.39
33 DAY TOTAL:	0.0507%	0.0500%		5,166,652.39	236.79	5,166,889.18

TOTAL INVESTMENT DOLLARS MTD: 112,002,822.25
TOTAL INTEREST EARNED MTD: 236.79
TOTAL INVESTMENT RETURNS MTD: 112,003,059.04

MOR-97

Exhibit VI

Receivables in the Over 90 Days Category

Customer	Receivable Date	Status
Barbara A. Holloway	4/15/2013	Paid 9/4/13
Barbara A. Holloway	5/15/2013	Paid 9/4/13
Brown Bros. Investment Co.	4/15/2013	Have Contacted; Awaiting Response
Brown Bros. Investment Co.	5/15/2013	Have Contacted; Awaiting Response
Brown Credit Shelter Trust	4/15/2013	Have Contacted; Awaiting Response
Brown Family Oil & Gas, LLC	5/15/2013	Paid 9/4/13
Esther M. Aberle	4/15/2013	Have Contacted; Awaiting Response
Esther M. Aberle	5/15/2013	Have Contacted; Awaiting Response
ExxonMobil Corporation	4/15/2013	Re-sent Invoice 9/5/13
FIG 2013 Drilling and	5/31/2013	Credit Due from Reynolds
Frank E. Novy Trust	4/15/2013	Have Contacted; Awaiting Response
Frank E. Novy Trust	5/15/2013	Have Contacted; Awaiting Response
Glen Rose Partners, L. P.	4/15/2013	Paid 9/4/13
Harold B. Brown Marital Tr.	4/15/2013	Paid 9/4/13
Harold B. Brown Non-Mar Tr.	4/15/2013	Paid 9/4/13
Harvest Oil Company, LLC	4/15/2013	Have Contacted; Awaiting Response
Harvest Oil Company, LLC	5/15/2013	Have Contacted; Awaiting Response
Honcho Energy Operating LLC	4/15/2013	Credit Due from Reynolds
Honcho Energy Operating LLC	5/15/2013	Credit Due from Reynolds
JJ Oil, LLC	4/30/2013	Have Contacted; Awaiting Response
Kim T. Parson	4/15/2013	Have Contacted; Awaiting Response
Kim T. Parson	5/15/2013	Have Contacted; Awaiting Response
LARCO Resources, LLC	4/15/2013	Have Contacted; Awaiting Response
LARCO Resources, LLC	5/15/2013	Have Contacted; Awaiting Response
LSM Energy, Inc.	4/15/2013	Have Contacted; Awaiting Response
LSM Energy, Inc.	5/15/2013	Have Contacted; Awaiting Response
Larry W. Miller	4/15/2013	Have Contacted; Awaiting Response
Larry W. Miller	5/15/2013	Have Contacted; Awaiting Response
Loutex Production Company	4/15/2013	Have Contacted; Awaiting Response
Loutex Production Company	5/15/2013	Have Contacted; Awaiting Response
Lowell L. Novy	4/15/2013	Have Contacted; Awaiting Response
Lowell L. Novy	5/15/2013	Have Contacted; Awaiting Response
MW Oil Investment Company, Inc.	5/15/2013	Paid in September
Maryann Kleban-Shannon	4/15/2013	Have Contacted; Awaiting Response
Maryann Kleban-Shannon	5/15/2013	Have Contacted; Awaiting Response

MOR-98

Exhibit VI

Receivables in the Over 90 Days Category

Customer	Receivable Date	Status
Maryann Kleban-Shannon-L.A.	4/15/2013	Have Contacted; Awaiting Response
Maryann Kleban-Shannon-LA RRP	4/15/2013	Have Contacted; Awaiting Response
Maryann Kleban-Shannon-LA RRP	5/15/2013	Have Contacted; Awaiting Response
Maynard H. Brown Trust	4/15/2013	Have Contacted; Awaiting Response
Melvin Dan Hutchins	4/15/2013	Have Contacted; Awaiting Response
Melvin J. Kleban Trust - Log	4/15/2013	Have Contacted; Awaiting Response
Melvin J. Kleban Trust - Log	5/15/2013	Have Contacted; Awaiting Response
Miller Oil & Gas LLC	4/15/2013	Re-sent Invoice 9/16/13
Miller Oil & Gas LLC	5/15/2013	Re-sent Invoice 9/16/13
Northern Energy Corporation	4/15/2013	Have Contacted; Awaiting Response
Northern Energy Corporation	5/15/2013	Have Contacted; Awaiting Response
Northern Oil & Gas, Inc.	4/15/2013	Will recoup from Future Revenues
Northern Oil & Gas, Inc.	5/15/2013	Will recoup from Future Revenues
Penn Virginia Oil & Gas, L.P.	4/15/2013	Have Contacted; Awaiting Response
Strata Minerals Inc.	5/15/2013	Will recoup from Future Revenues
TDW, LLC	4/15/2013	Will contact Owner
TDW, LLC	5/8/2013	Will contact Owner
Williston Basin Energy LLC	4/15/2013	Paid 9/13/13
Endeavor Pipeline, Inc	4/30/2013	Related Company - No payment required
Endeavor Pipeline, Inc	5/31/2013	Related Company - No payment required

MOR-99